                                                                     EXHIBIT 4.3


                                    INDENTURE


                                     between


                         BAY VIEW 2003-LJ-1 OWNER TRUST
                                    as Issuer



                                       and



                      DEUTSCHE BANK TRUST COMPANY AMERICAS
                              as Indenture Trustee



                           Dated as of August 1, 2003



Indenture

                                TABLE OF CONTENTS


                                                                                                    Page
                                                                                                    ----

ARTICLE I DEFINITIONS AND INCORPORATION BY REFERENCE ..............................................   2

   SECTION 1.01  Definitions ......................................................................   2
   SECTION 1.02  Incorporation by Reference of Trust Indenture Act ................................  15
   SECTION 1.03  Rules of Construction ............................................................  15
   SECTION 1.04  Directions .......................................................................  16

ARTICLE II THE NOTES ..............................................................................  16

   SECTION 2.01  Form .............................................................................  16
   SECTION 2.02  Execution, Authentication and Delivery ...........................................  16
   SECTION 2.03  Temporary Notes ..................................................................  17
   SECTION 2.04  Registration; Registration of Transfer and Exchange ..............................  17
   SECTION 2.05  Mutilated, Destroyed, Lost or Stolen Notes .......................................  19
   SECTION 2.06  Payment of Principal and Interest; Defaulted Interest ............................  20
   SECTION 2.07  Cancellation .....................................................................  21
   SECTION 2.08  Book-Entry Notes .................................................................  21
   SECTION 2.09  Notices to Clearing Agency .......................................................  22
   SECTION 2.10  Definitive Notes .................................................................  22
   SECTION 2.11  Release of Pledged Assets ........................................................  23
   SECTION 2.12  Tax Treatment ....................................................................  23
   SECTION 2.13  ERISA ............................................................................  23
   SECTION 2.14  CUSIP Numbers ....................................................................  23

ARTICLE III COVENANTS .............................................................................  24

   SECTION 3.01  Payment of Principal and Interest ................................................  24
   SECTION 3.02  Maintenance of Office or Agency ..................................................  24
   SECTION 3.03  Money for Payments to be Held in Trust ...........................................  24
   SECTION 3.04  Existence ........................................................................  26
   SECTION 3.05  Protection of Trust Estate ........................................................ 26
   SECTION 3.06  Opinions as to Pledged Assets ....................................................  27
   SECTION 3.07  Performance of Obligations; Servicing of Receivables .............................  27
   SECTION 3.08  Negative Covenants ...............................................................  29
   SECTION 3.09  Annual Statement as to Compliance ................................................  29
   SECTION 3.10  Issuer May Consolidate, etc.  Only on Certain Conditions .........................  30
   SECTION 3.11  Successor Transferee .............................................................  32
   SECTION 3.12  No Other Business ................................................................  32
   SECTION 3.13  No Borrowing .....................................................................  33
   SECTION 3.14  Servicer's Obligations ...........................................................  33
   SECTION 3.15  Guarantees, Loans, Advances and Other Liabilities ................................  33
   SECTION 3.16  Capital Expenditures .............................................................  33
   SECTION 3.17  Restricted Payments ..............................................................  33


                                        i
Indenture


   SECTION 3.18  Notice of Events of Default ......................................................  33
   SECTION 3.19  Further Instruments and Acts .....................................................  34
   SECTION 3.20  Compliance with Laws .............................................................  34
   SECTION 3.21  Amendments of Trust Agreement ....................................................  34
   SECTION 3.22  Certain Representations, Warranties and Covenants Related to Receivables .........  34

ARTICLE IV SATISFACTION AND DISCHARGE .............................................................  34

   SECTION 4.01  Satisfaction and Discharge of Indenture ..........................................  34
   SECTION 4.02  Application of Trust Money .......................................................  36
   SECTION 4.03  Repayment of Monies Held by Paying Agent .........................................  36

ARTICLE V EVENTS OF DEFAULT; REMEDIES .............................................................  36

   SECTION 5.01  Events of Default ................................................................  36
   SECTION 5.02  Rights Upon Event of Default .....................................................  38
   SECTION 5.03  Collection of Indebtedness and Suits for Enforcement by Indenture Trustee ........  40
   SECTION 5.04  Remedies .........................................................................  42
   SECTION 5.05  Optional Preservation of the Receivables .........................................  43
   SECTION 5.06  Priorities .......................................................................  43
   SECTION 5.07  Limitation of Suits ..............................................................  44
   SECTION 5.08  Unconditional Rights of Noteholders to Receive Principal and Interest ............  44
   SECTION 5.09  Restoration of Rights and Remedies ...............................................  44
   SECTION 5.10  Rights and Remedies Cumulative ...................................................  45
   SECTION 5.11  Delay or Omission Not a Waiver ...................................................  45
   SECTION 5.12  Control by Controlling Party .....................................................  45
   SECTION 5.13  Waiver of Past Defaults ..........................................................  45
   SECTION 5.14  Undertaking for Costs ............................................................  46
   SECTION 5.15  Waiver of Stay or Extension Laws .................................................  46
   SECTION 5.16  Action on Notes ..................................................................  46
   SECTION 5.17  Performance and Enforcement of Certain Obligations ...............................  47
   SECTION 5.18  Optional Deposits by the Insurer .................................................  47

ARTICLE VI THE INDENTURE TRUSTEE ..................................................................  48

   SECTION 6.01  Duties of Indenture Trustee ......................................................  48
   SECTION 6.02  Rights of Indenture Trustee ......................................................  50
   SECTION 6.03  Individual Rights of Indenture Trustee ...........................................  51
   SECTION 6.04  Indenture Trustee's Disclaimer ...................................................  52
   SECTION 6.05  Notice of Defaults ...............................................................  52
   SECTION 6.06  Reports by Indenture Trustee to Holders ..........................................  52
   SECTION 6.07  Compensation and Indemnity .......................................................  52
   SECTION 6.08  Replacement of Indenture Trustee .................................................  53
   SECTION 6.09  Successor Indenture Trustee by Merger ............................................  54
   SECTION 6.10  Appointment of Co-Indenture Trustee or Separate Indenture Trustee ................  55
   SECTION 6.11  Eligibility ......................................................................  56
   SECTION 6.12  Collateral Agent to Follow Indenture Trustee's Instructions ......................  56
   SECTION 6.13  Preferential Collection of Claims Against Issuer .................................  57


                                       ii
Indenture


   SECTION 6.14  Representations and Warranties of Indenture Trustee ..............................  57
   SECTION 6.15  Disqualification of the Indenture Trustee ........................................  57
   SECTION 6.16  Waiver of Setoffs ................................................................  57
   SECTION 6.17  Control by the Controlling Party .................................................  57

ARTICLE VII NOTEHOLDERS' LISTS AND REPORTS ........................................................  57

   SECTION 7.01  Issuer to Furnish Indenture Trustee Names and Addresses of Noteholders ...........  57
   SECTION 7.02  Preservation of Information; Communications to Noteholders .......................  58
   SECTION 7.03  Reports by Issuer ................................................................  58
   SECTION 7.04  Reports by Indenture Trustee .....................................................  59

ARTICLE VIII DISTRIBUTIONS; STATEMENTS TO THE NOTEHOLDERS .........................................  59

   SECTION 8.01  Lock-Box Account .................................................................  59
   SECTION 8.02  Collection Account ...............................................................  59
   SECTION 8.03  Collections ......................................................................  59
   SECTION 8.04  Purchase Amounts .................................................................  60
   SECTION 8.05  Distributions to Parties .........................................................  60
   SECTION 8.06  Servicer Advances ................................................................  63
   SECTION 8.07  Payahead Account .................................................................  63
   SECTION 8.08  [reserved] .......................................................................  64
   SECTION 8.09  Release of Pledged Assets ........................................................  64
   SECTION 8.10  Opinion of Counsel ...............................................................  64
   SECTION 8.11  Calculation of Notional Principal Amount .........................................  65

ARTICLE IX CREDIT ENHANCEMENT .....................................................................  65

   SECTION 9.01  Subordination ....................................................................  65
   SECTION 9.02  Spread Account ...................................................................  65
   SECTION 9.03  Policy ...........................................................................  66
   SECTION 9.04  Surrender of the Policy ..........................................................  68

ARTICLE X SUPPLEMENTAL INDENTURES .................................................................  69

   SECTION 10.01 Supplemental Indentures Without Consent of Noteholders ...........................  69
   SECTION 10.02 Supplemental Indentures With Consent of Noteholders ..............................  70
   SECTION 10.03 Execution of Supplemental Indentures .............................................  71
   SECTION 10.04 Effect of Supplemental Indenture .................................................  71
   SECTION 10.05 Conformity with Trust Indenture Act ..............................................  72
   SECTION 10.06 Reference in Notes to Supplemental Indentures ....................................  72

ARTICLE XI REDEMPTION OF NOTES ....................................................................  72

   SECTION 11.01 Redemption .......................................................................  72
   SECTION 11.02 Form of Redemption Notice ........................................................  72
   SECTION 11.03 Notes Payable on Redemption Date .................................................  73

ARTICLE XII MISCELLANEOUS .........................................................................  73

   SECTION 12.01 Compliance Certificates and Opinions, etc. .......................................  73
   SECTION 12.02 Form of Documents Delivered to Indenture Trustee .................................  75
   SECTION 12.03 Acts of Noteholders ..............................................................  75


                                       iii
Indenture


   SECTION 12.04 Notices, etc., to Indenture Trustee, Issuer, Insurer and Rating Agencies .........  76
   SECTION 12.05 Notices to Noteholders; Waiver ...................................................  77
   SECTION 12.06 Alternate Payment and Notice Provisions ..........................................  78
   SECTION 12.07 Conflict With Trust Indenture Act ................................................  78
   SECTION 12.08 Effect of Headings and Table of Contents .........................................  78
   SECTION 12.09 Successors and Assigns ...........................................................  78
   SECTION 12.10 Separability .....................................................................  79
   SECTION 12.11 Benefits of Indenture ............................................................  79
   SECTION 12.12 Legal Holidays ...................................................................  79
   SECTION 12.13 Governing Law ....................................................................  79
   SECTION 12.14 Counterparts .....................................................................  79
   SECTION 12.15 Recording of Indenture ...........................................................  79
   SECTION 12.16 Trust Obligation .................................................................  79
   SECTION 12.17 No Petition ......................................................................  80
   SECTION 12.18 Inspection .......................................................................  80
   SECTION 12.19 Limitation of Liability of Owner Trustee .........................................  80
   SECTION 12.20 Certain Matters Regarding the Insurer ............................................  80
   SECTION 12.21 No Legal Title in Holders ........................................................  81
   SECTION 12.22 Effect of Termination Date .......................................................  81
   SECTION 12.23 Sarbanes-Oxley Certifications ....................................................  81

EXHIBITS

Schedule A       Form of Depository Agreement
Exhibit A-1      Form of Class A-1 Note
Exhibit A-2      Form of Class A-2 Note
Exhibit A-3      Form of Class A-3 Note
Exhibit A-4      Form of Class A-4 Note
Exhibit A-5      Form of Class I Note
Schedule B       Planned Notional Principal Amount Schedule

Cross Reference Table

      Trust Indenture                Indenture
        Act Section                   Section
           310(a)                       6.11
           310(b)                       6.11
           310(c)                       N/A
           311(a)                       6.13
           311(b)                       6.13
           311(c)                       N/A
           312(a)                       N/A
           312(b)                       7.02
           312(c)                       7.02
           313(a)                       7.04
           313(b)                       7.04
           313(c)                       7.03


                                       iv
Indenture

      Trust Indenture                Indenture
        Act Section                   Section
           314(a)                       7.03
           314(b)                       3.06
           314(c)                2.11, 8.09, 12.01
           314(d)                2.11, 8.09, 12.01
           314(e)                      13.01
           314(f)                       N/A
           315(a)                       N/A
           315(b)                       N/A
           315(c)                       N/A
           315(d)                       N/A
           315(e)                       N/A
           316(a)                       N/A
           316(b)                       N/A
           316(c)                      12.03
           317(a)                       N/A
           317(b)                       N/A
           318(a)                       N/A


                                        v
Indenture

         This INDENTURE, dated as of August 1, 2003 is entered into between BAY VIEW 2003-LJ-1 OWNER TRUST, a Delaware statutory trust, as issuer (the "Issuer"), and DEUTSCHE BANK TRUST COMPANY AMERICAS, a New York banking corporation, as indenture trustee (the "Indenture Trustee").

         Each party agrees as follows for the benefit of the other parties and for the benefit of the Noteholders and the Insurer:

                                 GRANTING CLAUSE

         The Issuer hereby Grants to the Indenture Trustee on the Closing Date, on behalf of and for the benefit of the Noteholders and the Insurer without recourse, all of the Issuer's right, title and interest in, to and under, (i) the Receivables listed on Schedule A to the Trust Agreement, (ii) the security interests in the Financed Vehicles or in any other property granted by Obligors pursuant to the Receivables, (iii) any proceeds from claims and other amounts relating to Insurance Policies and other items financed under the Receivables or otherwise covering an Obligor or a Financed Vehicle, (iv) any Liquidation Proceeds, (v) all property (including the right to receive future Liquidation Proceeds) that secures a Receivable and that has been or may be acquired pursuant to the liquidation of the Receivable, (vi) the interest of the Issuer in any proceeds from recourse to Dealers relating to the Receivables, (vii) all documents contained in the Receivable Files relating to the Receivables, (viii) all monies paid on the Receivables, and all monies due thereon after the Cut-off Date, (ix) the rights of the Transferor pursuant to the Purchase Agreement and the rights of the Issuer pursuant to the Trust Agreement and the Transfer and Contribution Agreement, including without limitation, a direct right to cause BVAC to purchase Receivables from the Transferor upon the occurrence of a breach of any of the representations and warranties contained in Section 3.02(b) of the Purchase Agreement or the failure of BVAC to timely comply with its obligations pursuant to Section 5.06 of the Purchase Agreement and (x) all proceeds (including, without limitation, "proceeds" as defined in the UCC of the jurisdiction the law of which governs the perfection of the interest in such Receivables and such other property so transferred) of any of the foregoing. Such property described in the preceding sentence, together with the following other property (a) any and all other right, title and interest, including any beneficial interest the Issuer may have in the Collection Account, the Payahead Account, the Reserve Account and the Lock-Box Account (to the extent such amounts and property in the Lock-Box Account relate to the Receivables), (b) the funds deposited in and financial assets credited to and from time to time on deposit in such accounts (to the extent such amounts and property in the Lock-Box Account relate to the Receivables), and all Eligible Investments and other securities, instruments and other investments purchased from such funds, shall hereinafter be referred to as the "Pledged Assets" all of which the Issuer hereby Grants to the Indenture Trustee on the Closing Date, on behalf of and for the benefit of the Noteholders and the Insurer without recourse. The Issuer does not convey to the Indenture Trustee, and the Pledged Assets do not include, any interest in any contracts with Dealers related to any "dealer reserve" or any rights to the recapture of any dealer reserve with respect to such Receivables.

         The foregoing Grant is made in trust to secure the payment of principal of and interest on, and any other amounts owing in respect of, the Notes, equally and ratably without prejudice, priority or distinction (except as provided herein with respect to the subordination of the Class I



                                       1
Indenture

Notes), and to secure compliance with the provisions of this Indenture and the Insurance Agreement, all as provided in this Indenture and the Insurance Agreement.

         The Indenture Trustee, as Indenture Trustee on behalf of the Noteholders and the Insurer, acknowledges such Grant, accepts the trust under this Indenture in accordance with the provisions of this Indenture and agrees to perform its duties required in this Indenture to the best of its ability to the end that the interests of the Noteholders and the Insurer may be adequately and effectively protected.

                                    ARTICLE I

                   DEFINITIONS AND INCORPORATION BY REFERENCE

         SECTION 1.01 DEFINITIONS.

                  (a) Except as otherwise specified herein or as the context may otherwise require, (i) capitalized terms that are used herein that are not otherwise defined herein shall have the meanings assigned to them in the Trust Agreement (as defined below) and (ii) the following terms have the respective meanings set forth below for all purposes of this Indenture.

         "Act" shall have the meaning specified in Section 12.03(a).

         "Authorized Officer" means, with respect to the Issuer, the Owner Trustee the Servicer and the Spread Account Depositor, any officer of the Issuer, the Owner Trustee, the Servicer or the Spread Account Depositor, as applicable, or agent acting pursuant to a power of attorney, with respect to the Back-up Servicer, any officer or agent of the Back-up Servicer, with respect to the Standby Servicer, any officer or agent of the Standby Servicer, in each case who is identified on the list of Authorized Officers delivered to the Indenture Trustee on the Closing Date (as such list may be modified or supplemented from time to time thereafter) and, so long as the Administration Agreement is in effect, any Vice President or more senior officer of the Administrator who is authorized to act for the Administrator in matters relating to the Issuer and to be acted upon by the Administrator pursuant to the Administration Agreement and who is identified on a list of Authorized Officers delivered by the Administrator to the Indenture Trustee on the Closing Date (as such list may be modified or supplemented from time to time thereafter).

         "Book-Entry Notes" means a beneficial interest in the Notes, ownership and transfers of which shall be made through book entries by a Clearing Agency as described in Section 2.08.

         "BVAC" means Bay View Acceptance Corporation, a Nevada corporation, and its successors.

         "Certificateholders" mean the owners or holders of the Certificates pursuant to the Trust Agreement.

         "Class" means all Notes whose form is identical except for variation in denomination, principal amount or owner.



                                       2
Indenture

         "Class A Monthly Interest" means, for any Payment Date, the sum of Class A-1 Monthly Interest, Class A-2 Monthly Interest, Class A-3 Monthly Interest and Class A-4 Monthly Interest.

         "Class A Monthly Principal" means, for any Payment Date, the sum of Class A-1 Monthly Principal, Class A-2 Monthly Principal, Class A-3 Monthly Principal and Class A-4 Monthly Principal.

         "Class A Note" means a Class A-1 Note, a Class A-2 Note, a Class A-3 Note or a Class A-4 Note.

         "Class A Note Balance" means, for any date of determination, the aggregate of the Class A-1 Note Balance, Class A-2 Note Balance, Class A-3 Note Balance and Class A-4 Note Balance for such date of determination.

         "Class A Noteholder" means a Class A-1 Noteholder, a Class A-2 Noteholder, a Class A-3 Noteholder or a Class A-4 Noteholder.

         "Class A-l Interest Rate" means 1.135% per annum.

         "Class A-l Monthly Interest" means, (i) for the first Payment Date, the product of (x) one-three hundred sixtieth (1/360th) of the Class A-l Interest Rate, (y) the actual number of days from and including the Closing Date through and including the day before the first Payment Date and (z) the Initial Class A-l Note Balance and (ii) for any subsequent Payment Date, the product of (x) one-three hundred sixtieth (1/360th) of the Class A-l Interest Rate, the (y) actual number of days from and including the previous Payment Date through and including the day before the related Payment Date and (z) the Class A-l Note Balance as of the immediately preceding Payment Date (after giving effect to any payment of Monthly Principal made on such immediately preceding Payment Date).

         "Class A-1 Monthly Principal" means that portion of Monthly Principal to be paid to Class A-1 Noteholders on each Payment Date in accordance with
Section 8.05.

         "Class A-l Note" means a promissory note executed on behalf of the Trust and authenticated by the Indenture Trustee substantially in the form attached hereto as Exhibit A-l.

         "Class A-l Note Balance" means, as of any date of determination, the Initial Class A-l Note Balance minus all payments of Monthly Principal actually distributed to Class A-l Noteholders as of such date of determination.

         "Class A-1 Noteholder" means the Person in whose name the respective Class A-1 Note shall be registered in the Note Register, except that, solely for the purposes of giving any consent, waiver, request, or demand pursuant to this Indenture, the interest evidenced by any Class A-1 Note registered in the name of the Issuer, the Transferor, the Servicer or BVAC, or any Person controlling, controlled by, or under common control with the Issuer, the Transferor or the Servicer, shall not be taken into account in determining whether the requisite percentage necessary to effect any such consent, waiver, request, or demand shall have been obtained.

         "Class A-2 Interest Rate" means 1.710% per annum.



                                       3
Indenture

         "Class A-2 Monthly Interest" means for any Payment Date, the product of
(x) one-twelfth of the Class A-2 Interest Rate and (y) the Class A-2 Note Balance as of the immediately preceding Payment Date (after giving effect to any payment of Monthly Principal made on such immediately preceding Payment Date) or, in the case of the first Payment Date, the Closing Date.

         "Class A-2 Monthly Principal" means that portion of Monthly Principal to be paid to Class A-2 Noteholders on each Payment Date in accordance with
Section 8.05.

         "Class A-2 Note" means a promissory note executed on behalf of the Trust and authenticated by the Indenture Trustee substantially in the form attached hereto as Exhibit A-2.

         "Class A-2 Note Balance" means, as of any date of determination, the Initial Class A-2 Note Balance minus all payments of Monthly Principal actually distributed to Class A-2 Noteholders as of such date of determination.

         "Class A-2 Noteholder" means the Person in whose name the respective Class A-2 Note shall be registered in the Note Register, except that, solely for the purposes of giving any consent, waiver, request, or demand pursuant to this Indenture, the interest evidenced by any Class A-2 Note registered in the name of the Issuer, the Transferor, the Servicer or BVAC, or any Person controlling, controlled by, or under common control with the Issuer, the Transferor or the Servicer, shall not be taken into account in determining whether the requisite percentage necessary to effect any such consent, waiver, request, or demand shall have been obtained.

         "Class A-3 Interest Rate" means 2.430% per annum.

         "Class A-3 Monthly Interest" means, for any Payment Date, the product of (x) one twelfth of the Class A-3 Interest Rate and (y) the Class A-3 Note Balance as of the immediately preceding Payment Date (after giving effect to any payment of Monthly Principal made on such immediately preceding Payment Date) or, in the case of the first Payment Date, the Closing Date.

         "Class A-3 Monthly Principal" means that portion of Monthly Principal to be paid to Class A-3 Noteholders on each Payment Date in accordance with
Section 8.05.

         "Class A-3 Note" means a promissory note executed on behalf of the Trust and authenticated by the Indenture Trustee substantially in the form attached hereto as Exhibit A-3.

         "Class A-3 Note Balance" means, as of any date of determination, the Initial Class A-3 Note Balance minus all payments of Monthly Principal actually distributed to Class A-3 Noteholders as of such date of determination.

         "Class A-3 Noteholder" means the Person in whose name the respective Class A-3 Note shall be registered in the Note Register, except that, solely for the purposes of giving any consent, waiver, request, or demand pursuant to this Indenture, the interest evidenced by any Class A-3 Note registered in the name of the Issuer, the Transferor, the Servicer or BVAC, or any Person controlling, controlled by, or under common control with the Issuer, the Transferor or the Servicer, shall not be taken into account in determining whether the requisite percentage necessary to effect any such consent, waiver, request, or demand shall have been obtained.



                                       4
Indenture

         "Class A-4 Interest Rate" means, for any payment Date, the lesser of
(i) 3.440% per annum and (ii) the Net WAC Cap calculated with respect to such Payment Date.

         "Class A-4 Monthly Interest" means, for any Payment Date, the product of (x) one twelfth of the Class A-4 Interest Rate and (y) the Class A-4 Note Balance as of the immediately preceding Payment Date (after giving effect to any payment of Monthly Principal made on such immediately preceding Payment Date) or, in the case of the first Payment Date, the Closing Date.

         "Class A-4 Monthly Principal" means that portion of Monthly Principal to be paid to Class A-4 Noteholders on each Payment Date in accordance with
Section 8.05.

         "Class A-4 Note" means a promissory note executed on behalf of the Trust and authenticated by the Indenture Trustee substantially in the form attached hereto as Exhibit A-4.

         "Class A-4 Note Balance" means, as of any date of determination, the Initial Class A-4 Note Balance minus all payments of Monthly Principal actually distributed to Class A-4 Noteholders as of such date of determination.

         "Class A-4 Noteholder" means the Person in whose name the respective Class A-4 Note shall be registered in the Note Register, except that, solely for the purposes of giving any consent, waiver, request, or demand pursuant to this Indenture, the interest evidenced by any Class A-4 Note registered in the name of the Issuer, the Transferor, the Servicer or BVAC, or any Person controlling, controlled by, or under common control with the Issuer, the Transferor or the Servicer, shall not be taken into account in determining whether the requisite percentage necessary to effect any such consent, waiver, request, or demand shall have been obtained.

         "Class I Final Scheduled Payment Date" means November 25, 2006.

         "Class I Monthly Interest" means (i) for the first Payment Date, the product of (x) one-twelfth of the Class I Note Rate multiplied by (y) the Original Notional Principal Amount, and (ii) for any subsequent Payment Date, one-twelfth of the product of (x) the Class I Note Rate and (y) the Notional Principal Amount as of the immediately preceding Payment Date (after giving effect to any reduction of the Notional Principal Amount due to allocations of principal on such preceding Payment Date); provided, however, that after the Class I Final Scheduled Payment Date, the Class I Monthly Interest shall be zero; provided, further, that in the event the Notes are accelerated pursuant to
Section 5.02(a) following an Event of Default, the Class I Monthly Interest for any remaining Payment Date will be due to the Class I Noteholders based on the Planned Notional Principal Amount for that Payment Date as set forth in the Planned Notional Principal Amount Schedule.

         "Class I Note" means a promissory note executed on behalf of the Trust and authenticated by the Indenture Trustee substantially in the form attached hereto as Exhibit A-5.

         "Class I Noteholder" means the Person in whose name the respective Class I Note shall be registered in the Note Register, except that, solely for the purposes of giving any consent, waiver, request, or demand pursuant to this Indenture, the interest evidenced by any Class I Note registered in the name of the Issuer, the Transferor, the Servicer or BVAC, or any Person controlling, controlled by, or under common control with the Issuer, the Transferor or the



                                       5
Indenture

Servicer, shall not be taken into account in determining whether the requisite percentage necessary to effect any such consent, waiver, request, or demand shall have been obtained.

         "Class I Note Rate" means 1.450% per annum.

         "Clearing Agency" means an organization registered as a "Clearing Agency" pursuant to Section 17A of the Exchange Act.

         "Clearing Agency Participant" means a broker, dealer, bank, other financial institution or other Person for whom from time to time a Clearing Agency effects book-entry transfers and pledges of securities deposited with the Clearing Agency.

         "Code" means the Internal Revenue Code of 1986, as amended.

         "Collateral Agent" means Deutsche Bank Trust Company Americas, in its capacity as collateral agent under the Spread Account Agreement.

         "Companion Component" shall have the meaning specified in Section 8.11.

         "Controlling Party" means the Insurer, so long as no Insurer Default shall have occurred and be continuing and the Insurance Agreement has not terminated, and the Indenture Trustee, at the direction of the Majority Noteholders, for so long as an Insurer Default shall have occurred and be continuing or if the Insurance Agreement has terminated.

         "Corporate Trust Office" means the corporate trust office of the Indenture Trustee, which at time of execution of this Indenture is 60 Wall Street, MS NYC 60-2606, New York, New York 10005, Attention: Corporate Trust and Agency Services or at such other address as the Indenture Trustee may designate from time to time by notice the Noteholders, the Servicer, the Back-up Servicer, the Standby Servicer, the Insurer and the Issuer, or the principal corporate trust office of any successor Indenture Trustee (the address of which the successor Indenture Trustee will notify the Noteholders, the Insurer and the Issuer). With respect only to the surrender of Notes for registration of transfer or exchange or payment of the final distribution, "Corporate Trust Office" means, on the date hereof, the office of the Indenture Trustee or its agent which is DTC Transfer Agent Services, 55 Water Street-Jeanette Park Entrance, New York, New York 10041.

         "Cram Down Loss" means, for any Receivable (other than a Charged-Off Receivable), if a court of appropriate jurisdiction in an insolvency proceeding issues a ruling that reduces the amount owed on the Receivable or otherwise modifies or restructures the scheduled payments to be made on the Receivable, an amount equal to: (1) the Principal Balance of the Receivable immediately prior to the order minus the Principal Balance of the Receivable as so reduced, modified or restructured; plus (2) if the court issued an order reducing the effective interest rate on the Receivable, the excess of (a) the net present value (using a discount rate equal to the adjusted APR on such receivable) of the Scheduled Receivable Payments as so modified or restructured over (b) the net present value (using a discount rate equal to the original APR on such receivable) of the Scheduled Receivable Payments as so modified or restructured.



                                       6
Indenture

         "Default" means any occurrence that is, or with notice or the lapse of time or both would become, an Event of Default.

         "Definitive Notes" shall have the meaning specified in Section 2.08.

         "Depository Agreement" means the agreement dated the Closing Date among the Issuer, the Indenture Trustee and DTC, as the initial Clearing Agency, relating to the Notes, substantially in the form attached hereto as Schedule A.

         "Determination Date" means, for each Collection Period, the fifteenth calendar day prior to the related Payment Date, if the fifteenth day is not a Business Day, the next following Business Day.

         "Draw Date" means a date no later than the third Business Day (as defined in the Policy) prior to each Payment Date.

         "DTC" means The Depository Trust Company, a New York corporation.

         "ERISA" means the Employee Retirement Income Security Act of 1974, as amended.

         "Event of Default" shall have the meaning specified in Section 5.01(a).

         "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

         "Executive Officer" means, with respect to any corporation or bank, the Chief Executive Officer, Chief Operating Officer, Chief Financial Officer, President, Executive Vice President, any Vice President, the Secretary or the Treasurer of such corporation or bank; and with respect to any partnership, any general partner thereof.

         "Final Maturity Date" means August 25, 2004 with respect to the Class A-l Notes, March 25, 2007 with respect to the Class A-2 Notes, July 25, 2008 with respect to the Class A-3 Notes and April 25, 2012 with respect to the Class A-4 Notes.

         "Grant" means mortgage, pledge, bargain, sell, warrant, alienate, remise, release, convey, assign, transfer, create and grant a lien upon and a security interest in and right of set-off against, deposit, set over and confirm pursuant to this Indenture. A Grant of the Pledged Assets or of any other agreement or instrument shall include all rights, powers and options (but none of the obligations) of the granting party thereunder, including the immediate and continuing right to claim for, collect, receive and give receipt for principal and interest payments in respect of the Pledged Assets and all other monies payable thereunder, to give and receive notices and other communications, to make waivers or other agreements, to exercise all rights and options, to bring Proceedings in the name of the granting party or otherwise and generally to do and receive anything that the granting party is or may be entitled to do or receive thereunder or with respect thereto.

         "Holder" means the Person in whose name a Note is registered on the Note Register on the applicable Record Date.



                                       7
Indenture

         "Indebtedness" means, with respect to any Person at any time, (i) indebtedness or liability of such Person for borrowed money whether or not evidenced by bonds, debentures, notes or other instruments, or for the deferred purchase price of property or services (including trade obligations); (ii) obligations of such Person as lessee under leases which should have been or should be, in accordance with generally accepted accounting principles, recorded as capital leases; (iii) current liabilities of such Person in respect of unfunded vested benefits under plans covered by Title IV of ERISA; (iv) obligations issued for or liabilities incurred on the account of such Person;
(v) obligations or liabilities of such Person arising under acceptance facilities; (vi) obligations of such Person under any guarantees, endorsements (other than for collection or deposit in the ordinary course of business) and other contingent obligations to purchase, to provide funds for payment, to supply funds to invest in any Person or otherwise to assure a creditor against loss; (vii) obligations of such Person secured by any lien on property or assets of such Person, whether or not the obligations have been assumed by such Person; provided that the amount of such indebtedness if not so assumed shall in no event be deemed to be greater than the fair market value from time to time (as reasonably determined in good faith by the Issuer) of the property subject to such lien; or (viii) obligations of such Person under any interest rate or currency exchange agreement.

         "Indenture" means this Indenture, as amended or supplemented from time to time.

         "Indenture Trustee" means Deutsche Bank Trust Company Americas, a New York banking corporation, as the Indenture Trustee under this Indenture and its permitted successors and assigns.

         "Independent" when used with respect to any specified Person, means such a Person who (i) is in fact independent of the Issuer, the Transferor and any of their respective Affiliates, (ii) is not a director, officer or employee of the Issuer, the Transferor or any of their respective Affiliates, (iii) is not a person related to any officer or director of the Issuer, the Transferor or any of their respective Affiliates, (iv) is not a holder (directly or indirectly) of more than 10% of any voting securities of the Issuer, the Transferor or any of their respective Affiliates, and (v) is not connected with the Issuer, the Transferor or any of their respective Affiliates as an officer, employee, promoter, underwriter, trustee, partner, director or person performing similar functions.

         "Independent Certificate" means a certificate or opinion to be delivered to the Indenture Trustee and the Insurer, so long as it is the Controlling Party, under the circumstances described in, and otherwise complying with, the applicable requirements of Section 12.01, made by an Independent appraiser or other expert appointed by an Issuer Order and approved by the Indenture Trustee, and, so long as it is the Controlling Party, the Insurer, in the exercise of reasonable care, and such opinion or certificate shall state that the signer has read the definition of Independent in this Indenture and that the signer is Independent within the meaning thereof.

         "Initial Class A-1 Note Balance" means $24,300,000.

         "Initial Class A-2 Note Balance" means $62,525,000.

         "Initial Class A-3 Note Balance" means $40,650,000.



                                       8
Indenture

         "Initial Class A-4 Note Balance" means $65,812,508.

         "Insurance Premium" means the Premium as defined in the Premium Letter.

         "Insurance Policies" means any physical damage, credit life and credit accident and health insurance policies or certificates or any vendor's single interest physical damage insurance policy relating to the Receivables, the Financed Vehicles or the Obligors.

         "Insurer Optional Deposit" has the meaning given to such term in
Section 5.18 of this Indenture.

         "Issuer" means Bay View 2003-LJ-1 Owner Trust as the issuer of the Notes under this Indenture and its permitted successors and assigns.

         "Issuer Order" and "Issuer Request" means a written order or request signed in the name of the Issuer by an Authorized Officer and delivered to the Indenture Trustee (a copy of which shall be delivered to the Insurer).

         "Majority Noteholders" means, as of any date of determination, the Holders holding in the aggregate 66 2/3% or more of the outstanding Note Balance as of such date.

         "Monthly Interest" means, with respect to any Payment Date, the sum of Class A Monthly Interest and Class I Monthly Interest.

         "Monthly Principal" means for any Payment Date, the sum of the following: (i) the portion of Available Funds relating to principal for the Collection Period immediately preceding such Payment Date; (ii) an amount equal to (x) the aggregate Principal Balances of all Receivables that became Charged-off Receivables during the related Collection Period, in each case immediately prior to the charge-off of such Receivable minus (y) any Liquidation Proceeds allocable to principal with respect to such Charged-off Receivables received during such Collection Period; (iii) the aggregate amount of Cram Down Losses on the Receivables incurred during the Collection Period immediately preceding such Payment Date; and (iv) any portion refunded to Obligors during the related Collection Period of extended warranty protection plan costs, or of physical damage, credit life, or disability insurance premiums included in the Amount Financed.

         "Net WAC Cap" means for any Payment Date, the per annum weighted average APR for the Receivables based on their respective Principal Balances as of the beginning of the related Collection Period (prior to giving effect to any collections of principal made during such Collection Period or writedowns due to losses) minus the sum of (x) the per annum rates at which the Insurance Premium and Servicing Fee are calculated, (y) the quotient of (i) the product of (A) the sum of the Standby Servicer Fee, Indenture Trustee Fee and Owner Trustee Fee due to be paid on the related Payment Date and (B) twelve, divided by (ii) the outstanding Principal Balance of the Receivables as of the beginning of the Collection Period (prior to giving effect to any collections of principal during such Collection Period or writedowns due to losses) and (z) the quotient of (i) the product of the interest due to be paid on the related Payment Date on the Class I Notes and twelve, divided by (ii) the outstanding Principal Balance of the Receivables



                                       9
Indenture
as of the beginning of the Collection Period (prior to giving effect to any collections of principal during such Collection Period or writedowns due to losses).

         "Note" means a Class A-1 Note, a Class A-2 Note, a Class A-3 Note, a Class A-4 Note or a Class I Note.

         "Note Balance" means the Class A-1 Note Balance, the Class A-2 Note Balance, the Class A-3 Note Balance or the Class A-4 Note Balance, depending upon the context. When the term "Note Balances" is used herein with respect to an issue relating to the consent of or voting of Noteholders, such term shall refer only to the classes of Class A Notes then Outstanding such that the Class A Noteholders will vote as a single class. The Class I Notes shall have no voting rights.

         "Noteholder" means any Holder of a Note.

         "Note Owner" means, with respect to a Book-Entry Note, the Person who is the beneficial owner of such Book-Entry Note, as reflected on the books of the Clearing Agency, or on the books of a Person maintaining an account with such Clearing Agency (directly as a Clearing Agency Participant or as an indirect participant, in each case in accordance with the rules of such Clearing Agency).

         "Note Register" and "Note Registrar" have the respective meanings specified in Section 2.04.

         "Notional Principal Amount" means, as of any date of determination, for the purpose of calculating the Class I Monthly Interest, the Original Notional Principal Amount minus all allocations of Monthly Principal to the PAC Component as of such date of determination pursuant to Section 8.11 of this Indenture.

         "Officer's Certificate" means a certificate signed by an Authorized Officer of the Issuer, under the circumstances described in, and otherwise complying with, the applicable requirements of Section 12.01, and delivered to, the Indenture Trustee or the Insurer, as applicable.

         "Opinion of Counsel" means one or more written opinions of counsel who may, except as otherwise expressly provided in this Indenture, be employees of or counsel to the Transferor or the Issuer and who shall be satisfactory to the Indenture Trustee and, if addressed to the Insurer, satisfactory to the Insurer (so long as it is the Controlling Party), and which shall comply with any applicable requirements of Section 12.01.

         "Original Notional Principal Amount" means $149,344,458.

         "Outstanding" or "Outstanding Notes" means, as of the date of determination, all Notes theretofore authenticated and delivered under this Indenture except:

                           (i) Notes theretofore canceled by the Note Registrar
                  or delivered to the Note Registrar for cancellation;



                                       10
Indenture

                           (ii) Notes or portions thereof the payment for which
                  money in the necessary amount has been theretofore deposited with the Indenture Trustee or any Paying Agent in trust for the Holders of such Notes (provided, however, that if such Notes are to be redeemed, notice of such redemption has been duly given pursuant to this Indenture or provision for such notice has been made, satisfactory to the Indenture Trustee, has been made); and

                           (iii) Notes in exchange for or in lieu of other Notes
                  which have been authenticated and delivered pursuant to this Indenture unless proof satisfactory to the Indenture Trustee is presented that any such Notes are held by a bona fide purchaser; provided, however, that Notes which have been paid with the proceeds of the Policy shall continue to remain Outstanding for purposes of this Indenture until the Insurer has been paid as subrogee hereunder or reimbursed pursuant to the Insurance Agreement as evidenced by a written notice from the Insurer delivered to the Indenture Trustee, and the Insurer shall be deemed to be the Holder thereof to the extent of any payments thereon made by the Insurer; provided, further, that in determining whether the Holders of the requisite Outstanding Class A Note Balance have given any request, demand, authorization, direction, notice, consent or waiver hereunder or under any other Basic Document, Notes owned by the Issuer, the Transferor, BVAC, any other obligor upon the Notes, or any of their respective Affiliates shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Indenture Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Notes that a Responsible Officer of the Indenture Trustee either actually knows to be so owned or has received written notice thereof shall be so disregarded. Notes so owned that have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Indenture Trustee the pledgee's right so to act with respect to such Notes and that the pledgee is not the Issuer, the Transferor, BVAC, any other obligor upon the Notes, or any of their respective Affiliates.

         "Owner Trustee" means Wilmington Trust Company, acting not in its individual capacity but solely as owner trustee under the Trust Agreement on behalf of the Trust.

         "PAC Component" shall have the meaning specified in Section 8.11.

         "Paying Agent" means the Indenture Trustee or any other Person that meets the eligibility standards for the Indenture Trustee specified in Section
6.11 and is authorized by the Issuer to make the distributions from the Collection Account, including payment of principal of or interest on the Notes on behalf of the Issuer.

         "Plan" means any Person that is (i) an "employee benefit plan" (as defined in Section 3(3) of ERISA) that is subject to the provisions of Title I of ERISA, (ii) a "plan" (as defined in Section 4975(e)(1) of the Code) that is subject to Section 4975 of the Code or (iii) an entity whose underlying assets include assets of a plan described in (i) or (ii) above by reason of such plan's investment in the entity.



                                       11
Indenture

         "Planned Notional Principal Amount" means, for each respective Payment Date, the corresponding amount specified in the Planned Notional Principal Amount Schedule.

         "Planned Notional Principal Amount Schedule" means the amortization schedule of Planned Notional Principal Amount for each respective Payment Date, attached hereto as Schedule B.

         "Pledged Assets" has the meaning provided in the Granting Clause of this Indenture.


         "Predecessor Note" means, with respect to any particular Note, every previous Note evidencing all or a portion of the same debt as that evidenced by such particular Note; and, for the purpose of this definition, any Note authenticated and delivered under Section 2.05 in lieu of a mutilated, lost, destroyed or stolen Note shall be deemed to evidence the same debt as the mutilated, lost, destroyed or stolen Note.

         "Principal Balance" means, for any Receivable as of any date,

                  (1)      the Amount Financed

                  minus

                  (2)      the sum, without duplication, of

                           (a) that portion of all Scheduled Receivable Payments received on or prior to such day allocable to principal;

                  plus

                           (b) any portion refunded to obligors of extended warranty protection plan costs, or of physical damage, credit life, or disability insurance premiums included in the Amount Financed;

                  plus

                           (c) any payment of the purchase amount with respect to the Receivable allocable to principal;

                  plus

                           (d) the principal portion of any Modified Schedule Receivable Payments received on or prior to such day;

                  plus

                           (e) any prepayment in full or any partial prepayments applied to reduce the principal balance of the Receivable;

                  plus

                           (f)      the amount of any Cram Down Loss;



                                       12
Indenture
         provided, however, that any Charged-off Receivable or Purchased Receivable will have a Principal Balance of zero as of the last day of the Collection Period in which such Receivable was charged-off or repurchased, as applicable.

         "Principal Payment Sequence" means the order in which Monthly Principal shall be distributed among the Noteholders. The order of distribution of Monthly Principal is:

         1. to the Class A-1 Noteholders until the Class A-1 Note Balance has been reduced to zero;

         2. to the Class A-2 Noteholders until the Class A-2 Note Balance has been reduced to zero;

         3. to the Class A-3 Noteholders until the Class A-3 Note Balance has been reduced to zero; and

         4. to the Class A-4 Noteholders until the Class A-4 Note Balance has been reduced to zero;

                  provided, however, in the event the amount of Available Funds (together with amounts withdrawn from the Spread Account and/or the Policy), are not sufficient to pay the outstanding principal amount of any class of Class A Notes on the final maturity date of such class of Notes at any time after the occurrence and during the continuance of an Insurer Default, the amount of such funds available to pay Class A Monthly Principal to Class A Noteholders will be distributed pro rata to the Class A Noteholders based upon the relative Note Balance of each class of Class A Notes.

         "Proceeding" means any suit in equity, action at law or other judicial or administrative proceeding.

         "Rating Agency Condition" means, with respect to any action, that (i) Moody's shall have been given ten Business Days (or such shorter period as is acceptable to Moody's) prior notice thereof and that Moody's shall have notified the Transferor, the Servicer, the Insurer and the Issuer in writing that such action will not result in a qualification, reduction or withdrawal of its then-current rating of any Class of Notes, (ii) Standard & Poor's shall have been given ten Business Days (or such shorter period as is acceptable to Standard & Poor's) prior notice thereof and copies of all documentation relating to the event requiring such Rating Agency Condition and (iii) each Rating Agency shall have confirmed to the Insurer that the shadow risk of the Insurer with respect to the Notes is investment grade.

         "Rating Event" means the qualification, reduction or withdrawal by either Rating Agency of its then-current rating of any Class of Notes.

         "Record Date" means, with respect to a Payment Date or Redemption Date, the close of business on the last day of the related Collection Period.



                                       13
Indenture

         "Recoveries of Advances" means, for any Collection Period, all payments received by the Servicer by or on behalf of Obligors (other than Obligors with respect to Defaulted Receivables and excluding reimbursements of Outstanding Advances on Defaulted Receivables pursuant to Section 8.05(a)(ii) hereof) during such Collection Period representing recoveries of Interest Shortfalls for which Advances were made for prior Collection Periods.

         "Redemption Date" means the Payment Date specified by the Servicer or the Issuer pursuant to Section 11.01.

         "Redemption Price" means an amount equal to the fair market value of the Receivables but not less than the sum of: (i) the unpaid principal amount of the Class A Notes redeemed plus (ii) accrued and unpaid interest on the Class A Notes and Class I Notes at the respective interest rates of each Class of Notes being so redeemed through the end of the related Collection Period plus (iii) all amounts then due and owing to the Insurer, the Servicer, the Back-up Servicer, the Standby Servicer, the Collateral Agent, the Indenture Trustee and the Owner Trustee.

         "Responsible Officer" means, when used with respect to the Indenture Trustee, any officer within the corporate trust department of the Indenture Trustee including any director, managing director, vice president, assistant vice president, assistant treasurer, assistant secretary or any other officer of the Indenture Trustee customarily performing functions similar to those performed by the persons who at the time shall be such officers, respectively, or to whom any corporate trust matter is referred because of his knowledge of and familiarity with the particular subject.

         "Securities Act" means the Securities Act of 1933, as amended.

         "Servicer Default" means an Event of Servicer Default under the Trust Agreement.

         "State" means any one of the 50 states of the United States or the District of Columbia.

         "Termination Date" means the latest of (i) the expiration of the Policy in accordance with its terms, (ii) the date on which the Insurer shall have received payment and performance of all amounts and obligations owed to or on behalf of the Insurer under this Indenture or the Insurance Agreement and (iii) the date on which the Indenture Trustee shall have received payment and performance of all amounts and obligations which the Issuer may owe to or on behalf of the Indenture Trustee for the benefit of the Noteholders under this Indenture or the Notes.

         "Transferor" means Bay View Transaction Corporation, a Delaware corporation, in its capacity as the seller of the Receivables under the Trust Agreement.

         "Trust Agreement" means the Trust and Servicing Agreement, dated as of the date hereof, between the Transferor, the Servicer, the Standby Servicer, the Indenture Trustee, the Back-up Servicer and the Owner Trustee.

         "Trust Indenture Act" means the Trust Indenture Act of 1939, as amended, as in force on the date hereof, unless otherwise specifically provided.

         "Underwriters" means UBS Securities LLC and Barclays Capital Inc.



                                       14
Indenture

         "Underwriter Exemption" means the exemption granted to UBS Securities LLC, by the U.S. Department of Labor, as amended by Prohibited Transaction Exemption ("PTE") 97-34, PTE 2000-58 and PTE 2002-41.

         "United States" means the United States of America.

         SECTION 1.02 INCORPORATION BY REFERENCE OF TRUST INDENTURE ACT. Whenever this Indenture refers to a provision of the Trust Indenture Act, the provision is incorporated by reference in and made a part of this Indenture. The following Trust Indenture Act terms used in this Indenture have the following meanings:

         "Commission" means the Securities and Exchange Commission.

         "Indenture Securities" means the Notes.

         "Indenture Security Holder" means a Noteholder.

         "Indenture to be Qualified" means this Indenture

         "Indenture Trustee" or "Institutional Trustee" means the Indenture Trustee.

         "Obligor" on the indenture securities means the Issuer and any other obligor on the indenture securities.

         All other Trust Indenture Act terms used in this Indenture that are defined by the Trust Indenture Act, defined by Trust Indenture Act reference to another statute or defined by Commission rule have the meaning assigned to them by such definitions.

         SECTION 1.03 RULES OF CONSTRUCTION. Unless the context otherwise requires:

                           (i) a term has the meaning assigned to it;

                           (ii) an accounting term not otherwise defined has the
                  meaning assigned to it in accordance with generally accepted accounting principles as in effect from time to time;

                           (iii) "or" is not exclusive;

                           (iv) "including" means including without limitation;

                           (v) words in the singular include the plural and
                  words in the plural include the singular;

                           (vi) any agreement, instrument or statute defined or
                  referred to herein or in any instrument or certificate delivered in connection herewith means such agreement, instrument or statute as from time to time amended, modified or supplemented and includes (in the case of agreements or instruments) references to all attachments thereto and instruments incorporated therein; references to a Person are also to its permitted successors and assigns; and



                                       15
Indenture

                           (vii) the words "hereof," "herein" and "hereunder"
                  and words of similar import when used in this Indenture shall refer to this Indenture as a whole and not to any particular provision of this Indenture; Section, subsection and Schedule references contained in this Indenture are references to Sections, subsections and Schedules in or to this Indenture unless otherwise specified.

         SECTION 1.04 DIRECTIONS. Any direction required to be given by the Noteholders shall be given hereunder by the Insurer, unless the Insurer is no longer the Controlling Party, in which case the Majority Noteholders shall be entitled to give such direction.

                                   ARTICLE II

                                    THE NOTES

         SECTION 2.01 FORM.

                  (a) The Class A-1 Notes, Class A-2 Notes, Class A-3 Notes, Class A-4 Notes and Class I Notes, in each case together with the Indenture Trustee's certificate of authentication, shall be in substantially the forms set forth as Exhibits A-1, A-2, A-3, A-4 and A-5 to this Indenture with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may, consistently herewith, be determined by the officers executing such Notes, as evidenced by their execution of the Notes. Any portion of the text of any Note may be set forth on the reverse thereof, with an appropriate reference thereto on the face of the Note.

                  (b) The Notes shall be typewritten, printed, lithographed or engraved or produced by any combination of these methods (with or without steel engraved borders), all as determined by the officers executing such Notes, as evidenced by their execution of such Notes.

                  (c) Each Note shall be dated the date of its authentication. The terms of the Notes set forth in the exhibits hereto are part of the terms of this Indenture.

         SECTION 2.02 EXECUTION, AUTHENTICATION AND DELIVERY.

                  (a) The Notes shall be executed on behalf of the Issuer by the Owner Trustee, as provided herein. The signature of any such Authorized Officer on the Notes may be manual or facsimile. Notes bearing the manual or facsimile signature of individuals who were at any time Authorized Officers of the Issuer shall bind the Issuer, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Notes or did not hold such offices at the date of such Notes.

                  (b) The Indenture Trustee shall, upon receipt of an Issuer Order, authenticate and deliver for original issue Notes in the amount of the Initial Class A-1 Note Balance, the Initial Class A-2 Note Balance, the Initial Class A-3 Note Balance and the Initial



                                       16
Indenture

         Class A-4 Note Balance and in the case of the Class I Note, the Original Notional Principal Amount. The aggregate principal amount of the Class A Notes outstanding at any time may not exceed such respective amounts, except as otherwise provided in Section 2.05. Each Note shall be dated the date of its authentication. The Notes shall be issuable as registered Notes in the minimum denomination of $1,000 and in integral multiples of $1,000 ($1,000 Notional Principal Amount in the case of the Class I Notes) in excess thereof, except that one Note of each Class may be issued in a different denomination.

                  (c) No Note shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose, unless there appears on such Note a certificate of authentication substantially in the form provided for in the forms of Notes attached as exhibits to this Indenture executed by the Indenture Trustee by the manual signature of one of its authorized signatories, and such certificate upon any Note shall be conclusive evidence, and the only evidence, that such Note has been duly authenticated and delivered hereunder.

         SECTION 2.03 TEMPORARY NOTES.

                  (a) Pending the preparation of Definitive Notes, the Issuer may execute, and upon receipt of an Issuer Order the Indenture Trustee shall authenticate and deliver, temporary Notes that are printed, lithographed, typewritten, mimeographed or otherwise produced, of the tenor of the Definitive Notes in lieu of which they are issued and with such variations not inconsistent with the terms of this Indenture as the officers executing such Notes may determine, as evidenced by their execution of such Notes.

                  (b) If temporary Notes are issued, the Issuer will cause Definitive Notes to be prepared without unreasonable delay. After the preparation of Definitive Notes, the temporary Notes shall be exchangeable for Definitive Notes upon surrender of the temporary Notes at the office or agency of the Issuer to be maintained as provided in
         Section 3.02, without charge to the Holder. Upon surrender for cancellation of any one or more temporary Notes, the Issuer shall execute and the Indenture Trustee shall authenticate and deliver in exchange therefor a like tenor and principal amount of Definitive Notes of authorized denominations. Until so exchanged, the temporary Notes shall in all respects be entitled to the same benefits under this Indenture as Definitive Notes.

         SECTION 2.04 REGISTRATION; REGISTRATION OF TRANSFER AND EXCHANGE.

                  (a) The Issuer shall cause to be kept a register (the "Note Register") in which, subject to such reasonable regulations as it may prescribe, the Issuer shall provide for the registration of Notes and the registration of transfers of Notes. The Indenture Trustee shall be "Note Registrar" for the purpose of registering Notes and transfers of Notes as herein provided. Upon any resignation of any Note Registrar, the Issuer shall promptly appoint a successor or, if it elects not to make such an appointment, assume the duties of Note Registrar.

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

                  (b) If a Person other than the Indenture Trustee is appointed by the Issuer as Note Registrar, the Issuer will give the Indenture Trustee and the Insurer prompt written notice of the appointment of such Note Registrar and of the location, and any change in the location, of the Note Register, and the Indenture Trustee shall have the right to inspect the Note Register at all reasonable times and to obtain copies thereof, and the Indenture Trustee and the Insurer shall have the right to rely upon a certificate executed on behalf of the Note Registrar by an Executive Officer thereof as to the names and addresses of the Noteholders and the principal amounts and number of such Notes.

                  (c) Upon surrender for registration of transfer of any Note at the office or agency of the Issuer to be maintained as provided in
         Section 3.02, the Issuer shall execute, and the Indenture Trustee shall authenticate and the Noteholder shall obtain from the Indenture Trustee, in the name of the designated transferee or transferees, one or more new Notes of the same Class in any authorized denominations, of a like aggregate principal amount.

                  (d) At the option of the Holder, Notes may be exchanged for other Notes of the same Class in any authorized denominations, of a like aggregate principal amount, upon surrender of the Notes to be exchanged at such office or agency. Whenever any Notes are so surrendered for exchange, the Issuer shall execute, and the Indenture Trustee shall authenticate and the Noteholder shall obtain from the Indenture Trustee, the Notes which the Noteholder making the exchange is entitled to receive.

                  (e) All Notes issued upon any registration of transfer or exchange of Notes shall be the valid obligations of the Issuer, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Notes surrendered upon such registration of transfer or exchange.

                  (f) Every Note presented or surrendered for registration of transfer or exchange shall be duly endorsed by, or be accompanied by a written instrument of transfer in form satisfactory to the Indenture Trustee duly executed by, the Holder thereof or such Holder's attorney duly authorized in writing, with such signature guaranteed by a commercial bank or trust company located, or having a correspondent located, in the city of New York or the city in which the Corporate Trust Office is located, or by a member firm of a national securities exchange, and such other documents as the Indenture Trustee may require.

                  (g) No service charge shall be made to a Holder for any registration of transfer or exchange of Notes, but the Issuer or the Indenture Trustee may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Notes, other than exchanges pursuant to Section 2.03 or 10.06 not involving any transfer.

                  (h) The preceding provisions of this Section notwithstanding, the Issuer shall not be required to make and the Note Registrar need not register transfers or exchanges of Notes selected for redemption or of any Note for a period of 15 days preceding the due date for any payment with respect to the Note.

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

         SECTION 2.05 MUTILATED, DESTROYED, LOST OR STOLEN NOTES.

                  (a) If (i) any mutilated Note is surrendered to the Indenture Trustee, or the Indenture Trustee receives evidence to its satisfaction of the destruction, loss or theft of any Note, and (ii) there is delivered to the Indenture Trustee and the Insurer (unless an Insurer Default shall have occurred and be continuing) such security or indemnity as may be required by them to hold the Issuer, the Indenture Trustee and the Insurer harmless, then, in the absence of notice to the Issuer, the Note Registrar or the Indenture Trustee that such Note has been acquired by a bona fide purchaser, the Issuer shall execute and upon its request the Indenture Trustee shall authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Note, a replacement Note of the same Class; provided, however, that if any such destroyed, lost or stolen Note, but not a mutilated Note, shall have become or within seven days shall be due and payable, or shall have been called for redemption, instead of issuing a replacement Note, the Issuer may pay such destroyed, lost or stolen Note when so due or payable or upon the Redemption Date without surrender thereof. If, after the delivery of such replacement Note or payment of a destroyed, lost or stolen Note pursuant to the proviso to the preceding sentence, a bona fide purchaser of the original Note in lieu of which such replacement Note was issued presents for payment such original Note, the Issuer, the Insurer and the Indenture Trustee shall be entitled to recover such replacement Note (or such payment) from the Person to whom it was delivered or any Person taking such replacement Note from such Person to whom such replacement Note was delivered or any assignee of such Person, except a bona fide purchaser, and shall be entitled to recover upon the security or indemnity provided therefor to the extent of any loss, damage, cost or expense incurred by the Issuer, the Insurer or the Indenture Trustee in connection therewith.

                  (b) Upon the issuance of any replacement Note under this Section, the Issuer or the Indenture Trustee may require the payment by the Holder of such Note of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other reasonable expenses (including the fees and expenses of the Indenture Trustee and/or the Note Registrar) connected therewith.

                  (c) Every replacement Note issued pursuant to this Section in replacement of any mutilated, destroyed, lost or stolen Note shall constitute an original additional contractual obligation of the Issuer, whether or not the mutilated, destroyed, lost or stolen Note shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Notes duly issued hereunder.

                  (d) The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Notes. In the case of the registration of transfer of any Note, the Issuer, the Indenture Trustee, the Insurer and any of their respective agents may treat the Person in whose name any Note is registered (as of the day of determination) as the owner of such Note for the purpose of receiving payments of principal of and interest, if any, on such Note and for all other purposes whatsoever, whether or not such Note be

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

         overdue, and none of the Issuer, the Insurer, the Indenture Trustee nor any of their respective agents shall be affected by notice to the contrary.

         SECTION 2.06 PAYMENT OF PRINCIPAL AND INTEREST; DEFAULTED INTEREST.

                  (a) Each Class of Notes shall accrue interest as provided in this Indenture at the related interest rate for such Class, and such interest shall be payable on each Payment Date as specified herein, subject to Section 3.01. Interest accrued on any Note but not paid on any Payment Date will be due on the immediately succeeding Payment Date, together with, to the extent permitted by applicable law, interest on such shortfall at the related interest rate. Any installment of interest or principal, if any, payable on any Note which is punctually paid or duly provided for by the Issuer on the applicable Payment Date shall be paid to the Person in whose name such Note (or one or more Predecessor Notes) is registered on the Record Date, by check mailed first-class, postage prepaid to such Person's address as it appears on the Note Register on such Record Date, except that, unless Definitive Notes have been issued pursuant to Section 2.10, with respect to Notes registered on the Record Date in the name of the nominee of the Clearing Agency (initially, such nominee to be Cede & Co.), payment will be made by wire transfer in immediately available funds to the account designated by such nominee and except for the final installment of principal payable with respect to such Note on a Payment Date, a Redemption Date or on the related Final Maturity Date, as the case may be (and except for the Redemption Price for any Note called for redemption pursuant to Section 11.01), which shall be payable as provided below. The funds represented by any such checks returned undelivered shall be held in accordance with Section 3.03.

                  (b) The principal of each Class A Note shall be payable on each Payment Date to the extent provided in this Indenture and in the form of the related Note set forth as an Exhibit hereto. Notwithstanding the foregoing, the entire unpaid principal amount of the Notes of a Class of Class A Notes shall be due and payable, if not previously paid, on the earlier of:

                           (i) the Final Maturity Date of such Class;

                           (ii) the Redemption Date;

                           (iii) if (A) an Event of Default shall have occurred
                  and be continuing, and (B) an Insurer Default shall not have occurred and be continuing, the date on which the Insurer shall have declared the Notes to be immediately due and payable in the manner provided in Section 5.02; or

                           (iv) if (A) an Event of Default shall have occurred
                  and be continuing and (B) an Insurer Default shall have occurred and be continuing or the Policy shall have expired in accordance with its terms, the date on which the Majority Noteholders shall have declared the Notes to be immediately due and payable in the manner provided in Section 5.02.

                  All principal payments on each Class of Notes shall be made pro rata to the Noteholders of such Class entitled thereto. The Indenture Trustee shall notify the Person

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

         in whose name a Note is registered at the close of business on the Record Date preceding the Payment Date on which the Issuer expects that the final installment of principal of and interest on such Note will be paid. Such notice shall be mailed within five Business Days of such Payment Date (or, in the case of Notes registered in the name of Cede & Co., as nominee of DTC, such notice shall be provided within one Business Day of such Payment Date) or receipt of notice of termination of the Trust pursuant to Section 16.01 of the Trust Agreement and shall specify that such final installment will be payable only upon presentation and surrender of such Note and shall specify the place where such Note may be presented and surrendered for payment of such installment. Notices in connection with redemptions of Notes shall be mailed to Noteholders as provided in Section 11.02. In addition, the Administrator shall notify the Insurer and the Rating Agencies upon the final payment of interest and principal of each Class of Notes, and upon the termination of the Trust, in each case pursuant to the Administration Agreement.

                  (c) In furtherance of and in limitation of the foregoing, each Noteholder, by its acceptance of a Note, specifically acknowledges that it has no right to or interest in any monies at anytime held pursuant to the Spread Account Agreement prior to the release of such monies pursuant to Section 3.03(b) of the Spread Account Agreement, such monies being held in trust for the benefit of the Secured Parties (as defined therein).

                  (d) Promptly following the date on which all principal of and interest on the Notes has been paid in full and the Notes have been surrendered to the Indenture Trustee, the Indenture Trustee shall, if the Insurer has paid any amount in respect of the Notes under the Policy or otherwise which has not been reimbursed to it, deliver such surrendered Notes to the Insurer.

         SECTION 2.07 CANCELLATION. All Notes surrendered for payment, registration of transfer, exchange or redemption shall, if surrendered to any Person other than the Indenture Trustee, be delivered to the Indenture Trustee and shall be promptly cancelled by the Indenture Trustee. The Issuer may at any time deliver to the Indenture Trustee for cancellation any Notes previously authenticated and delivered hereunder which the Issuer may have acquired in any manner whatsoever, and all Notes so delivered shall be promptly cancelled by the Indenture Trustee. No Notes shall be authenticated in lieu of or in exchange for any Notes cancelled as provided in this Section, except as expressly permitted by this Indenture. All cancelled Notes may be held or disposed of by the Indenture Trustee in accordance with its standard retention or disposal policy as in effect at the time unless the Issuer shall direct by an Issuer Order that they be destroyed or returned to it; provided that such Issuer Order is timely and the Notes have not been previously disposed of by the Indenture Trustee.

         SECTION 2.08 BOOK-ENTRY NOTES. The Notes, upon original issuance, will be issued in the form of a typewritten Note or Notes representing the Book-Entry Notes, to be delivered to DTC, the initial Depository, by, or on behalf of, the Issuer (except for any fractional units which cannot be accepted by DTC). Such Notes shall initially be registered on the Note Register in the name of Cede & Co., the nominee of the initial Clearing Agency, and no Note Owner will receive a Definitive Note representing such Note Owner's interest in such Note,

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

except as provided in Section 2.10. Unless and until definitive, fully registered Notes (the "Definitive Notes") have been issued to Note Owners pursuant to Section 2.10:

                           (i) the provisions of this Section shall be in full
                  force and effect

                           (ii) the Note Registrar and the Indenture Trustee
                  shall be entitled to deal with the Clearing Agency for all purposes of this Indenture (including the payment of principal of and interest on the Notes and the giving of instructions or directions hereunder) as the sole holder of the Notes, and shall have no obligation to the Note Owners;

                           (iii) to the extent that the provisions of this
                  Section conflict with any other provisions of this Indenture, the provisions of this Section shall control

                           (iv) the rights of Note Owners shall be exercised
                  only through the Clearing Agency and shall be limited to those established by law and agreements between such Note Owners and the Clearing Agency and/or the Clearing Agency Participants. Pursuant to the Depository Agreement, unless and until Definitive Notes are issued pursuant to Section 2.10, the Clearing Agency will make book-entry transfers among the Clearing Agency Participants and receive and transmit payments of principal of and interest on the Notes to such Clearing Agency Participants; and

                           (v) whenever this Indenture requires or permits
                  actions to be taken based upon instructions or directions of Noteholders evidencing a specified percentage of the Note Balances, the Clearing Agency shall be deemed to represent such percentage only to the extent that it has received instructions to such effect from Note Owners and/or Clearing Agency Participants owning or representing, respectively, such required percentage of the beneficial interest in the Notes and has delivered such instructions to the Indenture Trustee.

         SECTION 2.09 NOTICES TO CLEARING AGENCY. Whenever a notice or other communication to the Noteholders is required under this Indenture, unless and until Definitive Notes shall have been issued to Note Owners pursuant to Section 2.10, the Indenture Trustee shall give all such notices and communications specified herein to be given to Noteholders to the Clearing Agency, and shall have no obligation to the Note Owners.

         SECTION 2.10 DEFINITIVE NOTES.

                  (a) If (i) the Administrator advises the Indenture Trustee in writing that the Clearing Agency is no longer willing or able to properly discharge its responsibilities as described in the Depository Agreement, and the Administrator or the Indenture Trustee is unable to locate a qualified successor to which the Insurer (unless the Insurer is not the Controlling Party) has provided its prior written consent, or (ii) after the occurrence of an Event of Default or a Servicer Default, the Controlling Party advises the Indenture Trustee through the Clearing Agency Participants in writing that the continuation of a book-entry system through the Clearing Agency is no longer in the best interests of the related Note Owners, then the Indenture Trustee shall notify all Note Owners, through the

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

         Clearing Agency, and the Insurer of the availability of Definitive Notes to Note Owners requesting the same. Upon surrender to the Indenture Trustee of the Note or Notes evidencing the Book Entry Notes by the Clearing Agency, accompanied by registration instructions from the Clearing Agency, the Issuer shall execute and the Indenture Trustee shall authenticate the Definitive Notes and deliver such Definitive Notes in accordance with the instructions of the Clearing Agency. None of the Issuer, the Note Registrar, the Insurer or the Indenture Trustee shall be liable for any delay in delivery of such instructions and may conclusively rely on, and shall be protected in relying on, such instructions. Upon the issuance of Definitive Notes of a Class, the Indenture Trustee shall recognize the Holders of the Definitive Notes as Noteholders hereunder.

                  (b) The Indenture Trustee shall not be liable if the Indenture Trustee or the Administrator is unable to locate a qualified successor Clearing Agency. The Definitive Notes shall be typewritten, printed, lithographed or engraved or produced by any combination of these methods (with or without steel engraved borders), all as determined by the officers executing such Notes, as evidenced by their execution of such Notes.

         SECTION 2.11 RELEASE OF PLEDGED ASSETS. Subject to Section 12.01 and the terms of the Basic Documents, the Indenture Trustee shall release property from the lien of this Indenture only upon receipt by the Indenture Trustee and the Insurer of an Issuer Request accompanied by an Officer's Certificate, an Opinion of Counsel and Independent Certificates in accordance with Sections 314(c) and 314(d)(1) of the Trust Indenture Act or an Opinion of Counsel in lieu of such Independent Certificates to the effect that the Trust Indenture Act does not require any such Independent Certificates.

         SECTION 2.12 TAX TREATMENT. The Issuer has entered into this Indenture, and the Notes will be issued, with the intention that, for federal, state and local income, single business and franchise tax purposes, the Notes will qualify as indebtedness of the Issuer secured by the Pledged Assets. The Issuer and the Indenture Trustee, by entering into this Indenture, and each Noteholder, by its acceptance of its Note (and each Note Owner by its acceptance of an interest in the applicable Book-Entry Note), agree to treat the Notes for federal, state and local income, single business and franchise tax purposes as indebtedness of the Issuer.

         SECTION 2.13 ERISA. Each purchaser or transferee of a Note that is a Benefit Plan (as such term is defined in ERISA) shall be deemed to have represented that the relevant conditions for exemptive relief under Prohibited Transaction Class Exemption ("PTCE") 84-14, PTCE 90-1, PTCE 91-38, PTCE 95-60 or PTCE 96-23, the Underwriter Exemption or other applicable exemption providing substantially similar relief have been satisfied.

         SECTION 2.14 CUSIP NUMBERS. The Issuer in issuing the notes may use "CUSIP" numbers (if then generally in use), and, if so, the Indenture Trustee may use such "CUSIP" numbers in notices of redemption as a convenience to the Holders; provided that any such notice may state that no representation is made as to the correctness of such numbers either as printed on the Notes or as contained in any notice of a redemption and that reliance may be placed only on the other identification numbers printed on the Notes, and any such redemption shall not be affected by any defect in or omission of such numbers. The Issuer will promptly notify the Indenture Trustee of any change in the "CUSIP" numbers.



                                       23
Indenture

                                   ARTICLE III

                                    COVENANTS

         SECTION 3.01 PAYMENT OF PRINCIPAL AND INTEREST. The Issuer will duly and punctually pay Monthly Interest and Monthly Principal on the Notes in accordance with the terms of the Notes and this Indenture. Without limiting the foregoing, subject to Section 8.05(a), the Issuer will cause to be distributed the amount of Available Funds on each Payment Date. The Issuer will cause the deposits received on Receivables to be deposited into the Collection Account pursuant to the Trust Agreement for the benefit of the Noteholders and the Insurer to the extent expressly set forth herein or the other Basic Documents. Amounts properly withheld under the Code by any Person from a payment of interest and/or principal to any Noteholder shall be considered as having been paid by the Issuer to such Noteholder for all purposes of this Indenture.

         SECTION 3.02 MAINTENANCE OF OFFICE OR AGENCY. The Issuer will maintain or will cause the Administrator or the Indenture Trustee to maintain in the City of New York, an office or agency where Notes may be surrendered for registration of transfer or exchange, and where notices and demands to or upon the Issuer in respect of the Notes and this Indenture may be served. The Issuer hereby initially appoints CT Corporation System, 111 Eighth Avenue, New York, New York 10011 to serve as its agent for the foregoing purposes. The Issuer will give prompt written notice to the Indenture Trustee and the Insurer of the location, and of any change in the location, of any such office or agency. If at any time the Issuer shall fail to maintain any such office or agency or shall fail to furnish the Indenture Trustee with the address thereof, such surrenders may be made or served at the Corporate Trust Office, and the Issuer hereby appoints the Indenture Trustee as its agent to receive all such surrenders.

         SECTION 3.03 MONEY FOR PAYMENTS TO BE HELD IN TRUST.

                  (a) As provided in Section 9.02 of the Trust Agreement, all payments of amounts due and payable with respect to any Notes that are to be made from amounts withdrawn from the Collection Account and the Payahead Account shall be made on behalf of the Issuer by the Indenture Trustee or by another Paying Agent, and no amounts so withdrawn from the Collection Account and the Payahead Account for payments of Notes shall be paid over to the Issuer except as provided in this Section.

                  (b) The Notes shall be non-recourse obligations of the Issuer and shall be limited in right of payment to amounts available from the Pledged Assets, the Spread Account and the Policy as provided in this Indenture, the Spread Account Agreement and the Policy and the Issuer shall not otherwise be liable for payments on the Notes. No Person shall be personally liable for any amounts payable under the Notes. If any other provision of this Indenture conflicts or is deemed to conflict with the provisions of this paragraph, the provisions of this paragraph shall control.

                  (c) The Insurer will cause each Paying Agent other than the Indenture Trustee to execute and deliver to the Indenture Trustee and the Insurer an instrument in which such Paying Agent shall agree with the Indenture Trustee (and if the Indenture Trustee



                                       24
Indenture
         acts as Paying Agent, it hereby so agrees), subject to the provisions of this Section, that such Paying Agent will:

                           (i) hold all sums held by it for the payment of
                  amounts due with respect to the Notes in trust for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons by the Paying Agent or otherwise disposed of as herein provided and pay such sums to such Persons as herein provided;

                           (ii) give the Indenture Trustee and the Insurer
                  notice of any default by the Issuer (or any other obligor upon the Notes) in the making of any payment required to be made with respect to the Notes;

                           (iii) at anytime during the continuance of any such
                  default, upon the written request of the Indenture Trustee, or so long as it is the Controlling Party, the Insurer, forthwith pay to the Indenture Trustee all sums so held in trust by such Paying Agent;

                           (iv) immediately resign as Paying Agent and forthwith
                  pay to the Indenture Trustee all sums held by it in trust for the payment of Notes if at any time it ceases to meet the standards required to be met by a Paying Agent at the time of its appointment; and

                           (v) comply with all requirements of the Code with
                  respect to the withholding from any payments made by it on any Notes of any applicable withholding taxes imposed thereon and with respect to any applicable reporting requirements in connection therewith.

                  (d) The Issuer may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, by Issuer Order direct any Paying Agent to pay to the Indenture Trustee all sums held in trust by such Paying Agent, such sums to be held by the Indenture Trustee upon the same trusts as those upon which the sums were held by such Paying Agent; and upon such payment by any Paying Agent to the Indenture Trustee, such Paying Agent shall be released from all further liability with respect to such sums.

         Subject to applicable laws with respect to escheat of funds, any money held by the Indenture Trustee or any Paying Agent in trust for the payment of any amount due with respect to any Note and remaining unclaimed for two years after such amount has become due and payable shall be discharged from such trust and be paid to the Issuer upon receipt of an Issuer Request with the prior written consent of the Insurer (so long as the Insurer is the Controlling Party), and the Holder of such Note shall thereafter, as an unsecured general creditor, look only to the Issuer for payment thereof, and all liability of the Indenture Trustee or such Paying Agent with respect to such trust money shall thereupon cease; provided, however, that if such money or any portion thereof had been previously deposited by the Insurer or the Indenture Trustee for the payment of principal or interest on the Notes, to the extent any amounts are owing to the Insurer in accordance with the terms of the Insurance Agreement, such amounts shall be paid promptly



                                       25
Indenture
to the Insurer upon the Indenture Trustee's receipt of a written request by the Insurer to such effect; and provided, further, that the Indenture Trustee or such Paying Agent, before being required to make any such repayment, shall at the expense and direction of the Issuer cause to be published once, in a newspaper published in the English language, customarily published on each Business Day and of general circulation in the City of New York, notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such publication, any unclaimed balance of such money then remaining will be repaid to or for the account of the Issuer. The Indenture Trustee may also adopt and employ, at the expense of the Issuer, any other reasonable means of notification of such repayment (including, but not limited to, mailing notice of such repayment to Holders whose Notes have been called but have not been surrendered for redemption or whose right to or interest in monies due and payable but not claimed is determinable from the records of the Indenture Trustee or of any Paying Agent, at the last address of record for each such Holder).

         SECTION 3.04 EXISTENCE. The Issuer will keep in full effect its existence, rights and franchises as a statutory trust under the laws of the State of Delaware (unless it becomes, or any successor Issuer hereunder is or becomes, organized under the laws of any other state or of the United States, in which case the Issuer will keep in full effect its existence, rights and franchises under the laws of such other jurisdiction) and will obtain and preserve its qualification to do business in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Indenture, the Notes, and the Pledged Assets.

         SECTION 3.05 PROTECTION OF TRUST ESTATE. The Issuer intends the security interest Granted pursuant to this Indenture in favor of the Indenture Trustee on behalf of the Noteholders to be prior to all other liens in respect of the Pledged Assets, and the Issuer shall take all actions necessary to obtain and maintain, for the benefit of the Indenture Trustee on behalf of the Noteholders and, to the extent expressly set forth herein or in the other Basic Documents, the Insurer, so long as the Insurance Agreement is in effect, a first lien on and a first priority, perfected security interest in the Pledged Assets. The Issuer will from time to time execute and deliver all such supplements and amendments hereto and all such financing statements, continuation statements, instruments of further assurance and other instruments, all as prepared by the Servicer and delivered to the Issuer, and will take such other action necessary or advisable to:

                           (i) Grant more effectively all or any portion of the
                  Pledged Assets;

                           (ii) maintain or preserve the lien and security
                  interest (and the priority thereof) created by this Indenture in favor of the Indenture Trustee for the benefit of the Noteholders to the extent expressly set forth herein or the other Basic Documents and, to the extent expressly set forth herein and so long as it is the Controlling Party, the Insurer, or carry out more effectively the purposes hereof;

                           (iii) perfect, publish notice of or protect the
                  validity of any Grant made or to be made by this Indenture;

                           (iv) enforce any of the Pledged Assets;



                                       26
Indenture

                           (v) preserve and defend title to the Pledged Assets
                  and the rights of the Indenture Trustee, the Noteholders and, to the extent expressly set forth herein and so long as it is the Controlling Party, the Insurer, in such Pledged Assets against the claims of all persons and parties; or

                           (vi) pay all taxes or assessments levied or assessed
                  upon the Pledged Assets when due.

The Issuer hereby designates the Indenture Trustee (without any obligation) its agent and attorney-in-fact to execute all financing statements, continuation statements or other instruments required to be executed pursuant to this Section.

         SECTION 3.06 OPINIONS AS TO PLEDGED ASSETS.

                  (a) Promptly after the execution and delivery of this Indenture, the Issuer shall furnish to the Indenture Trustee and the Insurer an Opinion of Counsel to the effect that, in the opinion of such counsel, either (i) all UCC financing statements and continuation statements have been executed (or otherwise authorized) and filed that are necessary to create and continue the Indenture Trustee's first priority perfected security interest in the Pledged Assets for the benefit of the Noteholders and, to the extent expressly set forth herein or the other Basic Documents, the Insurer, and reciting the details of such filings or referring to prior Opinions of Counsel in which such details are given, or (ii) no such action shall be necessary to perfect such security interest.

                  (b) Within 90 days after the beginning of each calendar year beginning with the first calendar year beginning more than three months after the Cut-off Date, the Issuer shall furnish to the Indenture Trustee and the Insurer an Opinion of Counsel, dated as of a date during such 90-day period, to the effect that, in the opinion of such counsel, either (i) all UCC financing statements and continuation statements have been executed (or otherwise authorized) and filed that are necessary to create and continue the Indenture Trustee's first priority perfected security interest in the Pledged Assets for the benefit of the Noteholders and, to the extent expressly set forth herein or the other Basic Documents, the Insurer, and reciting the details of such filings or referring to prior Opinions of Counsel in which such details are given, or (ii) no such action shall be necessary to perfect such security interest.

         SECTION 3.07 PERFORMANCE OF OBLIGATIONS; SERVICING OF RECEIVABLES.

                  (a) The Issuer will not take any action and will use its best efforts not to permit any action to be taken by others that would release any Person from any of such Person's material covenants or obligations under any instrument or agreement included in the Pledged Assets or that would result in the amendment, hypothecation, subordination, termination or discharge of, or impair the validity or effectiveness of, any such instrument or agreement, except as expressly provided in the Basic Documents or such other instrument or agreement.

                  (b) The Issuer may contract with or otherwise obtain the assistance of other Persons (including, without limitation, the Administrator under the Administration



                                       27
Indenture

         Agreement) acceptable to the Insurer to assist it in performing its duties and obligations under this Indenture, and any performance of such duties by a Person identified to the Indenture Trustee and the Insurer in an Officer's Certificate shall be deemed to be action taken by the Issuer. The Indenture Trustee shall not be responsible for the action or inaction of the Servicer or the Administrator. Initially, the Issuer has contracted with BVAC as the Administrator to assist the Issuer in performing its duties under this Indenture.

                  (c) The Issuer will punctually perform and observe all of its obligations and agreements contained in this Indenture, the other Basic Documents and in the instruments and agreements included in the Pledged Assets, including but not limited to filing or causing to be filed all UCC financing statements and continuation statements required to be filed by the terms of this Indenture and the Trust Agreement in accordance with and within the time periods provided for herein and therein. Except as otherwise expressly provided therein, the Issuer shall not waive, amend, modify, supplement or terminate any Basic Document or any provision thereof without the consent of the Indenture Trustee and the Insurer (so long as the Insurer is the Controlling Party).

                  (d) If the Issuer shall have actual knowledge of the occurrence of a Servicer Default, the Issuer shall promptly notify the Indenture Trustee, the Insurer and each Rating Agency thereof, and shall specify in such notice the action, if any, the Issuer is taking with respect to such default. If a Servicer Default shall arise from the failure of the Servicer to perform any of its duties or obligations under the Trust Agreement with respect to the Receivables, the Issuer shall take all reasonable steps available to it to remedy such failure.

                  (e) Upon the resignation or termination of the Servicer pursuant to Sections 13.05 or 14.01 of the Trust Agreement, the Standby Servicer shall automatically become Servicer, unless the Controlling Party directs otherwise, as provided in Section 14.03 of the Trust Agreement. If the Backup Servicer shall succeed to the Servicer's duties as servicer of the Receivables as provided in Section 14.03 of the Trust Agreement, it shall do so in its individual capacity and not in its capacity as Indenture Trustee and, accordingly, the provisions of Article VI shall be inapplicable to the Indenture Trustee in its duties as the successor to the Servicer and the servicing of the Receivables. In case the Back-up Servicer shall become successor to the Servicer under the Trust Agreement, the Back-up Servicer shall be entitled to appoint as Servicer one of its Affiliates or with the consent of the Insurer (so long as it is the Controlling Party), which consent shall not be unreasonably withheld, any other agent designated by the Back-up Servicer, provided that the Back-up Servicer shall not be liable for the actions and omissions of any such Affiliate or agent in such capacity as successor Servicer appointed with due care.

                  (f) Upon any termination of the Servicer's rights and powers pursuant to the Trust Agreement, the Issuer shall promptly notify the Indenture Trustee and the Insurer. As soon as a successor Servicer is appointed, the Issuer shall notify the Indenture Trustee and the Insurer of such appointment, specifying in such notice the name and address of such successor Servicer.



                                       28
Indenture

                  (g) The Issuer agrees that it will not waive timely performance or observance by the Servicer or the Transferor of their respective duties under the Basic Documents: (i) without the prior consent of the Insurer (so long as it is the Controlling Party) or (ii) if the effect thereof would adversely affect the Noteholders.

         SECTION 3.08 NEGATIVE COVENANTS. Until the Termination Date, the Issuer shall not:

                           (i) except as expressly permitted by the Basic
                  Documents, sell, transfer, exchange or otherwise dispose of any of the properties or assets of the Issuer, including those included in the Pledged Assets, unless directed to do so by the Indenture Trustee with the prior written consent of the Insurer (so long as the Insurer is the Controlling Party);

                           (ii) claim any credit on, or make any deduction from
                  the principal or interest payable in respect of, the Notes (other than amounts properly withheld from such payments under the Code or applicable state law) or assert any claim against any present or former Noteholder by reason of the payment of the taxes levied or assessed upon any part of the Pledged Assets;

                           (iii) (A) permit the validity or effectiveness of
                  this Indenture to be impaired, or permit the lien created by this Indenture to be amended, hypothecated, subordinated, terminated or discharged, or permit any Person to be released from any covenants or obligations with respect to the Notes under this Indenture except as may be expressly permitted hereby, (B) permit any lien, charge, excise, claim, security interest, mortgage or other encumbrance (other than the lien of this Indenture) to be created on or extend to or otherwise arise upon or burden the Pledged Assets or any part thereof or any interest therein or the proceeds thereof (other than tax liens, mechanics' liens and other liens that arise by operation of law, in each case on a Financed Vehicle and arising solely as a result of an action or omission of the related Obligor), (C) permit the lien created by this Indenture not to constitute a valid first priority security interest (other than with respect to any such tax, mechanics' or other lien) in the Pledged Assets, or (D) amend, modify or fail to comply with the provisions of the Basic Documents, prior to the Termination Date, without the prior written consent of the Insurer, so long as the Insurer is the Controlling Party;

                           (iv) engage in any business or activity other than as
                  permitted by the Trust Agreement;

                           (v) incur or assume any indebtedness or guarantee any
                  indebtedness of any Person, except for such indebtedness incurred pursuant to Section 3.10; or

                           (vi) dissolve or liquidate in whole or in part or
                  merge or consolidate with any other Person, other than in compliance with Section 3.10.

         SECTION 3.09 ANNUAL STATEMENT AS TO COMPLIANCE. The Issuer will deliver to the Indenture Trustee, the Rating Agencies and the Insurer, on or before March 15 of each year,



                                       29
Indenture
beginning on March 15, 2004, an Officer's Certificate dated as of December 31 of the preceding year stating, as to the Authorized Officer signing such Officer's Certificate, that:

                           (i) a review of the activities of the Issuer during
                  such year and of performance under this Indenture has been made under such Authorized Officer's supervision; and

                           (ii) to the best of such Authorized Officer's
                  knowledge, based on such review, the Issuer has complied with all conditions and covenants under this Indenture throughout such year, or, if there has been a default in the compliance of any such condition or covenant, specifying each such default known to such Authorized Officer and the nature and status thereof.

         SECTION 3.10 ISSUER MAY CONSOLIDATE, ETC. ONLY ON CERTAIN CONDITIONS.

                  (a) The Issuer shall not consolidate or merge with or into any other Person, unless:

                           (i) the Person (if other than the Issuer) formed by
                  or surviving such consolidation or merger shall (A) be a Person organized and existing under the laws of the United States or any State, (B) shall expressly assume, by an indenture supplemental hereto, executed and delivered to the Indenture Trustee and the Insurer, in form and substance satisfactory to the Indenture Trustee and the Insurer (so long as it is the Controlling Party), the due and punctual payment of the principal of and interest on all Notes and the performance or observance of every agreement and covenant of this Indenture and each other Basic Document on the part of the Issuer to be performed or observed, all as provided herein, and (C) expressly agree by means of such supplemental indenture that such Person (or if a group of Persons, then one specified person) shall make all filings, with the Commission ( and any other appropriate Person) required by the Exchange Act in connection with the Notes;

                           (ii) immediately after giving effect to such
                  consolidation or merger, no Default or Event of Default shall have occurred and be continuing;

                           (iii) the Rating Agency Condition shall have been
                  satisfied with respect to such consolidation or merger;

                           (iv) the Issuer shall have received an Opinion of
                  Counsel which shall be delivered to and shall be satisfactory to the Indenture Trustee and the Insurer (so long as the Insurer is the Controlling Party) to the effect that such consolidation or merger will not have any material adverse tax consequence to the Trust, the Insurer, any Noteholder or any Certificateholder;

                           (v) any action as is necessary to maintain the lien
                  and security interest created by this Indenture shall have been taken;



                                       30
Indenture

                           (vi) the Issuer shall have delivered to the Indenture
                  Trustee and the Insurer (so long as the Insurer is the Controlling Party) an Officer's Certificate and an Opinion of Counsel (which shall describe the actions taken as required by clause (v) above or that no such actions will be taken) each stating that such consolidation or merger and such supplemental indenture comply with this Article III and that all conditions precedent herein provided for relating to such transaction have been compiled with (including any filings required by the Exchange Act); and

                           (vii) so long as the Insurer is the Controlling
                  Party, the Issuer shall have given the Insurer and the Indenture Trustee written notice of such consolidation or merger at least 20 Business Days prior to the consummation of such action and shall have received the prior written approval of the Insurer of such consolidation or merger and the Issuer or the Person (if other than the Issuer) formed by or surviving such consolidation or merger has a net worth, immediately after such consolidation or merger, that is (A) greater than zero and (B) not less than the net worth of the Issuer immediately prior to giving effect to such consolidation or merger.

                  (b) The Issuer shall not convey or transfer all or substantially all of its properties or assets, including those included in the Pledged Assets, to any Person (except as expressly permitted by the Basic Documents), unless:

                           (i) the Person that acquires by conveyance or
                  transfer the properties and assets of the Issuer shall (A) be a United States citizen or a Person organized and existing under the laws of the United States or any State, (B) expressly assume, by an indenture supplemental hereto, executed and delivered to the Indenture Trustee and the Insurer, in form and substance satisfactory to the Indenture Trustee and the Insurer (so long as the Insurer is the Controlling Party), the due and punctual payment of the principal of and interest on all Notes and the performance or observance of every agreement and covenant of this Indenture and each other Basic Document on the part of the Issuer to be performed or observed, all as provided herein, (C) expressly agree by means of such supplemental indenture that all right, title and interest so conveyed or transferred shall be subject and subordinate to the rights of Noteholders, (D) unless otherwise provided in such supplemental indenture, expressly agree to indemnify, defend and hold harmless the Issuer against and from any loss, liability or expense arising under or related to this Indenture and the Notes and (E) expressly agree by means of such supplemental indenture that such Person (or if a group of Persons, then one specified Person) shall make all filings with the Commission (and any other appropriate Person) required by the Exchange Act in connection with the Notes;

                           (ii) immediately after giving effect to such
                  conveyance or transfer, no Default or Event of Default shall have occurred and be continuing;

                           (iii) the Rating Agency Condition shall have been
                  satisfied with respect to such conveyance or transfer;



                                       31
Indenture

                           (iv) the Issuer shall have received an Opinion of
                  Counsel which shall be delivered to and shall be satisfactory to the Controlling Party (with a copy to the Insurer so long as the Insurance Agreement has not terminated) to the effect that such conveyance or transfer will not have any material adverse tax consequence to the Trust, the Insurer, any Noteholder or any Certificateholder;

                           (v) any action as is necessary to maintain the lien
                  and security interest created by this Indenture shall have been taken;

                           (vi) the Issuer shall have delivered to the Indenture
                  Trustee and the Insurer (so long as the Insurance Agreement has not terminated) an Officer's Certificate and an Opinion of Counsel (which shall describe the actions taken as required by clause (v) above or that no such actions will be taken) each stating that such conveyance or transfer and such supplemental indenture comply with this Article Three and that all conditions precedent herein provided for relating to such transaction have been complied with (including any filings required by the Exchange Act); and

                           (vii) so long as the Insurer is the Controlling
                  Party, the Issuer shall have given the Insurer written notice of such conveyance or transfer of properties or assets at least 20 Business Days prior to the consummation of such action and shall have received the prior written approval of the Insurer of such conveyance or transfer and the Person acquiring by conveyance or transfer the properties or assets of the Issuer has a net worth, immediately after such conveyance or transfer, that is (A) greater than zero and (B) not less than the net worth of the Issuer immediately prior to giving effect to such conveyance or transfer.

         SECTION 3.11 SUCCESSOR TRANSFEREE.

                  (a) Upon any consolidation or merger of the Issuer in accordance with Section 3.10(a), the Person formed by or surviving such consolidation or merger (if other than the Issuer) shall succeed to, and be substituted for, and may exercise every right and power of, the Issuer under this Indenture with the same effect as if such Person had been named as the Issuer herein.

                  (b) Upon a conveyance or transfer of all or substantially all the assets or properties of the Issuer pursuant to Section 3.10(b), the Issuer will be released from every covenant and agreement of this Indenture to be observed or performed on the part of the Issuer with respect to the Notes immediately upon the delivery of written notice to the Indenture Trustee and the Insurer stating that the Issuer is to be so released.

         SECTION 3.12 NO OTHER BUSINESS. The Issuer shall not engage in (i) any business other than financing, purchasing, owning, selling and managing the Receivables in the manner contemplated by this Indenture and the other Basic Documents and activities incidental thereto or (ii) any other business or activities as contemplated by Section 1.03 of the Trust Agreement.



                                       32
Indenture

         SECTION 3.13 NO BORROWING. The Issuer shall not issue, incur, assume, guarantee or otherwise become liable, directly or indirectly, for any Indebtedness except for (i) the Notes, (ii) obligations owing from time to time to the Insurer under the Insurance Agreement and the other Basic Documents, and
(iii) any other Indebtedness permitted by or arising under the Basic Documents. The proceeds of the Notes shall be used exclusively to fund the Issuer's purchase of the Receivables and the other assets specified in the Trust Agreement, to fund the required deposit in the Spread Account, and to pay the Issuer's organizational, transactional and start-up expenses.

         SECTION 3.14 SERVICER'S OBLIGATIONS. The Issuer shall cause the Servicer to comply with the Servicer's obligations under the Trust Agreement.

         SECTION 3.15 GUARANTEES, LOANS, ADVANCES AND OTHER LIABILITIES. Except as contemplated by the Trust Agreement or this Indenture, the Issuer shall not make any loan or advance or credit to, or guarantee (directly or indirectly or by an instrument having the effect of assuring another's payment or performance on any obligation or capability of so doing or otherwise), endorse or otherwise become contingently liable, directly or indirectly, in connection with the obligations, stocks or dividends of, or own, purchase, repurchase or acquire (or agree contingently to do so) any stock, obligations, assets or securities of, or any other interest in, or make any capital contribution to, any other Person.

         SECTION 3.16 CAPITAL EXPENDITURES. The Issuer shall not make any expenditure (by long-term or operating lease or otherwise) for capital assets (either realty or personalty).

         SECTION 3.17 RESTRICTED PAYMENTS. Except as expressly permitted by the Basic Documents, the Issuer shall not, directly or indirectly, (i) pay any dividend or make any distribution (by reduction of capital or otherwise), whether in cash, property, securities or a combination thereof, to the Owner Trustee or any owner of a beneficial interest in the Issuer or otherwise with respect to any ownership or equity interest or security in or of the Issuer or to the Servicer, (ii) redeem, purchase, retire or otherwise acquire for value any such ownership or equity interest or security or (iii) set aside or otherwise segregate any amounts for any such purpose; provided, however, that the Issuer may make, or cause to be made, (A) distributions to the Servicer, the Back-up Servicer, the Standby Servicer, the Indenture Trustee, the Owner Trustee, the Insurer and the Noteholders as contemplated by, and to the extent funds are available for such purpose under, Section 8.05(a) hereof, the Trust Agreement and the Spread Account Agreement and (B) payments to the Indenture Trustee and the Owner Trustee pursuant to the Administration Agreement. The Issuer will not, directly or indirectly, make payments to or distributions from the Collection Account or any other Trust Account except in accordance with this Indenture and the other Basic Documents.

         SECTION 3.18 NOTICE OF EVENTS OF DEFAULT. The Issuer agrees to give the Indenture Trustee, the Insurer (so long as the Insurance Agreement has not terminated) and each Rating Agency prompt written notice of each Event of Default hereunder (but no later than five (5) days after the Issuer obtains actual knowledge of such Event of Default) and each default on the part of the Servicer, the Back-up Servicer, the Standby Servicer or the Transferor of their respective obligations under the Trust Agreement.



                                       33
Indenture

         SECTION 3.19 FURTHER INSTRUMENTS AND ACTS. Upon request of the Indenture Trustee or, so long as it is the Controlling Party, the Insurer, the Issuer will execute and deliver such further instruments and do such further acts as may be reasonably necessary or proper to carry out more effectively the purpose of this Indenture.

         SECTION 3.20 COMPLIANCE WITH LAWS. The Issuer shall comply with the requirements of all applicable laws, the non-compliance with which would, individually or in the aggregate, materially and adversely affect the ability of the Issuer to perform its obligations under the Notes, this Indenture or any other Basic Document.

         SECTION 3.21 AMENDMENTS OF TRUST AGREEMENT. The Issuer shall not agree to any amendment to Section 16.01 of the Trust Agreement to eliminate the requirements thereunder that the Insurer (so long as it is the Controlling Party) and/or the Noteholders, as applicable, consent to any amendment to the Trust Agreement to the extent provided therein.

         SECTION 3.22 CERTAIN REPRESENTATIONS, WARRANTIES AND COVENANTS RELATED TO RECEIVABLES. The Issuer hereby represents and warrants that this Agreement creates a valid and continuing security interest (as defined in the applicable
UCC) in the Receivables in favor of the Indenture Trustee, for the benefit of the Noteholders and the Insurer, which security interest is prior to all other Liens, and is enforceable as such as against creditors of and purchasers from Issuer. Issuer has taken all steps necessary to perfect its security interest against each Obligor in the property securing the Receivables. The Receivables constitute "tangible chattel paper" within the meaning of the applicable UCC. Issuer owns and has good and marketable title to the Receivables free and clear of any Lien, claim or encumbrance of any Person. All original executed copies of each written agreement that constitute or evidence the Receivables will be delivered to the Custodian on or prior to the Closing Date. Issuer has not authorized the filing of and is not aware of any financing statements against Issuer that includes a description of collateral covering the Receivables other than any financing statement (i) relating to the security interest granted to the Indenture Trustee, for the benefit of the Noteholders and the Insurer, under this Indenture or (ii) that has been terminated. None of the documents that constitute or evidence the Receivables has any marks or notations indicating that it has been pledged, assigned or otherwise conveyed to any Person other than to the Indenture Trustee, for the benefit of the Noteholders and the Insurer, other than certain Receivables that will be re-marked on or prior to the Closing Date to reflect the interests of the Indenture Trustee, for the benefit of the Noteholders and the Insurer, under this Indenture. The representations and warranties contained in this Section 3.22 shall survive the execution and delivery of this Indenture. Compliance with the representations and warranties contained in this Section 3.22 may not be waived without the consent of Standard & Poor's and the Indenture Trustee.

                                   ARTICLE IV

                           SATISFACTION AND DISCHARGE

         SECTION 4.01 SATISFACTION AND DISCHARGE OF INDENTURE. This Indenture shall cease to be of further effect with respect to the Notes except as to (i) rights of registration of transfer and exchange, (ii) substitution of mutilated, destroyed, lost or stolen Notes, (iii) rights of Noteholders to receive payments of principal thereof and interest thereon, (iv) Sections 3.03,



                                       34
Indenture

3.04, 3.05, 3.07, 3.08, 3.10, 3.11, 3.12, 3.17 and 3.18, (v) the rights, obligations and immunities of the Indenture Trustee hereunder (including the rights of the Indenture Trustee under Section 6.07 and the obligations of the Indenture Trustee under Section 4.02), (vi) the rights of Noteholders as beneficiaries hereof with respect to the property so deposited with the Indenture Trustee payable to all or any of them and (vii) the obligation of the Indenture Trustee to make claims under the Policy, which shall survive the Final Maturity Date of the Class A Notes and extend through any preference period applicable with respect to the Notes or any payments made in respect of the Notes, and the Indenture Trustee, on demand of and at the expense of the Issuer, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture with respect to the Notes, when

                  (A) either

                           1. all Notes theretofore authenticated and delivered
                  (other than (i) Notes that have been destroyed, lost or stolen and that have been replaced or paid as provided in Section
                  2.05 and (ii) Notes for whose payment money has theretofore been deposited in trust or segregated and held in trust by the Issuer and thereafter repaid to the Issuer or discharged from such trust, as provided in Section 3.03) have been delivered to the Indenture Trustee for cancellation and the Policy has expired and been returned to the Insurer for cancellation; or

                           2. all Notes not theretofore delivered to the
                  Indenture Trustee for cancellation

                                    (i) have become due and payable,

                                    (ii) will become due and payable at the
                           respective Final Maturity Date of the Class A Notes within one year, or

                                    (iii) are to be called for redemption within
                           one year under arrangements satisfactory to the Indenture Trustee for the giving of notice of redemption by the Indenture Trustee in the name, and at the expense, of the Issuer, and the Issuer, in the case of clauses (i), (ii) or (iii) above, has irrevocably deposited or caused to be irrevocably deposited with the Indenture Trustee cash or Eligible Investments for such purpose, in an amount sufficient to pay and discharge the entire indebtedness on such Notes not theretofore delivered to the Indenture Trustee for cancellation when due to the Final Maturity Date of the Class A-4 Notes or Redemption Date (if Notes shall have been called for redemption pursuant to Section 11.01), as the case may be;

                  (B) the Issuer has paid or performed or caused to be paid or performed all amounts and obligations which the Issuer may owe to or on behalf of (1) the Indenture Trustee for the benefit of the Noteholders under this Indenture or the Notes and (2) the Insurer to the extent expressly set forth under this Indenture and/or the Basic Documents;



                                       35
Indenture

                  (C) the Issuer has delivered to the Indenture Trustee and the Insurer (so long as the Insurance Agreement has not terminated) an Officer's Certificate, an Opinion of Counsel and (if required by the Trust Indenture Act) an Independent Certificate from a firm of certified public accountants, each meeting the applicable requirements of Section 12.01(a) and, subject to Section 12.02, each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture have been complied with; and

                  (D) upon the satisfaction and discharge of the Indenture pursuant to this Section 4.01, the Indenture Trustee shall deliver to the Owner Trustee and the Insurer (so long as the Insurance Agreement has not terminated) a certificate of a Responsible Officer stating (i) that the Insurer (based on a certificate delivered to the Indenture Trustee by the Issuer), Noteholders and the Indenture Trustee have been paid all amounts owed to them, and (ii) either (a) stating that to the actual knowledge of such Responsible Officer, no claims remain against the Issuer, or (b) stating that the only pending or threatened claims actually known to such Responsible Officer (including contingent and unliquidated claims) are those listed on a schedule to such certificate.

         SECTION 4.02 APPLICATION OF TRUST MONEY. All monies deposited with the Indenture Trustee pursuant to Section 4.01 shall be held in trust and applied by it, in accordance with the provisions of the Notes and this Indenture, to the payment, either directly or through any Paying Agent, as the Indenture Trustee may determine, to the Holders of the particular Notes for the payment or redemption of which such monies have been deposited with the Indenture Trustee, of all sums due and to become due thereon for principal and interest; but such monies need not be segregated from other funds except to the extent required herein or in the Trust Agreement or required by law.

         SECTION 4.03 REPAYMENT OF MONIES HELD BY PAYING AGENT. In connection with the satisfaction and discharge of this Indenture with respect to the Notes, all monies then held by any Paying Agent other than the Indenture Trustee under the provisions of this Indenture with respect to such Notes shall, upon demand of the Issuer, be paid to the Indenture Trustee to be held and applied according to Section 3.03 and thereupon such Paying Agent shall be released from all further liability with respect to such monies.

                                    ARTICLE V

                           EVENTS OF DEFAULT; REMEDIES

         SECTION 5.01 EVENTS OF DEFAULT.

                  (a) "Event of Default," wherever used herein, means any one of the following events (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):



                                       36
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

                           (i) default in the payment of any interest on any
                  Note when the same becomes due and payable (solely for purposes of this clause, a payment on the Notes funded by the Insurer or the Collateral Agent from the Spread Account shall be deemed to be a payment made by the Issuer);

                           (ii) default in the payment of any principal of or
                  any installment of the principal of the Class A Notes on the Final Maturity Date for such Class of Notes (solely for purposes of this clause, a payment on the Class A Notes funded by the Insurer or the Collateral Agent from the Spread Account shall be deemed to be a payment made by the Issuer);

                           (iii) so long as the Insurer is the Controlling
                  Party, an Insurance Agreement Indenture Cross Default shall have occurred; provided, however, that the occurrence of an Insurance Agreement Indenture Cross Default may not form the basis of an Event of Default unless the Insurer shall, upon prior written notice to the Rating Agencies, have delivered to the Issuer and the Indenture Trustee and not rescinded a written notice specifying that such Insurance Agreement Indenture Cross Default constitutes an Event of Default under this Indenture;

                           (iv) so long as the Insurer is not the Controlling
                  Party, default in the observance or performance of any covenant or agreement of the Issuer made in this Indenture (other than a covenant or agreement, a default in the observance or performance of which is elsewhere in this Section specifically dealt with), or any representation or warranty of the Issuer made in this Indenture, in any Basic Document or in any certificate or any other writing delivered pursuant hereto or in connection herewith or therewith proving to have been incorrect in any material respect as of the time when the same shall have been made, and such default shall (A) materially and adversely affect the Noteholders or the Insurer and (B) continue or not be cured, or the circumstance or condition in respect of which such misrepresentation or warranty was incorrect shall not have been eliminated or otherwise cured, for a period of 60 days after there shall have been given to the Issuer by the Indenture Trustee or to the Issuer and the Indenture Trustee by the Majority Noteholders or the Insurer, a written notice by registered or certified mail, specifying such default or incorrect representation or warranty and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder;

                           (v) so long as the Insurer is not the Controlling
                  Party, the filing of a decree or order for relief by a court having jurisdiction in the premises in respect of the Issuer or any substantial part of the Pledged Assets in an involuntary case under any applicable federal or state bankruptcy, insolvency or other similar law now or hereafter in effect, or appointing a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official of the Issuer or for any substantial part of the Pledged Assets, or ordering the winding-up or liquidation of the Issuer's affairs, and such decree or order shall remain unstayed and in effect for a period of 60 consecutive days;



                                       37
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

                           (vi) so long as the Insurer is not the Controlling
                  Party, the commencement by the Issuer of a voluntary case under any applicable federal or state bankruptcy, insolvency or other similar law now or hereafter in effect, or the consent by the Issuer to the entry of an order for relief in an involuntary case under any such law, or the consent by the Issuer to the appointment or taking possession by a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official of the Issuer or for any substantial part of the Pledged Assets, or the making by the Issuer of any general assignment for the benefit of creditors, or the failure by the Issuer generally to pay its debts as such debts become due, or the taking of action by the Issuer in furtherance of any of the foregoing;

                           (vii) the Issuer becoming taxable as an association
                  (or publicly traded partnership) taxable as a corporation for federal or state income tax purposes; or

                           (viii) the Issuer or the Transferor being treated as
                  an investment company pursuant to the Investment Company Act of 1940, as amended.

                  (b) The Issuer shall deliver to the Indenture Trustee, the Rating Agencies and the Insurer (so long as the Insurance Agreement has not terminated), within five days after obtaining knowledge of the occurrence thereof, written notice in the form of an Officer's Certificate of any event which with the giving of notice or the lapse of time would become an Event of Default, its status and what action the Issuer is taking or proposes to take with respect thereto.

         SECTION 5.02 RIGHTS UPON EVENT OF DEFAULT.

                  (a) So long as the Insurer is the Controlling Party, if an Event of Default shall have occurred and is continuing, then the Insurer shall have the right, but not the obligation, upon prior written notice to each Rating Agency, to declare by written notice to the Issuer, the Servicer and the Indenture Trustee that the entire principal amount of the Class A Notes, together with interest accrued on the Class A Notes and Class I Notes, become immediately due and payable, and upon any such declaration the unpaid principal amount of the Class A Notes, together with accrued and unpaid interest on the Class A and Class I Notes, shall become immediately due and payable. The Indenture Trustee will have no discretion with respect to the acceleration of the Notes under the foregoing circumstances. In the event of any such acceleration of the Notes, the Indenture Trustee shall continue to make claims under the Policy with respect to the Notes.

                  (b) If the Insurer is no longer the Controlling Party, and an Event of Default shall have occurred and be continuing, the Indenture Trustee shall, if so requested in writing by the Majority Noteholders, upon prior written notice to each Rating Agency, declare that the entire principal amount of the Class A Notes, together with interest accrued on the Class A Notes and Class I Notes, become immediately due and payable, and upon any such declaration the unpaid principal amount of the Class A Notes, together with accrued and unpaid interest on the Class A and Class I Notes, shall become immediately due and payable.



                                       38
Indenture

                  (c) If an Event of Default occurs and the Notes have been accelerated, the Indenture Trustee may exercise any of the remedies specified in Section 5.04(a). Payments following acceleration of any Notes shall be applied by the Indenture Trustee pursuant to Section 8.05(g).

                  (d) In the event any Notes are accelerated due to an Event of Default, the Insurer shall have the right (in addition to its obligation to pay Scheduled Payments on the Notes in accordance with the Policy), but not the obligation, to make payments under the Policy or otherwise of interest and principal due on such Notes, in whole or in part, on any date or dates following such acceleration as the Insurer, in its sole discretion, shall elect. In addition, if an Event of Default occurs and the Insurer accelerates the Notes whether in full or in part (including, without limitation, as a result of the sale of any Receivable), the Insurer will from and after such acceleration guarantee pursuant to the Policy the continued payment of Class I Monthly Interest to the Class I Noteholders based on the Planned Notional Principal Amount Schedule for all remaining Payment Dates included in the Planned Notional Principal Amount Schedule.

                  (e) At any time after declaration of acceleration of maturity has been made and before a judgment or decree for payment of the money due has been obtained by the Indenture Trustee as hereinafter in this
         Article V provided, the Insurer, so long as it is the Controlling Party, and otherwise, the Majority Noteholders, by written notice to the Issuer and the Indenture Trustee, may rescind and annul such declaration and its consequences if:

                           (i) the Issuer has paid or deposited with the
                  Indenture Trustee a sum sufficient to pay:

                                    (A) all payments of principal on the Class A
                           Notes and interest on all Notes and all other amounts that would then be due hereunder or upon such Notes if the Event of Default giving rise to such acceleration had not occurred, which funds shall be deposited into the Collection Account;

                                    (B) all sums paid or advanced by the
                           Indenture Trustee hereunder and the reasonable compensation, expenses and disbursements of the Indenture Trustee and its agents and counsel, which funds shall be deposited into the Collection Account; and

                                    (C) all sums paid or advanced by or due to
                           the Insurer and any unpaid Insurance Premium, which funds shall be paid to the Insurer; and

                           (ii) all Events of Default, other than the nonpayment
                  of the interest on or the principal of the Notes that has become due solely by such acceleration, have been cured or waived as provided in Section 5.13.

         No such rescission shall affect any subsequent default or impair any right consequent thereto.



                                       39
Indenture

         SECTION 5.03 COLLECTION OF INDEBTEDNESS AND SUITS FOR ENFORCEMENT BY INDENTURE TRUSTEE.

                  (a) The Issuer covenants that, if the Notes are accelerated following the occurrence of an Event of Default, the Issuer will, upon demand of the Indenture Trustee, pay to the Indenture Trustee, for the benefit of the Noteholders, the whole amount then due and payable on such Notes for principal and interest, with interest upon the overdue principal, and, to the extent payment at such rate of interest shall be legally enforceable, upon overdue installments of interest, at the applicable interest rates and in addition thereto such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses and disbursements of the Insurer and the Indenture Trustee and their respective agents and counsel. In furtherance of the foregoing, the Issuer hereby irrevocably and unconditionally appoints the Indenture Trustee as the true and lawful attorney-in-fact of the Issuer, with full power of substitution, to execute, acknowledge and deliver any notice, document, certificate, paper, pleading or instrument and to do in the name of the Indenture Trustee as well as in the name, place and stead of the Issuer such acts, things and deeds for or on behalf of and in the name of the Issuer under this Indenture (including specifically under Section 5.04) and under the Basic Documents which the Issuer could or might do or which may be necessary, desirable or convenient in the Indenture Trustee's sole discretion to effect the purposes contemplated hereunder and under the Basic Documents and, without limitation, following the occurrence of an Event of Default, so long as the Insurer is the Controlling Party, acting at the instruction or with the consent of the Insurer, and thereafter acting at the instruction or with the consent of the Majority Noteholders, exercise full right, power and authority to take, or defer from taking, any and all acts with respect to the administration, maintenance or disposition of the Pledged Assets.

                  (b) If an Event of Default shall have occurred and be continuing, the Indenture Trustee shall (i) if the Insurer is the Controlling Party, at the direction of the Insurer, or (ii) if the Insurer is not the Controlling Party, at the direction of the Majority Noteholders, as more particularly provided in Section 5.04, proceed to protect and enforce the rights of the Noteholders, by such appropriate Proceedings as the Indenture Trustee shall deem most effective to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy or legal or equitable right vested in the Indenture Trustee by this Indenture or by law.

                  (c) In case there shall be pending, relative to the Issuer or any other obligor upon the Notes or any Person having or claiming an ownership interest in the Pledged Assets, Proceedings under Title 11 of the United States Code or any other applicable federal or state bankruptcy, insolvency or other similar law, or in case a receiver, assignee or trustee in bankruptcy or reorganization, liquidator, sequestrator or similar official shall have been appointed for or taken possession of the Issuer or its property or such other obligor or Person, or in case of any other comparable judicial Proceedings relative to the Issuer, Insurer or Servicer or other obligor upon the Notes, or to the creditors or property of the Issuer or such other obligor, the Indenture Trustee, irrespective of whether the principal of any Notes shall then be due and payable as



                                       40
Indenture
         therein expressed or by declaration or otherwise and irrespective of whether the Indenture Trustee shall have made any demand pursuant to the provisions of this Section, shall be entitled and empowered, by intervention in such Proceedings or otherwise:

                           (i) to file and prove a claim or claims for the whole
                  amount of principal and interest owing and unpaid in respect of the Notes and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Indenture Trustee (including any claim for reasonable compensation to the Indenture Trustee and each predecessor Indenture Trustee, and their respective agents, attorneys and counsel, and for reimbursement of all expenses and liabilities incurred by the Indenture Trustee and each predecessor Indenture Trustee, except as a result of negligence or bad faith) and of the Noteholders allowed in such Proceedings;

                           (ii) unless prohibited by applicable law and
                  regulations, to vote on behalf of the Noteholders in any election of a trustee, a standby trustee or Person performing similar functions in any such Proceedings;

                           (iii) to collect and receive any monies or other
                  property payable or deliverable on any such claims and to distribute all amounts received with respect to the claims of the Noteholders and of the Indenture Trustee on their behalf; and

                           (iv) to file such proofs of claim and other papers or
                  documents as may be necessary or advisable in order to have the claims of the Indenture Trustee or the Noteholders allowed in any judicial Proceedings relative to the Issuer, the Insurer or the Servicer, or any of their respective creditors and their respective properties; and any trustee, receiver, liquidator, custodian or other similar official in any such Proceeding is hereby authorized by each of such Noteholders to make payments to the Indenture Trustee, and, in the event that the Indenture Trustee shall consent to the making of payments directly to such Noteholders, to pay to the Indenture Trustee such amounts as shall be sufficient to cover reasonable compensation to the Indenture Trustee, each predecessor Indenture Trustee and their respective agents, attorneys and counsel, and all other expenses and liabilities incurred by the Indenture Trustee and each predecessor Indenture Trustee except as a result of negligence or bad faith.

         (d) Nothing herein contained shall be deemed to authorize the Indenture Trustee to authorize or consent to or vote for or accept or adopt on behalf of any Noteholder any plan of reorganization, arrangement, adjustment or composition affecting the Notes or the rights of any Holder thereof or to authorize the Indenture Trustee to vote in respect of the claim of any Noteholder in any such proceeding except, as aforesaid, to vote for the election of a trustee in bankruptcy or similar Person.

         (e) All rights of action and of asserting claims under this Indenture, or under any of the Notes, may be enforced by the Indenture Trustee without the possession of any of the Notes or the production thereof in any trial or other Proceedings relative thereto, and any such action or Proceedings instituted by the Indenture Trustee shall be brought in



                                       41
Indenture
its own name as trustee of an express trust, and any recovery of judgment, subject to the payment of the expenses, disbursements and compensation of the Indenture Trustee, each predecessor Indenture Trustee and their respective agents and attorneys, shall be for the ratable benefit of the Noteholders.

         (f) In any Proceedings brought by the Indenture Trustee (including any Proceedings involving the interpretation of any provision of this Indenture), the Indenture Trustee shall be held to represent all the Noteholders, and it shall not be necessary to make any Noteholder a party to any such Proceedings.

         SECTION 5.04 REMEDIES.

                  (a) If (i) an Event of Default shall have occurred and be continuing and the Notes have been declared due and payable under
         Section 5.02, the Indenture Trustee shall (subject to Section 5.04(b) below and Section 5.05), if the Insurer is the Controlling Party, at the direction of the Insurer, or (ii) if an Event of Default shall have occurred and be continuing and the Notes have been declared due and payable under Section 5.02, the Indenture Trustee shall (subject to Section 5.04(b) below and Section 5.05), if the Insurer is no longer the Controlling Party, at the direction of the Majority Noteholders, take one or more of the following actions as so directed:

                           (i) institute Proceedings in its own name and as or
                  on behalf of a trustee of an express trust for the collection of all amounts then payable on the Notes, or to the Insurer under this Indenture or any other Basic Document with respect thereto, whether by declaration or otherwise, enforce any judgment obtained, and collect from the Issuer and any other obligor upon such Notes monies adjudged due;

                           (ii) institute Proceedings from time to time for the
                  complete or partial foreclosure of this Indenture with respect to the Pledged Assets;

                           (iii) exercise any remedies of a secured party under
                  the UCC and any other remedy available to the Indenture Trustee and take any other appropriate action to protect and enforce the rights and remedies of the Indenture Trustee on behalf of the Noteholders and the Insurer under this Indenture or the Notes;

                           (iv) sell or cause the Servicer to otherwise
                  liquidate the Pledged Assets or any portion thereof or rights or interests therein, at one or more public or private sales called and conducted in any manner permitted by law and deliver the proceeds of such sale or liquidation to the Indenture Trustee for distribution in accordance with the terms of this Indenture; and

                           (v) maintain possession of the Pledged Assets

                  (b) Notwithstanding the foregoing,

                           (i) in the event that the Indenture Trustee is acting
                  at the direction of the Insurer, so long as the Insurer is the Controlling Party, if an Event of Default



                                       42
Indenture
                  specified in Section 5.01(a)(i), (ii), (iii) or (iv) shall have occurred and be continuing, the Insurer shall not have the right to cause the Indenture Trustee or the Servicer to, and neither the Indenture Trustee nor the Servicer shall, liquidate the Pledged Assets in whole or in part if the proceeds of such sale or liquidation would not be sufficient to pay, subject to Section 5.02(d), all outstanding principal of and accrued interest on the Notes; and

                           (ii) in the event that the Indenture Trustee is
                  acting at the direction of the Majority Noteholders (so long as an Insurer Default shall have occurred and be continuing or the Insurance Agreement has terminated), the Noteholders shall not have the right to direct the Indenture Trustee or the Servicer to, and neither the Indenture Trustee nor the Servicer shall, liquidate the Pledged Assets in whole or in part unless an Event of Default as specified in Section 5.01(a)(v) or (vi) shall have occurred and be continuing.

                  (c) In determining the sufficiency or insufficiency of the proceeds of a sale or liquidation of the Pledged Assets to pay all amounts required pursuant to Section 5.04(b)(i) above, the Indenture Trustee may, but need not, at the sole expense of the Issuer obtain and rely upon an opinion of an Independent investment banking or accounting firm of national reputation as to the feasibility of such proposed action and as to the sufficiency of the Pledged Assets for such purpose.

         SECTION 5.05 OPTIONAL PRESERVATION OF THE RECEIVABLES. If the Notes have been declared to be due and payable under Section 5.02 following an Event of Default and such declaration and its consequences have not been rescinded and annulled, the Indenture Trustee shall, absent direction to the contrary from the Insurer or the Noteholders pursuant to Section 5.04, maintain possession of the Pledged Assets.

         SECTION 5.06 PRIORITIES.

                           (i) If the Notes have been declared to be due and
                  payable under Section 5.02 following an Event of Default and such declaration and its consequences have not been rescinded and annulled, any money collected by the Indenture Trustee with respect to the Pledged Assets, the Notes or the Certificates pursuant to this Article or otherwise and any money that may then be held or thereafter received by the Indenture Trustee with respect to the Pledged Assets, the Notes or the Certificates (excluding any payments made under the Policy), shall be applied pursuant to Section 8.05(g).

                           (ii) The Indenture Trustee may fix a record date and
                  payment date for any payment to Noteholders pursuant to this Section. At least 15 days before such record date, the Issuer shall mail to each Noteholder and the Indenture Trustee a notice that states the record date, the payment date and the amount to be paid.



                                       43
Indenture

         SECTION 5.07 LIMITATION OF SUITS.

                  (a) No Holder of any Note shall have any right to institute any Proceeding, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless:

                           (i) such Holder has previously given written notice
                  to the Indenture Trustee of a continuing Event of Default;

                           (ii) the Holders of not less than 25% of the Note
                  Balances have made written request to the Indenture Trustee to institute such Proceeding in respect of such Event of Default in its own name as Indenture Trustee hereunder;

                           (iii) such Holder or Holders have offered to the
                  Indenture Trustee reasonable indemnity against the costs, expenses and liabilities to be incurred in complying with such request;

                           (iv) the Indenture Trustee for 60 days after its
                  receipt of such notice, request and offer of indemnity has failed to institute such Proceedings;

                           (v) no direction inconsistent with such written
                  request shall have been given to the Indenture Trustee during such 60-day period by the Holders of a majority of the Class A Note Balances, voting together as a single class; and

                           (vi) the Insurer is no longer the Controlling Party.

It is understood and intended that no one or more Noteholders shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the rights of any other Noteholders or to obtain or to seek to obtain priority or preference over any other Holders or to enforce any right under this Indenture, except in the manner herein provided.

                  (b) In the event the Indenture Trustee shall receive conflicting or inconsistent requests and indemnity from two or more groups of Noteholders, each representing less than a majority of the Note Balances (voting as a single Class), the Indenture Trustee in its sole discretion may determine that action, if any, shall be taken, notwithstanding any other provisions of this Indenture and any such action shall be binding on all parties.

         SECTION 5.08 UNCONDITIONAL RIGHTS OF NOTEHOLDERS TO RECEIVE PRINCIPAL AND INTEREST. Notwithstanding any other provisions in this Indenture, the Holder of any Note shall have the right, which is absolute and unconditional, to receive payments of Monthly Interest and (in the case of Class A Notes) Monthly Principal on such Note on or after the respective due dates thereof expressed in such Note or in this Indenture (or, in the case of redemption, on or after the Redemption Date) and to institute suit for the enforcement of any such payment, and such right shall not be impaired without the consent of such Holder.

         SECTION 5.09 RESTORATION OF RIGHTS AND REMEDIES. If the Indenture Trustee, the Insurer or any Noteholder shall have instituted any Proceeding to enforce any right or remedy



                                       44
Indenture
under this Indenture and such Proceeding shall have been discontinued or abandoned for any reason or shall have been determined adversely to the Indenture Trustee, the Insurer or to such Noteholder, then and in every such case the Issuer, the Indenture Trustee, the Insurer and the Noteholders shall, subject to any determination in such Proceeding, be restored severally and respectively to their former positions hereunder, and thereafter all rights and remedies of the Indenture Trustee and the Noteholders shall continue as though no such Proceeding had been instituted.

         SECTION 5.10 RIGHTS AND REMEDIES CUMULATIVE. No right or remedy herein conferred upon or reserved to the Indenture Trustee, the Insurer or to the Noteholders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

         SECTION 5.11 DELAY OR OMISSION NOT A WAIVER. No delay or omission of the Indenture Trustee, the Insurer or any Holder of any Note to exercise any right or remedy accruing upon any Default or Event of Default shall impair any such right or remedy or constitute a waiver of any such Default or Event of Default or an acquiescence therein. Every right and remedy given by this Article Five or by law to the Indenture Trustee, the Insurer or to the Noteholders may be exercised from time to time, and as often as may be deemed expedient, by the Indenture Trustee, the Insurer or by the Noteholders, as the case may be.

         SECTION 5.12 CONTROL BY CONTROLLING PARTY. The Insurer, if the Insurer is the Controlling Party, and otherwise the Indenture Trustee at the direction of the Majority Noteholders shall have the right to direct the time, method and place of conducting any Proceeding for any remedy available to the Indenture Trustee with respect to the Notes or exercising any trust or power conferred on the Indenture Trustee; provided that:

                           (i) such direction shall not be in conflict with any
                  rule of law or with this Indenture;

                           (ii) any direction to the Indenture Trustee to sell
                  or liquidate the Pledged Assets shall be subject to the terms of Section 5.04; and

                           (iii) the Indenture Trustee shall have been provided
                  with indemnification satisfactory to it in connection with such direction.

Notwithstanding the rights of Noteholders set forth in this Section, subject to
Section 6.01, the Indenture Trustee need not take any action that it determines, in its sole discretion, might involve it in liability or might materially adversely affect the rights of any Noteholders not consenting to such action.

         SECTION 5.13 WAIVER OF PAST DEFAULTS.

                  (a) Prior to the declaration of the acceleration of the maturity of the Notes as provided in Section 5.02, the Insurer so long as it is the Controlling Party and otherwise



                                       45
Indenture
         the Indenture Trustee, at the direction of Holders holding in the aggregate more than 50% of the outstanding Class A Note Balance, may waive any past Default and/or Event of Default and its consequences except a Default (a) in the payment of principal of or interest on any of the Notes or (b) in respect of a covenant or provision hereof that cannot be modified or amended without the consent of the Holder of each Note, as applicable. In the case of any such waiver, the Issuer, the Indenture Trustee, the Insurer and the Noteholders shall be restored to their former positions and rights hereunder, respectively; but no such waiver shall extend to any subsequent or other Default or impair any right consequent thereto.

                  (b) Upon any such waiver, such Default shall cease to exist and be deemed to have been cured and not to have occurred, and any Event of Default arising therefrom shall be deemed to have been cured and not to have occurred, for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other Default or Event of Default or impair any right consequent thereto.

         SECTION 5.14 UNDERTAKING FOR COSTS. All parties to this Indenture agree, and each Holder of any Note by such Holder's acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Indenture Trustee for any action taken, suffered or omitted by it as Indenture Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit and that such court may in its discretion assess reasonable costs, including attorneys' fees and expenses, against any party litigant in such suit, in the manner and to the extent provided by the Trust Indenture Act; but the provisions of this Section shall not apply to (i) any suit instituted by the Indenture Trustee, (ii) any suit instituted by any Noteholder, or group of Noteholders, in each case holding in the aggregate more than 10% of the Note Balances or (iii) any suit instituted by any Noteholder for the enforcement of the payment of principal of or interest on any Note on or after the respective due dates expressed in such Note and in this Indenture (or, in the case of redemption, on or after the Redemption Date).

         SECTION 5.15 WAIVER OF STAY OR EXTENSION LAWS. The Issuer covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead or in any manner whatsoever, claim or take the benefit or advantage of, any stay or extension law wherever enacted, now or at any time hereafter in force, that may affect the covenants or the performance of this Indenture; and the Issuer (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantages of any such law, and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Indenture Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

         SECTION 5.16 ACTION ON NOTES. The Indenture Trustee's right to seek and recover judgment on the Notes or under this Indenture shall not be affected by the seeking, obtaining or application of any other relief under or with respect to this Indenture. Neither the lien of this Indenture nor any rights or remedies of the Indenture Trustee or the Noteholders shall be impaired by the recovery of any judgment by the Indenture Trustee against the Issuer or by the levy of any execution under such judgment upon any portion of the Pledged Assets or upon



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any of the assets of the Issuer. Any money or property collected by the
Indenture Trustee shall be applied in accordance with Section 5.06.

         SECTION 5.17 PERFORMANCE AND ENFORCEMENT OF CERTAIN OBLIGATIONS.

                  (a) Promptly following a request from the Indenture Trustee or, so long as it is the Controlling Party, the Insurer, to do so and at the Administrator's expense, the Issuer shall take all such lawful action as the Indenture Trustee or the Insurer may request to compel or secure the performance and observance by the Transferor and the Servicer as applicable, of each of their obligations to the Issuer under or in connection with the Trust Agreement in accordance with the terms thereof, and to exercise any and all rights, remedies, powers and privileges lawfully available to the Issuer under or in connection with the Trust Agreement to the extent and in the manner directed by the Indenture Trustee or, the Insurer, so long as it is the Controlling Party, including the transmission of notices of default on the part of the Transferor, the Servicer, the Back-up Servicer or the Standby Servicer thereunder and the institution of legal or administrative actions or Proceedings to compel or secure performance by the Transferor, the Servicer, the Back-up Servicer or the Standby Servicer of each of their obligations under the Trust Agreement.

                  (b) If the Indenture Trustee is the Controlling Party and if an Event of Default has occurred and is continuing, the Indenture Trustee may, and at the direction (which direction shall be given in writing and may include a facsimile) of the Majority Noteholders shall, exercise all rights, remedies, powers, privileges and claims of the Issuer against the Transferor or the Servicer under or in connection with the Trust Agreement, including the right or power to take any action to compel or secure performance or observance by the Transferor, the Servicer, the Back-up Servicer or the Standby Servicer of each of their obligations to the Issuer thereunder and to give any consent, request, notice, direction, approval, extension or waiver under the Trust Agreement, and any right of the Issuer to take such action shall be suspended.

         SECTION 5.18 OPTIONAL DEPOSITS BY THE INSURER. The Insurer shall at any time, and from time to time, with respect to a Payment Date, have the option to deliver amounts (any such amount, an "Insurer Optional Deposit") to the Indenture Trustee for deposit into the Collection Account for any of the following purposes: (i) to provide funds in respect of the payment of fees or expenses of any provider of services to the Trust with respect to such Payment Date, (ii) to pay Class A Monthly Principal or (iii) to include such amount as part of the Monthly Interest for such Payment Date to the extent that without such amount a draw would be required to be made on the Policy.



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                                   ARTICLE VI

                              THE INDENTURE TRUSTEE

         SECTION 6.01 DUTIES OF INDENTURE TRUSTEE.

                  (a) If an Event of Default shall have occurred and be continuing, and of which the Indenture Trustee shall have actual knowledge, the Indenture Trustee shall exercise the rights and powers vested in it by this Indenture and with the same degree of care and skill in its exercise as a prudent person would exercise or use under the circumstances in the conduct of such person's own affairs; provided, however, that if the Indenture Trustee shall assume the duties of the Servicer pursuant to Section 3.07(e), the Indenture Trustee in performing such duties shall use the degree of care and skill customarily exercised by a prudent institutional servicer with respect to automobile retail installment sales contracts that it services for itself or others.

                  (b) Except during the continuance of an Event of Default of which a Responsible Officer of the Indenture Trustee shall have actual knowledge or written notice:

                           (i) the Indenture Trustee undertakes to perform such
                  duties and only such duties as are specifically set forth in this Indenture and no implied covenants or obligations shall be read into this Indenture against the Indenture Trustee; and

                           (ii) in the absence of bad faith on its part, the
                  Indenture Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Indenture Trustee and conforming to the requirements of this Indenture; provided, however, the Indenture Trustee shall examine the certificates and opinions to determine whether or not they conform on their face to the requirements of this Indenture and the other Basic Documents to which the Indenture Trustee is a party; provided, however, that the Indenture Trustee shall not be responsible for the accuracy or content of any of the aforementioned documents and the Indenture Trustee shall have no obligation to verify, re-compute or recalculate any numerical information provided to it pursuant to the Basic Documents.

                  (c) The Indenture Trustee may not be relieved from liability for its own negligent action, its own negligent failure to act or its own willful misconduct except that:

                           (i) this paragraph does not limit the effect of
                  Section 6.01(b);

                           (ii) the Indenture Trustee shall not be liable for
                  any error of judgment made in good faith by a Responsible Officer unless it is proved that the Indenture Trustee was negligent in ascertaining the pertinent facts; and



                                       48
Indenture

                           (iii) the Indenture Trustee shall not be liable with
                  respect to any action it takes or omits to take in good faith in accordance with a direction received by it pursuant to
                  Section 5.12.

                  (d) Every provision of this Indenture that in any way relates to the Indenture Trustee is subject to paragraphs (a), (b) and (c) of this Section.

                  (e) The Indenture Trustee shall not be liable for interest on any money received by it.

                  (f) Money held in trust by the Indenture Trustee need not be segregated from other funds except to the extent required by law or the terms of this Indenture or the Trust Agreement.

                  (g) No provision of this Indenture shall require the Indenture Trustee to expend or risk its own funds or otherwise incur financial liability in the performance of any of its duties hereunder or in the exercise of any of its rights or powers, if it shall have reasonable grounds to believe that repayments of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

                  (h) Every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Indenture Trustee shall be subject to the provisions of this Section and to the provisions of the Trust Indenture Act.

                  (i) The Indenture Trustee shall, and hereby agrees that it will hold the Policy in trust, and will hold any proceeds of any claim on the Policy in trust solely for application as provided in the Trust Agreement and this Indenture.

                  (j) The Indenture Trustee shall not be liable in its individual capacity with respect to any action taken, suffered or omitted to be taken by it in good faith in accordance with this Indenture or at the direction of the Majority Noteholders, relating to the time, method and place of conducting any Proceeding for any remedy available to the Indenture Trustee, or exercising or omitting to exercise any trust or power conferred upon the Indenture Trustee, under this Indenture.

                  (k) The Indenture Trustee shall not be required to take notice or be deemed to have notice or knowledge of any Default, Insurer Default, Servicer Default or Event of Default unless a Responsible Officer of the Indenture Trustee shall have received written notice thereof. In the absence of receipt of such notice, the Indenture Trustee may conclusively assume that there is no Default, Insurer Default, Servicer Default or Event of Default.

                  (l) Subject to the other provisions of this Indenture, the Indenture Trustee shall have no duty (i) to see to any recording, filing, or depositing of this Indenture or any agreement referred to herein or any financing statement or continuation statement evidencing a security interest, or to see to the maintenance of any such recording or filing or depositing or to any rerecording, refiling or redepositing of any thereof, (ii) to see to any insurance, (iii) to see to the payment or discharge of any tax, assessment, or other



                                       49
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

         governmental charge or any lien or encumbrance of any kind owing with respect to, assessed or levied against, any part of the Pledged Assets, or (iv) to confirm or verify the contents of any reports or certificates delivered to the Indenture Trustee pursuant to this Indenture believed by the Indenture Trustee to be genuine and to have been signed or presented by the proper party or parties.

                  (m) Anything in this Indenture to the contrary notwithstanding, in no event shall the Indenture Trustee be liable for special, indirect or consequential loss or damage of any kind whatsoever (including but not limited to lost profits), even if the Indenture Trustee has been advised of the likelihood of such loss or damage regardless of the form of action.

         SECTION 6.02 RIGHTS OF INDENTURE TRUSTEE.

                  (a) Except as otherwise provided in the second succeeding sentence, the Indenture Trustee may conclusively rely and shall be protected in acting upon or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, note, direction, demand, election or other paper or document believed by it to be genuine and to have been signed or presented by the proper person. The Indenture Trustee need not investigate any fact or matter stated in the document. Notwithstanding the foregoing, the Indenture Trustee, subject to Section 6.01(b)(ii) upon receipt of all resolutions, certificates, statements, opinions, reports, documents, orders or other instruments furnished to the Indenture Trustee that shall be specifically required to be furnished pursuant to any provision of this Indenture, shall examine them to determine whether they comply as to form to the requirements of this Indenture.

                  (b) Before the Indenture Trustee acts or refrains from acting, it may require an Officer's Certificate (with respect to factual matters) or an Opinion of Counsel, as applicable. The Indenture Trustee shall not be liable for any action it takes or omits to take in good faith in reliance on the Officer's Certificate or Opinion of Counsel.

                  (c) The Indenture Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys or a custodian or nominee and the Indenture Trustee shall not be responsible for any misconduct or negligence on the part of any such agent, attorney, custodian or nominee appointed by the Indenture Trustee with due care.

                  (d) The Indenture Trustee shall not be liable for any action it takes or omits to take in good faith which it believes to be authorized or within its rights or powers; provided, however, that the Indenture Trustee's conduct does not constitute willful misconduct, negligence or bad faith.

                  (e) The Indenture Trustee may consult with counsel, and the advice or opinion of counsel with respect to legal matters relating to this Indenture and the Notes shall be full and complete authorization and protection from liability in respect to any action



                                       50
Indenture
         taken, omitted or suffered by it hereunder in good faith and in accordance with the advice or opinion of such counsel.

                  (f) Subject to Section 6.01(a), the Indenture Trustee shall be under no obligation to exercise any of the trusts or powers vested in it by this Indenture or to institute, conduct or defend any litigation hereunder or in relation hereto at the request, order or direction of any of the Noteholders, or Controlling Party, as the case may be, pursuant to the provisions of this Indenture, unless such Noteholders shall have offered to the Indenture Trustee security or indemnity satisfactory to it against the costs, expenses and liabilities which may be incurred therein or thereby.

                  (g) The Indenture Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond or other paper or document, unless requested in writing to do so by the Majority Noteholders or the Insurer; provided, however, that if the payment within a reasonable time to the Indenture Trustee of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Indenture Trustee, not reasonably assured to the Indenture Trustee by the security afforded to it by the terms of this Indenture, the Indenture Trustee may require reasonable indemnity against such cost, expense or liability as a condition to taking any such action.

                  (h) The right of the Indenture Trustee to perform any discretionary act enumerated in this Indenture shall not be construed as a duty, and the Indenture Trustee shall not be answerable for other than its willful misconduct, negligence or bad faith in the performance of such act.

                  (i) The rights and privileges pertaining to the Indenture Trustee set forth in Section 6.01 and 6.02 hereof shall apply to the Indenture Trustee in all of the Basic Documents.

                  (j) The Indenture Trustee or its Affiliates are permitted to receive additional compensation that could be deemed to be in the Indenture Trustee's economic self-interest and which are not contemplated by this Indenture for (i) serving as investment adviser, administrator, shareholder servicing agent, custodian or sub-custodian with respect to certain of the Eligible Investments, (ii) using Affiliates to effect transactions in certain Permitted Investments and
         (iii) effecting transactions in certain Eligible Investments; provided that this Section 6.02(j) shall not entitle the Indenture Trustee or any of its Affiliates to any such additional compensation or permit the payment of any such additional compensation pursuant to Section 8.05(a) or any other provision of this Indenture unless, in each case, otherwise expressly permitted pursuant to the terms of this Indenture or the Trust Agreement.

         SECTION 6.03 INDIVIDUAL RIGHTS OF INDENTURE TRUSTEE. The Indenture Trustee in its individual or any other capacity may become the owner or pledgee of Notes and may otherwise deal with the Issuer or its Affiliates with the same rights it would have if it were not Indenture Trustee. Any Paying Agent, Note Registrar, co-registrar or co-paying agent may do



                                       51
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

the same with like rights. However, the Indenture Trustee is required to comply with Sections 6.11 and 6.12.

         SECTION 6.04 INDENTURE TRUSTEE'S DISCLAIMER. The Indenture Trustee shall not be responsible for and makes no representation as to the validity or adequacy of this Indenture, the Pledged Assets or the Notes, it shall not be accountable for the Issuer's use of the proceeds from the Notes, and it shall not be responsible for any statement of the Issuer in this Indenture or in any document issued in connection with the sale of the Notes or in the Notes other than the Indenture Trustee's certificate of authentication.

         SECTION 6.05 NOTICE OF DEFAULTS. If a Default shall have occurred and be continuing and a Responsible Officer of the Indenture Trustee shall have actual knowledge or shall have received written notice thereof, the Indenture Trustee shall mail to each Noteholder, the Insurer and the Rating Agency notice of the Default within 5 days after such knowledge or notice occurs.

         SECTION 6.06 REPORTS BY INDENTURE TRUSTEE TO HOLDERS. The Indenture Trustee shall deliver to each Noteholder such information as may be required to enable such holder to prepare its federal and state income tax returns.

         SECTION 6.07 COMPENSATION AND INDEMNITY. Pursuant to Section 8.05(a) hereof, the Indenture Trustee shall receive compensation on each Payment Date for its services, in its capacities as Indenture Trustee, Collateral Agent and Back-up Servicer under the Basic Documents. The Indenture Trustee's compensation shall not be limited by any law on compensation of a trustee of an express trust. Pursuant to Section 8.05(a) hereof, the Indenture Trustee shall also be entitled to receive reimbursement for all reasonable out-of-pocket expenses incurred or made by it in its capacities as Indenture Trustee, Collateral Agent and Back-up Servicer, including costs of collection, in addition to the compensation for its services. Such expenses shall include the reasonable compensation and expenses and disbursements and advances of the Indenture Trustee's agents, counsel, accountants and experts. The Issuer shall, or shall cause the Administrator to, indemnify the Indenture Trustee against any and all loss, liability or expense (including attorneys' fees) incurred by it in connection with the administration of this trust and the performance of its duties hereunder. The Indenture Trustee shall notify the Issuer, the Administrator and the Insurer promptly of any claim for which it may seek indemnity but failure to do so shall not constitute a waiver of any rights hereunder. Failure by the Indenture Trustee to so notify the Issuer and the Administrator shall not relieve the Issuer or the Administrator of its obligations hereunder. The Issuer shall, or shall cause the Administrator to, defend any such claim, and the Indenture Trustee may have separate counsel and the Issuer shall, or shall cause the Administrator to, pay the fees and expenses of such counsel. Neither the Issuer nor the Administrator need reimburse any expense or indemnify against any loss, liability or expense incurred by the Indenture Trustee through the Indenture Trustee's own willful misconduct, negligence or bad faith.

         The Issuer's obligations to the Indenture Trustee pursuant to this Section shall survive the resignation or removal of the Indenture Trustee, Collateral Agent and Back-up Servicer and the discharge of this Indenture. When the Indenture Trustee incurs expenses after the occurrence of an Event of Default specified in Section 5.01(a)(v) or (vi) with respect to the Issuer, the expenses



                                       52
Indenture
are intended to constitute expenses of administration under Title 11 of the United States Code or any other applicable federal or state bankruptcy, insolvency or similar law. The Indenture Trustee shall have a lien prior to the Noteholders on the Pledged Assets for amounts due to it under this Section 6.07; provided, however, the Indenture Trustee agrees that no amounts owed or paid under the Policy shall be paid to the Indenture Trustee.

         SECTION 6.08 REPLACEMENT OF INDENTURE TRUSTEE.

                  (a) The Indenture Trustee may resign at any time by so notifying the Issuer, the Servicer and the Insurer. The Issuer, may, with the consent of the Insurer (unless an Insurer Default shall have occurred and be continuing), and, at the request of the Insurer shall, remove the Indenture Trustee, if:

                           (i) the Indenture Trustee fails to comply with
                  Section 6.11;

                           (ii) a court having jurisdiction in the premises in
                  respect of the Indenture Trustee in an involuntary case or proceeding under federal or state banking or bankruptcy laws, as now or hereafter constituted, or any other applicable federal or state bankruptcy, insolvency or other similar law, shall have entered a decree or order granting relief or appointing a receiver, liquidator, assignee, custodian, trustee, conservator, sequestrator (or similar official) for the Indenture Trustee or for any substantial part of the Indenture Trustee's property, or ordering the winding-up or liquidation of the Indenture Trustee's affairs, provided any such decree or order shall have continued unstayed and in effect for a period of 30 consecutive days;

                           (iii) the Indenture Trustee commences a voluntary
                  case under any federal or state banking or bankruptcy laws, as now or hereafter constituted, or any other applicable federal or state bankruptcy, insolvency or other similar law, or consents to the appointment of or taking possession by a receiver, liquidator, assignee, custodian, trustee, conservator, sequestrator or other similar official for the Indenture Trustee or for any substantial part of the Indenture Trustee's property, or makes any assignment for the benefit of creditors or fails generally to pay its debts as such debts become due or takes any corporate action in furtherance of any of the foregoing; or

                           (iv) the Indenture Trustee otherwise becomes
                  incapable of acting.

                  (b) The Insurer, so long as it is the Controlling Party, may remove the Indenture Trustee for any reason upon 30 days' written notice.

                  (c) If the Indenture Trustee resigns or is removed or if a vacancy exists in the office of Indenture Trustee for any reason (the Indenture Trustee in such event being referred to herein as the retiring Indenture Trustee), the Issuer shall promptly appoint a successor Indenture Trustee acceptable to the Insurer (so long as the Insurer is the Controlling Party).



                                       53
Indenture

                  (d) A successor Indenture Trustee shall deliver a written acceptance of its appointment to the retiring Indenture Trustee, the Insurer and to the Issuer. Thereupon the resignation or removal of the retiring Indenture Trustee shall become effective, and the successor Indenture Trustee shall have all the rights, powers and duties of the Indenture Trustee under this Indenture. The Issuer or the successor Indenture Trustee shall mail a notice of its succession to Noteholders, the Insurer and the Rating Agencies. The retiring Indenture Trustee shall promptly transfer all property held by it as Indenture Trustee to the successor Indenture Trustee.

                  (e) If a successor Indenture Trustee does not take office within 30 days after the retiring Indenture Trustee resigns or is removed, the retiring Indenture Trustee, the Issuer or the Majority Noteholders may petition any court of competent jurisdiction for the appointment of a successor Indenture Trustee that is acceptable to the Insurer so long as it is the Controlling Party.

                  (f) If the Indenture Trustee fails to comply with Section 6.11, any Noteholder may petition any court of competent jurisdiction for the removal of the Indenture Trustee and the appointment of a successor Indenture Trustee.

                  (g) Any resignation or removal of the Indenture Trustee and appointment of a successor Indenture Trustee pursuant to the provisions of this Section shall not become effective until acceptance of appointment by the successor Indenture Trustee pursuant to this Section and payment of all fees and expenses owed to the outgoing Indenture Trustee. Notwithstanding the replacement of the Indenture Trustee pursuant to this Section, the retiring Indenture Trustee shall be entitled to payment or reimbursement of such amounts as such Person is entitled pursuant to Section 6.07.

                  (h) Any resignation or removal of the Indenture Trustee hereunder shall also result in the resignation or removal of such Person as Back-up Servicer and Collateral Agent in accordance with the same terms and conditions unless otherwise directed by the Controlling Party.

         SECTION 6.09 SUCCESSOR INDENTURE TRUSTEE BY MERGER.

                  (a) If the Indenture Trustee consolidates with, merges or converts into, or transfers all or substantially all of its corporate trust business or assets to, another corporation or banking association, the resulting, surviving or transferee corporation without any further act shall be the successor Indenture Trustee; provided, that such corporation or banking association shall be otherwise qualified and eligible under Section 6.11. The Indenture Trustee shall provide the Insurer and each Rating Agency prompt notice of any such transaction.

                  (b) In case at the time such successor by merger, conversion or consolidation to the Indenture Trustee shall succeed to the trusts created by this Indenture any of the Notes shall have been authenticated but not delivered, any such successor to the Indenture Trustee may adopt the certificate of authentication of any predecessor trustee, and deliver such Notes so authenticated; and in case at that time any of the Notes shall



                                       54
Indenture
         not have been authenticated, any successor to the Indenture Trustee may authenticate such Notes either in the name of any predecessor hereunder or in the name of the successor to the Indenture Trustee; and in all such cases such certificates shall have the full force and effect of the certificate of the Indenture Trustee pursuant to the Notes or this Indenture.

         SECTION 6.10 APPOINTMENT OF CO-INDENTURE TRUSTEE OR SEPARATE INDENTURE TRUSTEE.

                  (a) Notwithstanding any other provision of this Indenture, at any time, for the purpose of meeting any legal requirement of any jurisdiction in which any part of the Pledged Assets may at the time be located, the Indenture Trustee, with the consent of the Insurer so long as it is the Controlling Party, shall have the power and may execute and deliver all instruments to appoint one or more Persons to act as a co-trustee or co-trustees, jointly with the Indenture Trustee, or separate trustee or separate trustees, of all or any part of the Trust, and to vest in such Person or Persons, in such capacity and for the benefit of the Noteholders and to the extent expressly set forth herein or the other Basic Documents, and the Insurer, such title to the Pledged Assets, or any part hereof, and, subject to the other provisions of this Section, such powers, duties, obligations, rights and trusts as the Indenture Trustee may consider necessary or desirable. No co-trustee or separate trustee hereunder shall be required to meet the terms of eligibility as a successor Indenture Trustee under Section 6.11 and no notice to Noteholders of the appointment of any co-trustee or separate trustee shall be required under Section 6.08.

                  (b) Every separate trustee and co-trustee shall, to the extent permitted by law, be appointed and act subject to the following provisions and conditions:

                           (i) all rights, powers, duties and obligations
                  conferred or imposed upon the Indenture Trustee shall be conferred or imposed upon and exercised or performed by the Indenture Trustee and such separate trustee or co-trustee jointly (it being understood that such separate trustee or co-trustee is not authorized to act separately without the Indenture Trustee joining in such act), except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed the Indenture Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Trust or any portion thereof in any such jurisdiction) shall be exercised and performed singly by such separate trustee or co-trustee, but solely at the direction of the Indenture Trustee;

                           (ii) no trustee hereunder shall be personally liable
                  by reason of any act or omission of any other trustee hereunder; and

                           (iii) the Indenture Trustee may at any time accept
                  the resignation of or remove any separate trustee or co-trustee.

                  (c) Any notice, request or other writing given to the Indenture Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as



                                       55
Indenture
         effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee shall refer to this Indenture and the conditions of this Article. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of co-appointment, either jointly with the Indenture Trustee or separately, as may be provided therein, subject to all the provisions of this Indenture, specifically including every provision relating to the conduct of, affecting the liability of, or affording protection to, the Indenture Trustee. Every such instrument shall be filed with the Indenture Trustee.

                  (d) Any separate trustee or co-trustee may at any time constitute the Indenture Trustee, its agent or attorney-in-fact with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Indenture on its behalf and in its name. If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Indenture Trustee, to the extent permitted by law, without the appointment of a new or successor trustee. Notwithstanding anything to the contrary in this Indenture, the appointment of any separate trustee or co-trustee shall not relieve the Indenture Trustee of its obligations and duties under this Indenture.

         SECTION 6.11 ELIGIBILITY. The Indenture Trustee shall at all times satisfy the requirements of Trust Indenture Act Section 310(a). The Indenture Trustee hereunder shall at all times be a financial institution, acceptable to the Insurer (so long as it is the Controlling Party) organized and doing business under the laws of the United States of America or any state, authorized under such laws to exercise corporate trust powers, whose long term unsecured debt is rated at least A2 by Moody's and A by Standard & Poor's and shall have a combined capital and surplus of at least $50,000,000 or shall be a member of a bank holding system to the aggregate combined capital and surplus of which is $50,000,000 and subject to supervision or examination by federal or state authority, provided that the Indenture Trustee's separate capital and surplus shall at all times be at least the amount required by Section 310(a) (2) of the Trust Indenture Act. If such Person publishes reports of condition at least annually, pursuant to law or to the requirements of a supervising or examining authority, then for the purposes of this Section 6.11, the combined capital and surplus of such Person shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. In case at any time the Indenture Trustee shall cease to be eligible in accordance with the provisions of this Section 6.11, the Indenture Trustee shall resign immediately in the manner and with the effect specified in Section 6.08. The Indenture Trustee shall comply with Trust Indenture Act Section 310(b); provided, however, that there shall be excluded from the operation of Trust Indenture Act Section 310(b)(1) any indenture or indentures under which other securities of the Issuer are outstanding if the requirements for such exclusion set forth in Trust Indenture Act Sections 310(b)(1) are met.

         SECTION 6.12 COLLATERAL AGENT TO FOLLOW INDENTURE TRUSTEE'S INSTRUCTIONS. The Indenture Trustee hereby authorizes the Collateral Agent to take such action on its behalf, and to exercise such rights, remedies, powers and privileges hereunder, as the Indenture Trustee may direct and as are specifically authorized to be exercised by the Collateral Agent by the terms hereof, together with such actions, rights, remedies, powers and privileges as are reasonably incidental thereto.



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         SECTION 6.13 PREFERENTIAL COLLECTION OF CLAIMS AGAINST ISSUER. The
Indenture Trustee shall comply with Trust Indenture Act Section 311(a), excluding any creditor relationship listed in Trust Indenture Act Section 311(b). An Indenture Trustee who has resigned or been removed shall be subject to Section 311(a) to the extent indicated.

         SECTION 6.14 REPRESENTATIONS AND WARRANTIES OF INDENTURE TRUSTEE. The Indenture Trustee hereby makes the following representations and warranties on which the Issuer and Noteholders shall rely:

                  (a) the Indenture Trustee is a corporation duly organized, validly existing and in good standing under the laws of its place of incorporation;

                  (b) the Indenture Trustee has full power, authority and legal right to execute, deliver, and perform this Indenture and has taken all necessary action to authorize the execution, delivery and performance by it of this Indenture;

                  (c) this Indenture shall have been duly executed and delivered by the Indenture Trustee; and

                  (d) this Indenture is a legal, valid and binding obligation of the Indenture Trustee enforceable in accordance with its terms, subject to the effects of bankruptcy, insolvency, reorganization, or other similar laws affecting the enforcement of creditors' rights generally and to general principles of equity.

         SECTION 6.15 DISQUALIFICATION OF THE INDENTURE TRUSTEE. If the Indenture Trustee has or shall acquire a conflicting interest within the meaning of the Trust Indenture Act, as amended, the Indenture Trustee shall either eliminate such interest or resign, to the extent and in the manner provided by and subject to, the provisions of this Indenture.

         SECTION 6.16 WAIVER OF SETOFFS. The Indenture Trustee hereby expressly waives any and all rights of setoff that the Indenture Trustee may otherwise at any time have under applicable law with respect to any of the Collection Account, Payahead Account, Spread Account, Lock-Box Account or Reserve Account and agrees that amounts in the Collection Account, Payahead Account and Lock-Box Account shall at all times be held and applied solely in accordance with the provisions hereof and the Trust Agreement.

         SECTION 6.17 CONTROL BY THE CONTROLLING PARTY. The Indenture Trustee shall comply with notices and instructions given by the Issuer only if accompanied by the written consent of the Controlling Party, except that if any Event of Default shall have occurred and be continuing, the Indenture Trustee shall act upon and comply with notices and instructions given by the Controlling Party alone in the place and stead of the Issuer.

                                   ARTICLE VII

                         NOTEHOLDERS' LISTS AND REPORTS

         SECTION 7.01 ISSUER TO FURNISH INDENTURE TRUSTEE NAMES AND ADDRESSES OF NOTEHOLDERS. The Issuer will furnish or cause to be furnished to the Indenture Trustee (i) not



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more than five days after the earlier of (a) each Record Date and (b) three months after the last Record Date, a list, in such form as the Indenture Trustee may reasonably require, of the names and addresses of the Noteholders as of such Record Date and (ii) at such other times as the Indenture Trustee may request in writing, within 15 days after receipt by the Issuer of any such request, a list of similar form and content as of a date not more than ten days prior to the time such list is furnished; provided, however, that so long as the Indenture Trustee is the Note Registrar, no such list shall be required to be furnished. The Indenture Trustee or, if the Indenture Trustee is not the Note Registrar, the Issuer shall furnish to the Insurer in writing at such times as the Insurer may reasonably request a copy of the list.

         SECTION 7.02 PRESERVATION OF INFORMATION; COMMUNICATIONS TO
NOTEHOLDERS.

                  (a) The Indenture Trustee shall preserve, in as current a form as is reasonably practicable, the names and addresses of the Noteholders contained in the most recent list furnished to the Indenture Trustee as provided in Section 7.01 and the names and addresses of Noteholders received by the Indenture Trustee in its capacity as Note Registrar. The Indenture Trustee may destroy any list furnished to it as provided in such Section 7.01 upon receipt of a new list so furnished.

                  (b) Noteholders may communicate pursuant to Trust Indenture Act Section 312 (b) with other Noteholders with respect to their rights under this Indenture or under the Notes.

                  (c) The Issuer, the Indenture Trustee and the Note Registrar shall have the protection of Trust Indenture Act Section 312(c).

         SECTION 7.03 REPORTS BY ISSUER.

                  (a) The Issuer shall:

                           (i) file with the Indenture Trustee, within 15 days
                  after the Issuer is required to file the same with the Commission, copies of the annual reports and of the information, documents and other reports (or copies of such portions of any of the foregoing as the Commission may from time to time by rules and regulations prescribe) which the Issuer may be required to file with the Commission pursuant to
                  Section 13 or 15(d) of the Exchange Act;

                           (ii) file with the Indenture Trustee and the
                  Commission in accordance with rules and regulations prescribed from time to time by the Commission such additional information, documents and reports with respect to compliance by the Issuer with the conditions and covenants of this Indenture as may be required from time to time by such rules and regulations; and

                           (iii) supply to the Indenture Trustee (and the
                  Indenture Trustee shall transmit by mail to all Noteholders described in Trust Indenture Act Section 313(c)) such summaries of any information, documents and reports required to be filed by the Issuer pursuant to clauses (i) and (ii) of this Section 7.03(a) as may be



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                  required by rules and regulations prescribed from time to time by the Commission.

                  (b) Unless the Issuer otherwise determines, the fiscal year of the Issuer shall end on December 31 of each year.

         SECTION 7.04 REPORTS BY INDENTURE TRUSTEE. To the extent that any of the events described in Trust Indenture Act Section 313(a) shall have occurred, the Indenture Trustee shall, within 60 days after each December 15 beginning with December 15, 2003, mail to the Issuer, the Insurer and each Noteholder as required by Trust Indenture Act Section 313(c) a brief report dated as of such date that complies with Trust Indenture Act Section 313(a). The Indenture Trustee also shall comply with Trust Indenture Act Section 313(b).

                                  ARTICLE VIII

                  DISTRIBUTIONS; STATEMENTS TO THE NOTEHOLDERS

         SECTION 8.01 LOCK-BOX ACCOUNT. The Issuer shall cause the Servicer to establish the Lock-Box Account as an Eligible Account with the Lock-Box Bank, in accordance with Section 9.01 of the Trust Agreement.

         SECTION 8.02 COLLECTION ACCOUNT. The Issuer shall cause BVAC, as initial Servicer to establish the Collection Account with the Indenture Trustee or another Eligible Bank as a segregated non-interest bearing trust account in the name of the Indenture Trustee for the benefit of the Secured Parties. The amounts in the Collection Account shall be invested upon receipt of written direction from the Servicer (provided that, if the Standby Servicer is then acting as Servicer, such direction shall be made by the Transferor) in Eligible Investments that mature not later than the Business Day prior to the next succeeding Payment Date and such Eligible Investments shall be held to maturity. The Indenture Trustee (or its custodian) shall (i) maintain possession of any negotiable instruments or securities evidencing Eligible Investments until the time of sale or maturity and each certificated security or negotiable instrument evidencing an Eligible Investment shall be endorsed in blank or to the Indenture Trustee or registered in the name of the Indenture Trustee and (ii) cause any Eligible Investment represented by an uncertificated security to be registered in the name of the Indenture Trustee.

         SECTION 8.03 COLLECTIONS

                  (a) The Indenture Trustee shall review the Servicer's Certificate prepared by the Servicer immediately upon receipt thereof pursuant to Section 8.12 of the Trust Agreement for purposes of making the distributions under Section 8.05.

                  (b) For any Payment Date on which there will not be sufficient Available Funds to make the distributions required pursuant to Sections 8.05(a) (i) through (vi), the Indenture Trustee shall deliver to the Collateral Agent, the Insurer, the Fiscal Agent (as such term is defined in the Insurance Agreement) and the Servicer, by hand delivery or facsimile transmission, a written notice (a "Deficiency Notice") specifying the Deficiency Claim Amount for such Distribution Date. Any Deficiency Notice shall be delivered by 10:00 am., Eastern time, on the Determination Date and in any event no later



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         than the fourth Business Day preceding such Payment Date. Such
         Deficiency Notice shall direct the Collateral Agent to remit such Deficiency Claim Amount (to the extent funds are available to be distributed pursuant to the Spread Account Agreement) to the Indenture Trustee for deposit of such amount in the Collection Account. If such deficiency exceeds the Available Spread Amount, the Indenture Trustee shall submit a claim under the Policy to the Insurer pursuant to
         Section 9.03 hereof and shall comply with the requirements under the Policy and the Insurance Agreement for the making of a claim under the Policy.

                  (c) The Indenture Trustee shall, immediately upon receipt, deposit in the Collection Account for application in accordance with the Policy any funds received by the Indenture Trustee in respect of funds drawn under the Policy from the Insurer.

         SECTION 8.04 PURCHASE AMOUNTS. Pursuant to the Trust Agreement, the Servicer and the Transferor have agreed to remit to the Collection Account not later than the Determination Date, the aggregate Purchase Amount for such Collection Period pursuant to Sections 7.02 and 8.10 of the Trust Agreement.

         SECTION 8.05 DISTRIBUTIONS TO PARTIES.

                  (a) On each Payment Date (unless the Notes shall have been declared to be due and payable under Section 5.02 following an Event of Default), the Indenture Trustee, solely in reliance on the Servicer's Certificate, shall apply or cause to be applied the Available Funds in the Collection Account for the prior Collection Period, (plus any amounts withdrawn from the Spread Account or drawn on the Policy pursuant to Section 8.03 and Section 9.03 for application in accordance with the terms hereof and the Policy), to make the following payments in the listed order of priority:

                           (i) the monthly Indenture Trustee Fee (which
                  Indenture Trustee Fee shall not exceed $50,000 in the aggregate) including any overdue monthly Indenture Trustee Fee, to the Indenture Trustee, as well as reasonable expense reimbursements and indemnities owed to the Indenture Trustee (subject to the foregoing limitation);

                           (ii) without duplication, an amount equal to the sum
                  of (y) Outstanding Advances on all Receivables that became Charged-off Receivables during the prior Collection Period, plus (z) Outstanding Advances which the Servicer determines to be unrecoverable pursuant to Section 9.07(b) of the Trust Agreement, to the Servicer;

                           (iii) the monthly Servicing Fee, including any
                  overdue monthly Servicing Fee, to the Servicer, to the extent not previously distributed to the Servicer, the monthly Standby Servicing Fee, (which Standby Servicing Fee shall not exceed $50,000) including any overdue monthly Standby Servicing Fee to the Standby Servicer to the extent not previously distributed to the Standby Servicer, the monthly Owner Trustee Fee (which Owner Trustee Fee shall not exceed $25,000 in the aggregate), including any overdue monthly Owner Trustee Fee, to



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                  the Owner Trustee, as well as expense reimbursements and
                  indemnities owed to the Servicer, Standby Servicer and Owner Trustee (subject to the foregoing limitations), and, to any successor Servicer, Transition Costs (which Transition Costs shall not exceed $200,000 in the aggregate without the prior written consent of the Insurer and the satisfaction of the Rating Agency Condition), and, to the extent Available Funds are insufficient on any Payment Date to make all such payments, such Available Funds shall be distributed pro rata with respect to the foregoing payments;

                           (iv) Class A Monthly Interest (including any overdue
                  amounts) to the Class A Noteholders and Class I Monthly Interest (including any overdue amounts) to the Class I Noteholders;

                           (v) Monthly Principal (including any overdue amounts)
                  to the Class A Noteholders, in accordance with the Principal Payment Sequence;

                           (vi) the Insurance Premium, including any overdue
                  Insurance Premium, the aggregate amount of all unreimbursed draws made on the Policy, and any other amounts payable to the Insurer under the Insurance Agreement, plus accrued interest thereon at the rate provided in the Insurance Agreement, to the Insurer;

                           (vii) the Spread Account, up to the Requisite Amount;

                           (viii) the Servicing Fee, Standby Servicer Fee,
                  Indenture Trustee Fee, and Owner Trustee Fee, as well as expense reimbursements and indemnities owed to the Servicer, Standby Servicer, Indenture Trustee and Owner Trustee and Transition Costs incurred by any successor Servicer (to the extent not paid pursuant to (i) or (iii) above), to the Servicer, Standby Servicer, Indenture Trustee, Owner Trustee and any successor Servicer, respectively;

                           (ix) the amount of Recoveries of Advances, to the
                  Servicer (to the extent not applied pursuant to (ii) above on or prior to such Payment Date); and

                           (x) the balance for deposit in the Spread Account for
                  application in accordance with the Spread Account Agreement.

provided, however, that in no event shall any amounts received pursuant to the Policy be paid to any party other than pursuant to clauses (iv) and (v) above.

                  (b) If on any Payment Date there are not sufficient Available Funds (together with amounts withdrawn from the applicable Spread Account and/or the Policy) to pay the distributions required by Section 8.05(a)(iv) and (v), the Available Funds payable under Section 8.05(a)(iv) and (v) shall be allocated first to Class A and Class I Noteholders pari passu for the payment of Class A and Class I Monthly Interest, and second for Class A Monthly Principal in accordance with the proviso to the definition of Principal Payment Sequence. The amount of Monthly Interest allocated to Class A and Class I Noteholders shall be based upon the amount of interest due each class of Class A



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         Noteholders and the Class I Noteholders and the amount of Monthly
         Principal allocated to Class A Noteholders shall be based upon the relative outstanding Note Balance of each class of Class A Notes then Outstanding.

                           (i) Notwithstanding the foregoing, if on any Payment
                  Date, the Servicer exercises its option to cause a disposition of the remaining corpus of the Trust pursuant to Section 16.02 of the Trust Agreement: (A) the Available Funds and amounts withdrawn from the Spread Account or drawn on the Policy in respect only of Monthly Interest and principal payable on any class of Class A Notes equal to the Outstanding Note Balance on the Final Maturity Date of such class of Class A Notes with respect to the immediately preceding Payment Date as determined in accordance with Sections 8.03 and 8.05 shall be distributed to the Noteholders on such Payment Date; (B) the Policy will not be available to pay any shortfall of Monthly Interest or Monthly Principal after a prepayment of the Note Balances pursuant to this Section 8.05(b)(ii); and (C) any remaining Pledged Assets (including all remaining Available Spread Amounts) shall be paid first to the Noteholders and then the Insurer on such Payment Date until the Note Balances shall have been reduced to zero and all amounts due and owing to the Insurer under the Insurance Agreement have been paid in full. Any amounts in excess thereof shall be remitted to the Spread Account for application in accordance with the terms thereof.

                  (c) On each Payment Date, if the Servicer has reported to the Indenture Trustee in the Servicer's Certificate for any Collection Period that an Obligor or an Obligor's representative or successor successfully shall have asserted a claim or defense under bankruptcy law or similar laws for the protection of creditors generally (including the avoidance of a preferential transfer under bankruptcy law) that results in a liability to such Obligor for monies previously collected and remitted to the Indenture Trustee and not otherwise netted against collections pursuant to this Section 8.05, the Indenture Trustee shall make all payments in respect of such claims or defenses out of the amounts on deposit in the Collection Account with respect to such Collection Period before making the distributions required by paragraph (a) of this Section 8.05.

                  (d) If the Servicer has failed to provide the Indenture Trustee with Servicer's Certificate required pursuant to Section 8.03, the Indenture Trustee may calculate Monthly Interest and Monthly Principal and apply funds, if any, in the Collection Account as of the last day of the Collection Period, to make a distribution of Monthly Interest and Monthly Principal to the Noteholders.

                  (e) In making such payments under this Section 8.05 the Indenture Trustee shall be entitled to solely rely (without investigation, confirmation or recalculation) upon all information and calculations contained in the Servicer's Certificate delivered to the Indenture Trustee pursuant to Section 8.12 of the Trust Agreement.

                  (f) All monthly payments shall be made by wire transfer of immediately available funds to the Noteholder of record on the preceding Record Date. Notwithstanding the foregoing, the final payment on the Notes shall be made only against



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         presentation and surrender of the Notes at the office or agency then maintained by the Indenture Trustee in accordance with Section 3.02.

                  (g) If an Event of Default occurs and the Notes have been accelerated, the Indenture Trustee may exercise any of the remedies specified in Section 5.04(a). Payments following acceleration of any Notes shall be applied by the Indenture Trustee:

                           (i) first, to pay any unpaid monthly Indenture
                  Trustee Fee and expense reimbursements and indemnities owed to the Indenture Trustee, Collateral Agent and Backup Servicer;

                           (ii) second, pro rata, to pay any unpaid monthly
                  Servicing Fee, Standby Servicing Fee and Owner Trustee Fee, as well as expense reimbursements and indemnities owed to the Servicer, Standby Servicer and Owner Trustee;

                           (iii) third, to pay accrued interest on each class of
                  Class A and Class I Notes on a pro rata basis based on the interest accrued (including interest accrued on past due interest) on each class of Class A Notes and on Class I Notes based on the interest accrued on the Class I Notes;

                           (iv) fourth, to pay principal on each class of Class
                  A Notes, on a pro rata basis based on the Class A Note Balance, until the Note Balance of each Class of Class A Notes is reduced to zero;

                           (v) fifth, to pay the Insurance Premium and all other
                  amounts owing the Insurer under the Insurance Agreement; and

                           (vi) sixth, to the Spread Account to be applied in
                  accordance with the Spread Account Agreement;

                  provided, however, that in no event shall any amounts received pursuant to the Policy be paid to any party other than pursuant to clauses (iii) and (iv) above.

         SECTION 8.06 SERVICER ADVANCES. The Servicer is required to make certain Advances pursuant to Section 9.07 of the Trust Agreement. If the Servicer shall determine that an Outstanding Advance with respect to any Receivable shall not be recoverable, the Servicer shall be entitled to reimbursement from any collections made on other Receivables pursuant to Section 8.05(a)(ii) and Outstanding Advances with respect to such Receivable shall be reduced accordingly.

         SECTION 8.07 PAYAHEAD ACCOUNT. The Servicer shall establish the Payahead Account with the Indenture Trustee or another Eligible Bank in the name of the Indenture Trustee on behalf of the Obligors and the Noteholders as their interests may appear pursuant to Section 9.10 of the Trust Agreement. Investment income or interest earned on the Payahead Account during each Collection Period shall be included as Available Funds. On or prior to each Payment Date, the Indenture Trustee (as instructed in the Servicer's Certificate) shall transfer
(a) from the Collection Account to the Payahead Account, in immediately available funds, all



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Payaheads received by the Servicer and previously deposited to the Collection
Account during the Collection Period as described in Section 8.05 of the Trust Agreement; and (b) from the Payahead Account to the Collection Account, in immediately available funds, the aggregate amount of previously deposited Payaheads to be applied to the related Scheduled Receivable Payments on Precomputed Receivables for the related Collection Period or prepayments for the related Collection Period, pursuant to Section 8.05(b) of the Trust Agreement, each in the amounts set forth in the Servicer's Certificate delivered on the related Determination Date. A single, net transfer between the Payahead Account and the Collection Account may be made. Any amount deposited in any Payahead Account other than interest income shall not constitute Available Funds under
Section 8.03. Any amount deposited to the Collection Account from a Payahead Account pursuant to this Section 8.07 shall be included in Available Funds under
Section 8.03. On the last scheduled payment date, for any non-delinquent Precomputed Receivable, any remaining balance on the loan based on the actuarial method shall be transferred (as instructed by the Servicer) from the Payahead Account to Available Funds to be distributed as principal. On the Final Distribution Date, any remaining money in the Payahead Account shall be released from the Lien of this Indenture and transferred to the Servicer.

         SECTION 8.08 [RESERVED] RELEASE OF PLEDGED ASSETS.

                  (a) Subject to the payment of its fees and expenses pursuant to Section 6.07, the Indenture Trustee may, and when required by the provisions of this Indenture shall, execute instruments to release property from the lien of this Indenture, or convey the Indenture Trustee's interest in the same, in a manner and under circumstances that are not inconsistent with the provisions of this Indenture. No party relying upon an instrument executed by the Indenture Trustee as provided in this Article shall be bound to ascertain the Indenture Trustee's authority, inquire into the satisfaction of any conditions precedent or see to the application of any monies.

                  (b) The Indenture Trustee shall, at such time as there are no Notes Outstanding and all sums due the Indenture Trustee pursuant to
         Section 6.07 and to the Insurer pursuant to the Insurance Agreement have been paid, release any remaining portion of the Pledged Assets that secured the Notes from the lien of this Indenture and release to the Issuer or any other Person entitled thereto any funds then on deposit in the Trust Accounts. The Indenture Trustee shall release property from the lien of this Indenture pursuant to this Section 8.09(b) only upon receipt of an Issuer Request accompanied by an Officer's Certificate, an Opinion of Counsel and (if required by the Trust Indenture Act) Independent Certificates in accordance with Trust Indenture Act Sections 314(c) and 314(d)(1) meeting the applicable requirements of Section 12.01.

         SECTION 8.10 OPINION OF COUNSEL. The Indenture Trustee shall receive at least seven days' notice when requested by the Issuer to take any action pursuant to Section 8.09(a), accompanied by copies of any instruments involved, and the Indenture Trustee shall also require, as a condition to such action, an Opinion of Counsel, in form and substance satisfactory to the Indenture Trustee (and not at the expense of the Indenture Trustee), stating the legal effect of any such action, outlining the steps required to complete the same, and concluding that all conditions precedent to the taking of such action have been complied with and such action will not materially and adversely impair the security for the Notes or the rights of the Noteholders in



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contravention of the provisions of this Indenture; provided, however, that such
Opinion of Counsel shall not be required to express an opinion as to the fair value of the Pledged Assets. Counsel rendering any such opinion may rely, without independent investigation, on the accuracy and validity of any certificate or other instrument delivered to the Indenture Trustee in connection with any such action.

         SECTION 8.11 CALCULATION OF NOTIONAL PRINCIPAL AMOUNT.

                  (a) Solely for the purpose of calculating the Class I Monthly Interest, the aggregate Class A Note Balance will be divided into, and equal the sum of, two principal components: (i) the "PAC Component" and
         (ii) the "Companion Component." The PAC Component shall initially equal the Original Notional Principal Amount.

                  (b) On each Payment Date, solely for the purposes of calculating the Notional Principal Amount, the Monthly Principal will be allocated (i) first, to the PAC Component up to the amount necessary to reduce the PAC Component to its Planned Notional Principal Amount for such Payment Date, as specified on the Planned Notional Principal Amount Schedule attached as Schedule B, (ii) second, to the Companion Component until the balance thereof is reduced to zero, and (iii) third, to the PAC Component without regard to the Planned Notional Principal Amount for such Payment Date, until reduced to zero. If the amount of Available Funds (together with amounts withdrawn from the Spread Account) are not sufficient on any Payment Date to pay the required payment of Class A Monthly Principal to the Class A Noteholders in full on any Payment Date at any time after the occurrence and during the continuance of an Insurer Default, any shortfall in the principal payments on the Class A Notes will be allocated to reduce the PAC Component and the Companion Component on a pro rata basis. To the extent there are any recoveries on the Receivables creating such shortfall, such recoveries, to the extent of any portion thereof allocable to Class I Monthly Interest, shall be allocated to pay Class I Monthly Interest.

                                   ARTICLE IX

                               CREDIT ENHANCEMENT

         SECTION 9.01 SUBORDINATION. The rights of the Certificateholder shall be subordinated to the rights of Class A Noteholders and the Class I Noteholders.

         SECTION 9.02 SPREAD ACCOUNT.

                  (a) The Transferor, simultaneously with the execution and delivery of this Indenture and pursuant to Section 9.06 of the Trust Agreement, caused the Spread Account Depositor to execute and deliver the Series 2003-LJ-1 to the Spread Account Agreement and, pursuant to the terms thereof, to deposit the Spread Account Initial Deposit in the Spread Account on the Closing Date. Although the Spread Account Depositor as Certificateholder, has pledged the Spread Account to the Collateral Agent and the Insurer pursuant to the Spread Account Agreement, the Spread Account shall not



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         under any circumstances be deemed to be a part of or otherwise includible in the Issuer or the Pledge Assets.

                  (b) If on any Payment Date, as set forth in the Servicer's Certificate, the amount of Available Funds is insufficient to make the distributions required by Sections 8.05(a)(i) through (vi), the Indenture Trustee shall notify the Collateral Agent, in accordance with
         Section 9.05(b) of the Trust Agreement to withdraw from the Spread Account, for deposit in the Collection Account the lesser of (i) the entire Available Spread Amount and (ii) the Deficiency Claim Amount.

                  (c) On each Payment Date, all distributions made pursuant to
         Section 8.05(a)(vii) and (x) shall be deposited into the Spread
         Account.

                  (d) Provided that investments are made in compliance with the terms of this Indenture and the other Basic Documents, the Indenture Trustee shall not be liable for investments losses, including without limitation, losses incurred as a result of the liquidation at any investment prior to its stated maturity.

         SECTION 9.03 POLICY.

                  (a) In the event that the Indenture Trustee has delivered a Deficiency Notice with respect to any Determination Date, the Indenture Trustee shall determine on the Determination Date for the related Draw Date whether the sum of (i) the Available Funds with respect to such Determination Date (as stated in the Servicer's Certificate with respect to such Determination Date) plus (ii) the amount of the Deficiency Claim Amount, if any, available to be distributed pursuant to the Spread Account Agreement by the Collateral Agent to the Indenture Trustee pursuant to a Deficiency Notice delivered with respect to such Payment Date (as stated in the certificate delivered on the immediately preceding Deficiency Claim Date by the Collateral Agent pursuant to Section 3.03(a) of the Spread Account Agreement) plus (iii) the Insurer Optional Deposit, if any, with respect to such Determination Date, would be insufficient, after giving effect to the payments required by Section 8.05(a)(i), (ii) and (iii) to pay the Scheduled Payments (as defined in the Policy) for the related Payment Date, then in such event the Indenture Trustee shall furnish to the Insurer no later than 12:00 noon New York City time on the Determination Date and in no event later than the Draw Date a completed Notice of Claim in the amount of the shortfall in amounts so available to pay the Scheduled Payments with respect to such Payment Date (the amount of such shortfall being hereinafter referred to as the "Policy Claim Amount"). Amounts paid by the Insurer under the Policy shall be deposited by the Indenture Trustee into the Collection Account for payment to Noteholders on the related Payment Date (or promptly following payment by the Insurer on a later date as set forth in the Policy) solely in accordance with the terms of the Policy.

                  (b) Any notice delivered by the Indenture Trustee to the Insurer pursuant to Section 9.03(b) shall specify the Policy Claim Amount claimed under the Policy and shall constitute a "Notice of Claim" under the Policy. In accordance with the provisions of the Policy, the Insurer is required to pay to the Indenture Trustee the Policy Claim Amount



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         properly claimed thereunder by 12:00 noon, New York City time, on the later of (i) the third Business Day (as defined in the Policy) following receipt on a Business Day (as defined in the Policy) of the Notice of Claim, and (ii) the applicable Payment Date. Any payment made by the Insurer under the Policy shall be applied solely to the payment of Scheduled Payments on the Notes, and for no other purpose.

                  (c) The Indenture Trustee shall (i) receive as attorney-in-fact of each Noteholder any Policy Claim Amount from the Insurer and (ii) deposit the same in the Collection Account for distribution to the Noteholders solely in accordance with the terms of the Policy. Any and all Policy Claim Amounts disbursed by the Indenture Trustee from claims made under the Policy shall not be considered payment by the Trust or from the Spread Account with respect to such Notes, and shall not discharge the obligations of the Trust with respect thereto. The Insurer shall, to the extent it makes any payment with respect to the Notes, become subrogated to the rights of the recipients of such payments to the extent of such payments. Subject to and conditioned upon any payment with respect to the Notes by or on behalf of the Insurer, each Noteholder shall be deemed without further action, to have directed the Indenture Trustee to assign to the Insurer all rights to the payment of interest or principal with respect to the Notes which are then due for payment to the extent of all payments made by the Insurer, and the Insurer may exercise any option, vote, right, power or the like with respect to the Notes to the extent that it has made payment pursuant to the Policy. Notwithstanding the foregoing, the order of priority of payments to be made pursuant to Section 8.05(a) shall not be modified by this Section 9.03. To evidence such subrogation, the Note Registrar shall note the Insurer's rights as subrogee upon the register of Noteholders upon receipt from the Insurer of proof of payment by the Insurer of any Scheduled Payments (as defined in the Policy). The foregoing subrogation shall in all cases be subject to the rights of the Noteholders to receive all Scheduled Payments (as defined in the Policy) in respect of the Notes.

                  (d) The Indenture Trustee shall keep a complete and accurate record of all funds received by it from the Insurer, amounts deposited by the Indenture Trustee into the Collection Account and the allocation of such funds to payment of interest on and principal paid in respect of any Note. The Insurer shall have the right to inspect such records at reasonable times upon one Business Day's prior notice to the Indenture Trustee.

                  (e) The Indenture Trustee shall be entitled, but not obligated, to enforce on behalf of the Noteholders the obligations of the Insurer under the Policy. Notwithstanding any other provision of this Agreement or any Basic Document, the Noteholders are not entitled to institute proceedings directly against the Insurer.

                  (f) In the event that the Indenture Trustee has received a certified copy of an order of the appropriate court that any Scheduled Payment (as defined in the Policy) paid on a Note has been avoided in whole or in part as a preference payment under applicable bankruptcy law, the Indenture Trustee shall so notify the Insurer, shall comply with the provisions of the Policy to obtain payment by the Insurer of such avoided payment, and shall, at the time it provides notice to the Insurer, notify Holders of the Notes by mail



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         that, in the event that any Noteholder's payment is so recoverable, such Noteholder will be entitled to payment pursuant to the terms of the Policy. The Indenture Trustee shall furnish to the Insurer its records evidencing the payments of principal and interest on Notes, if any, which have been made by the Indenture Trustee and subsequently recovered from Noteholders, and the dates on which such payments were made. Pursuant to the terms of the Policy, the Insurer will make such payment on behalf of the Noteholder to the receiver, conservator, debtor-in-possession or trustee in bankruptcy named in the Order (as defined in the Policy) and not to the Indenture Trustee or any Noteholder directly (unless a Noteholder has previously paid such payment to the receiver, conservator, debtor-in-possession or trustee in bankruptcy, in which case the Insurer will make such payment to the Indenture Trustee for distribution in accordance with the instructions to be provided by the Insurer, to such Noteholder upon proof of such payment reasonably satisfactory to the Insurer).

                  (g) Each Notice of Claim shall provide that the Indenture Trustee, on its behalf and on behalf of the Noteholders, thereby appoints the Insurer as agent and attorney-in-fact for the Indenture Trustee and each Noteholder in any legal proceeding with respect to the Notes. The Indenture Trustee shall promptly notify the Insurer of any proceeding or the institution of any action (of which a Responsible Officer of the Indenture Trustee has actual knowledge) seeking the avoidance as a preferential transfer under applicable bankruptcy, insolvency, receivership, rehabilitation or similar law (a "Preference Claim") of any distribution made with respect to the Notes. Each Holder, by its purchase of Notes, and the Indenture Trustee hereby agree that so long as the Insurer is the Controlling Party the Insurer may at any time during the continuation of any proceeding relating to a Preference Claim direct all matters relating to such Preference Claim, including, without limitation, (i) the direction of any appeal of any order relating to any Preference Claim and (ii) the posting of any surety, supersedeas or performance bond pending any such appeal at the expense of the Insurer, but subject to reimbursement as provided in the Insurance Agreement. In addition, and without limitation of the foregoing, as set forth in Section 9.03(c), the Insurer shall be subrogated to, and each Noteholder and the Indenture Trustee hereby delegate and assign, to the fullest extent permitted by law, the rights of the Indenture Trustee and each Noteholder in the conduct of any proceeding with respect to a Preference Claim, including, without limitation, all rights of any party to an adversary proceeding action with respect to any court order issued in connection with any such Preference Claim. Any right of the Insurer to receive payments in respect of the subrogation resulting from payments made pursuant to the Policy shall be subject in every case to (i) the priority of payment set forth in the Indenture and (ii) the prior payment in full to Noteholders of all payments by the Policy that are then due.

         SECTION 9.04 SURRENDER OF THE POLICY. The Indenture Trustee shall surrender the Policy to the Insurer for cancellation upon its expiration in accordance with the terms thereof and payment of all amounts due thereunder.



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                                    ARTICLE X

                             SUPPLEMENTAL INDENTURES

         SECTION 10.01 SUPPLEMENTAL INDENTURES WITHOUT CONSENT OF NOTEHOLDERS.

                  (a) Without the consent of the Holders of any Notes but with the consent of the Insurer (so long as it is the Controlling Party) and with prior notice to each Rating Agency, the Issuer and the Indenture Trustee, when authorized by an Issuer Order, and the other parties hereto at any time and from time to time, may enter into one or more indentures supplemental hereto (which shall conform to the provisions of the Trust Indenture Act as in force at the date of the execution thereof), in form satisfactory to the Indenture Trustee, for any of the following purposes:

                           (i) to correct or amplify the description of any
                  property at any time subject to the lien of this Indenture, or better to assure, convey and confirm unto the Indenture Trustee any property subject or required to be subjected to the lien created by this Indenture, or to subject to the lien created by this Indenture additional property;

                           (ii) to evidence the succession, in compliance with
                  the applicable provisions hereof, of another Person to the Issuer, and the assumption by any such successor of the covenants of the Issuer herein and in the Notes contained;

                           (iii) to add to the covenants of the Issuer, for the
                  benefit of the Noteholders, or to surrender any right or power herein conferred upon the Issuer;

                           (iv) to convey, transfer, assign, mortgage or pledge
                  any property to or with the Indenture Trustee;

                           (v) to cure any ambiguity, to correct or supplement
                  any provision herein or in any supplemental indenture which may be inconsistent with any other provision herein or in any supplemental indenture or the Basic Documents or to make any other provisions with respect to matters or questions arising under this Indenture or in any supplemental indenture; provided that such action shall not adversely affect the interests of the Noteholders;

                           (vi) to evidence and provide for the acceptance of
                  the appointment hereunder by successor trustee with respect to the Notes and to add to or change any of the provisions of this Indenture as shall be necessary to facilitate the administration of the trusts hereunder by more than one trustee, pursuant to the requirements of Article VI; or

                           (vii) to modify, eliminate or add to the provisions
                  of this Indenture to such extent as shall be necessary to effect the qualification of this Indenture under the Trust Indenture Act or under any similar federal statute hereafter enacted and to add to this Indenture such other provisions as may be expressly required by the Trust Indenture Act.



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         The Indenture Trustee is hereby authorized to join in the execution of any such supplemental indenture and to make any further appropriate agreements and stipulations that may be therein contained.

                  (b) The Issuer and the Indenture Trustee, when authorized by an Issuer Order, may, also without the consent of any of the Noteholders but with the consent of the Insurer so long as it is the Controlling Party and with prior notice to each Rating Agency, enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to, or changing in any manner or eliminating any of the provisions of, this Indenture or of modifying in any manner the rights of the Noteholders under this Indenture; provided, however, that such action shall not, as evidenced by an Opinion of Counsel, adversely affect in any material respect the interests of any Noteholder.

         SECTION 10.02 SUPPLEMENTAL INDENTURES WITH CONSENT OF NOTEHOLDERS.

                  (a) The Issuer and the Indenture Trustee, when authorized by an Issuer Order, also may, with prior notice to each Rating Agency, with the consent of the Insurer (so long as it is the Controlling Party) and with the consent of the Holders of not less than a majority of the Note Balances, by Act of such Holders delivered to the Issuer and the Indenture Trustee, enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to, or changing in any manner or eliminating any of the provisions of, this Indenture or of modifying in any manner the rights of the Noteholders under this Indenture; provided, however, that, subject to the express rights of the Insurer under the Basic Documents, no such supplemental indenture shall, without the consent of the Holder of each Outstanding Note affected thereby:

                           (i) change the date of payment of any installment of
                  principal of or interest on any Note, or reduce the principal amount thereof, the interest rate thereon or the Redemption Price with respect thereto, or change any place of payment where, or the coin or currency in which, any Note or the interest thereon is payable;

                           (ii) impair the right to institute suit for the
                  enforcement of the provisions of this Indenture requiring the application of funds available therefor, as provided in
                  Article V, to the payment of any such amount due on the Notes on or after the respective due dates thereof (or, in the case of redemption, on or after the Redemption Date);

                           (iii) reduce the percentage of the Note Balances, the
                  consent of the Holders of which is required for any such supplemental indenture, or the consent of the Holders of which is required for any waiver of compliance with certain provisions of this Indenture or certain defaults hereunder and their consequences provided for in this Indenture;

                           (iv) modify or alter the provisions of the second
                  proviso to the definition of the term "Outstanding";



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                           (v) reduce the percentage of the Note Balances, the
                  consent of the Holders of which is required to direct the Indenture Trustee to sell or liquidate the Pledged Assets pursuant to Section 5.04;

                           (vi) decrease the percentage of the Note Balances
                  required to amend this Indenture or the other Basic Documents;

                           (vii) permit the creation of any lien ranking prior
                  to or on a parity with the lien created by this Indenture with respect to any part of the Pledged Assets or, except as otherwise permitted or contemplated herein, terminate the lien created by this Indenture on any property at any time subject hereto or deprive the Holder of any Note of the security provided by the lien created by this Indenture.

                  (b) The Indenture Trustee may in its discretion determine whether or not any Notes would be affected by any supplemental indenture and any such determination shall be conclusive upon the Holders of all Notes, whether theretofore or thereafter authenticated and delivered hereunder. The Indenture Trustee shall not be liable for any such determination made in good faith.

                  (c) It shall not be necessary for any act of Noteholders under this Section 10.02 to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such act shall approve the substance thereof.

                  (d) Promptly after the execution by the parties hereto of any supplemental indenture pursuant to this Section 10.02, the Indenture Trustee shall mail to the Noteholders to which such amendment or supplemental indenture relates a notice setting forth in general terms the substance of such supplemental indenture. Any failure of the Indenture Trustee to mail such notice, or any defect therein, shall not, however, in any way impair or affect the validity of any such supplemental indenture.

         SECTION 10.03 EXECUTION OF SUPPLEMENTAL INDENTURES. In executing, or permitting the additional trusts created by, any supplemental indenture permitted by this Article or the modifications thereby of the trusts created by this Indenture, the Insurer and the Indenture Trustee shall be entitled to receive, and subject to Sections 6.01 and 6.02 shall be fully protected in relying upon, an Opinion of Counsel and an Officers' Certificate stating that the execution of such supplemental indenture is authorized or permitted by this Indenture. The Indenture Trustee may, but shall not be obligated to, enter into any such supplemental indenture that affects the Indenture Trustee's own rights, duties, liabilities or immunities under this Indenture or otherwise.

         SECTION 10.04 EFFECT OF SUPPLEMENTAL INDENTURE. Upon the execution of any supplemental indenture pursuant to the provisions hereof, this Indenture shall be and be deemed to be modified and amended in accordance therewith with respect to the Notes affected thereby, and the respective rights, limitations of rights, obligations, duties, liabilities and immunities under this Indenture of the parties hereto and the Noteholders shall thereafter be determined, exercised and enforced hereunder subject in all respects to such modifications and amendments,



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and all the terms and conditions of any such supplemental indenture shall be and be deemed to be part of the terms and conditions of this Indenture for any and all purposes.

         SECTION 10.05 CONFORMITY WITH TRUST INDENTURE ACT. Every amendment of this Indenture and every supplemental indenture executed pursuant to this Article shall conform to the requirements of the Trust Indenture Act as then in effect so long as this Indenture shall then be qualified under the Trust Indenture Act.

         SECTION 10.06 REFERENCE IN NOTES TO SUPPLEMENTAL INDENTURES. Notes authenticated and delivered after the execution of any supplemental indenture pursuant to this Article may, and if required by the Indenture Trustee shall, bear a notation in form approved by the Indenture Trustee as to any matter provided for in such supplemental indenture. If the Issuer or the Indenture Trustee shall so determine, new notes so modified as to conform, in the opinion of the Indenture Trustee and the Issuer, to any such supplemental indenture may be prepared and executed by the Issuer and authenticated and delivered by the Indenture Trustee in exchange for Outstanding Notes.

                                   ARTICLE XI

                               REDEMPTION OF NOTES

         SECTION 11.01 REDEMPTION. In the event that the Servicer exercises its right to require disposition of the corpus of the Trust pursuant to Section
16.02 of the Trust Agreement, the Notes are subject to redemption in whole, but not in part, on the Payment Date on which such repurchase occurs, for a purchase price equal to the Redemption Price; provided, however, that the Issuer has available funds sufficient to pay the Redemption Price. The Servicer or the Issuer shall furnish the Insurer and each Rating Agency notice of such redemption. If the Notes are to be redeemed pursuant to this Section 11.01, the Servicer or the Issuer shall furnish notice of such election to the Insurer and Indenture Trustee not later than ten (10) days prior to the Redemption Date and the Issuer shall deposit with the Indenture Trustee in the Collection Account the Redemption Price of the Notes to be redeemed whereupon all such Notes shall be due and payable on the Redemption Date upon the furnishing of a notice complying with Section 11.02 to each Holder of the Notes.

         SECTION 11.02 FORM OF REDEMPTION NOTICE. Notice of redemption under
Section 11.01 shall be given by the Indenture Trustee by first-class mail, postage prepaid, mailed not less than five days prior to the applicable Redemption Date to each Holder of Notes, as of the close of business on the Record Date preceding the applicable Redemption Date, at such Holder's address appearing in the Note Register. In addition, the Administrator shall notify the Insurer and Rating Agencies upon the redemption of any Class of Notes, pursuant to Section 2.06(b).

                  All notices of redemption shall state:

                           (i) the Redemption Date;

                           (ii) the Redemption Price;

                           (iii) CUSIP numbers; and



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                           (iv) the place where such Notes are to be surrendered
                  for payment of the Redemption Price (which shall be the office or agency of the Issuer to be maintained as provided in
                  Section 3.02).

         Notice of redemption of the Notes shall be given by the Indenture Trustee in the name and at the expense of the Issuer. Failure to give notice of redemption, or any defect therein, to any Holder of any Note shall not impair or affect the validity of the redemption of any other Note.

         SECTION 11.03 NOTES PAYABLE ON REDEMPTION DATE. The Notes or portions thereof to be redeemed shall, following notice of redemption (if any) as required by Section 11.02, on the Redemption Date become due and payable at the Redemption Price and (unless the Issuer shall default in the payment of the Redemption Price) no interest shall accrue on the Redemption Price for any period after the date to which accrued interest is calculated for purposes of calculating the Redemption Price.

                                   ARTICLE XII

                                  MISCELLANEOUS

         SECTION 12.01 COMPLIANCE CERTIFICATES AND OPINIONS, ETC.

                  (a) Upon any application or request by the Issuer or the Insurer (so long as it is the Controlling Party) to the Indenture Trustee to take any action under any provision of this Indenture, the Issuer or the Insurer, as applicable, shall furnish to the Indenture Trustee (i) an Officer's Certificate stating that all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with, (ii) an Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent, if any, have been complied with and (iii) (if required by the Trust Indenture Act) an Independent Certificate from a firm of certified public accountants meeting the applicable requirements of this Section and Trust Indenture Act Sections 314(c) and 314(d) (1). Notwithstanding the foregoing, in the case of any such application or request as to which the furnishing of such documents is specifically required by any provision of this Indenture, no additional certificate or opinion need be furnished.

         Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture shall include:

                           (i) a statement that each signatory of such
                  certificate or opinion has read or has caused to be read such covenant or condition and the definitions herein relating thereto;

                           (ii) a brief statement as to the nature and scope of
                  the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

                           (iii) a statement that, in the opinion of each such
                  signatory, such signatory has made such examination or investigation as is necessary to enable


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                  such signatory to express an informed opinion as to whether or not such covenant or condition has been complied with; and

                           (iv) a statement as to whether, in the opinion of
                  each such signatory, such condition or covenant has been complied with.

                  (b) (i) Prior to the deposit of any Pledged Assets or other property or securities with the Indenture Trustee that is to be made the basis for the release of any property subject to the lien created by this Indenture, the Issuer shall, in addition to any obligation imposed in Section 12.01(a) or elsewhere in this Indenture, furnish to the Indenture Trustee and the Insurer an Officer's Certificate certifying or stating the opinion of the signer thereof as to the fair value (within 90 days of such deposit) to the Issuer of the Pledged Assets or other property or securities to be so deposited.

                           (ii) Whenever the Issuer is required to furnish to
                  the Indenture Trustee and the Insurer an Officer's Certificate certifying or stating the opinion of any signer thereof as to the matters described in clause (i) above, the Issuer shall also deliver to the Indenture Trustee and the Insurer an Independent Certificate as to the named matters, if the fair value to the Issuer of the property to be so deposited and of all other such property made the basis of any such withdrawal or release since the commencement of the then-current fiscal year of the Issuer, as set forth in the Officer's Certificates delivered pursuant to clause (i) above and this clause (ii), is 10% or more of the Note Balances, but such Officer's Certificate need not be furnished with respect to any property so deposited, if the fair value thereof to the Issuer as set forth in the related Officer's Certificate is less than $25,000 or less than one percent of the Note Balances.

                           (iii) Whenever any property or securities are to be
                  released from the lien created by this Indenture, the Issuer shall also furnish to the Indenture Trustee and the Insurer an Officer's Certificate certifying or stating the opinion of each person signing such certificate as to the fair value (within 90 days of such release) of the property or securities proposed to be released and stating that in the opinion of such person the proposed release will not impair the security created by this Indenture in contravention of the provisions hereof.

                           (iv) Whenever the Issuer is required to furnish to
                  the Indenture Trustee and the Insurer an Officer's Certificate certifying or stating the opinion of any signer thereof as to the matters described in clause (iii) above, the Issuer shall also furnish to the Indenture Trustee and the Insurer an Independent Certificate as to the same matters if the fair value of the property or securities and of all other property or securities released from the lien created by this Indenture since the commencement of the then current fiscal year, as set forth in the Officer's Certificate required by clause (iii) above and this clause (iv), equals 10% or more of the Note Balances, but such Officer's Certificate need not be furnished in the case of any release of property or securities if the fair value thereof as set forth in the related Officer's Certificate is less than $25,000 or less than one percent of the then Note Balances.



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         SECTION 12.02 FORM OF DOCUMENTS DELIVERED TO INDENTURE TRUSTEE.

                           (a) In any case where several matters are required to
                  be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

                           (b) Any certificate or opinion of an Authorized
                  Officer of the Issuer may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which his certificate or opinion is based are erroneous. Any such certificate of an Authorized Officer or Opinion of Counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Servicer, the Transferor or the Issuer, stating that the information with respect to such factual matters is in the possession of the Servicer, the Transferor or the Issuer, unless such officer or counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous.

                           (c) Where any Person is required to make, give or
                  execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

                           (d) Whenever in this Indenture, in connection with
                  any application or certificate or report to the Indenture Trustee, it is provided that the Issuer shall deliver any document as a condition of the granting of such application, or as evidence of the Issuer's compliance with any term hereof, it is intended that the truth and accuracy, at the time of the granting of such application or at the effective date of such certificate or report (as the case may be), of the facts and opinions stated in such document shall in such case be conditions precedent to the right of the Issuer to have such application granted or to the sufficiency of such certificate or report. The foregoing shall not, however, be construed to affect the Indenture Trustee's right to rely upon the truth and accuracy of any statement or opinion contained in any such document as provided in Article Six.

         SECTION 12.03 ACTS OF NOTEHOLDERS.

                  (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Noteholders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Noteholders in person or by agents duly appointed in writing; and except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Indenture Trustee, and, where it is hereby



                                       75
Indenture
         expressly required, to the Issuer. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Noteholders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and (subject to Section 6.01) conclusive in favor of the Indenture Trustee and the Issuer, if made in the manner provided in this Section 12.03.

                  (b) The fact and date of the execution by any Person of any such instrument or writing may be proved in any manner that the Indenture Trustee deems sufficient.

                  (c) The ownership of Notes shall be proved by the Note Register and the record date applicable to any solicitation for an Act of the Noteholders shall comply with Section 316(c) of the Trust Indenture Act.

                  (d) Any request, demand, authorization, direction, notice, consent, waiver or other action by the Holder of any Notes shall bind the Holder of every Note issued upon the registration thereof or in exchange therefor or in lieu thereof, in respect of anything done, omitted or suffered to be done by the Indenture Trustee or the Issuer in reliance thereon, whether or not notation of such action is made upon such Note.

         SECTION 12.04 NOTICES, ETC., TO INDENTURE TRUSTEE, ISSUER, INSURER AND RATING AGENCIES.

                  (a) Any request, demand, authorization, direction, notice, consent, waiver or Act of Noteholders or other documents provided or permitted by this Indenture shall be in writing and if such request, demand, authorization, direction, notice, consent, waiver or Act of Noteholders is to be made upon, given or furnished to or filed with:

                           (i) the Indenture Trustee by any Noteholder, the
                  Insurer or by the Issuer shall be sufficient for every purpose hereunder if in writing, personally delivered, sent by facsimile transmission and confirmed or mailed by overnight service, to or with the Indenture Trustee at its Corporate Trust Office;

                           (ii) the Issuer by the Indenture Trustee, the Insurer
                  or by any Noteholder shall be sufficient for every purpose hereunder if in writing, personally delivered, sent by facsimile transmission and confirmed or mailed by overnight service, to the Issuer addressed to: Bay View 2003-LJ-1 Owner Trust in care of Wilmington Trust Company, as Owner Trustee, Plaza Building, 1st Floor, 301 West 11th Street, Wilmington, Delaware 19890-0001, Attention: Corporate Trust Administration or at any other address furnished in writing to the Indenture Trustee by the Issuer; or

                           (iii) the Insurer by the Issuer or the Indenture
                  Trustee shall be sufficient for any purpose hereunder if in writing, personally delivered, sent by facsimile transmission and confirmed or mailed by overnight service, to the Insurer addressed to:




                                       76
Indenture

                           Financial Security Assurance Inc.
                           350 Park Avenue
                           New York, New York 10022
                           Attention: Transaction Oversight
                           Re: Auto Receivables Trust 2003-LJ-1
                           Telex No:      (212) 688-3101
                           Confirmation:  (212) 826-0100
                           Telecopy Nos.: (212) 339-3518 or
                                          (212) 339-3529

(In each case in which notice or other communication to the Insurer refers to an Event of Default, a claim on the Policy or with respect to which failure on the part of the Insurer to respond shall be deemed to constitute consent or acceptance, then a copy of such notice or other communication should also be sent to the attention of the General Counsel and the Head-Financial Guaranty Group marked "URGENT MATERIAL ENCLOSED.")

                  (b) Notices required to be given to the Rating Agencies by the Issuer, the Indenture Trustee or the Owner Trustee shall be in writing, personally delivered, sent by facsimile transmission and confirmed or mailed by overnight service, to (i) in the case of Moody's at the following address:

                           Moody's Investors Service, Inc.
                           ABS Monitoring Department
                           99 Church Street
                           New York, New York 10007

and (ii) in the case of Standard & Poor's, at the following address:

                           Standard & Poor's Ratings Services,
                           a division of the McGraw-Hill Companies, Inc. 55 Water Street (40th Floor)
                           New York, New York 10041-0003
                           Attention: Structured Finance/Asset Backed
                                      Surveillance Department

or as to each of the foregoing, at such other address as shall be designated by written notice to the other parties.

         SECTION 12.05 NOTICES TO NOTEHOLDERS; WAIVER.

                  (a) Where this Indenture provides for notice to Noteholders of any event, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed, first-class, postage prepaid to each Noteholder affected by such event, at his address as it appears on the Note Register, not later than the latest date, and not earlier than the earliest date, prescribed for the giving of such notice. In any case where notice to Noteholders is given by mail, neither the failure to mail such notice nor



                                       77
Indenture
         any defect in any notice so mailed to any particular Noteholder shall affect the sufficiency of such notice with respect to other Noteholders, and any notice that is mailed in the manner herein provided shall conclusively be presumed to have been duly given.

                  (b) Where this Indenture provides for notice in any manner, such notice may be waived in writing by any Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Noteholders shall be filed with the Indenture Trustee but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such a waiver.

                  (c) In case, by reason of the suspension of regular mail service as a result of a strike, work stoppage or similar activity, it shall be impractical to mail notice of any event to Noteholders when such notice is required to be given pursuant to any provision of this Indenture, then any manner of giving such notice as shall be satisfactory to the Indenture Trustee shall be deemed to be a sufficient giving of such notice.

                  (d) Where this Indenture provides for notice to the Rating Agencies, failure to give such notice shall not affect any other rights or obligations created hereunder, and shall not under any circumstance constitute a Default or Event of Default.

         SECTION 12.06 ALTERNATE PAYMENT AND NOTICE PROVISIONS. Notwithstanding any provision of this Indenture or any of the Notes to the contrary, the Issuer may enter into any agreement with any Holder of a Note providing for a method of payment, or notice by the Indenture Trustee or any Paying Agent to such Holder, that is different from the methods provided for in this Indenture for such payments or notices. The Issuer will furnish to the Indenture Trustee a copy of each such agreement and the Indenture Trustee will cause payments to be made and notices to be given in accordance with such agreements.

         SECTION 12.07 CONFLICT WITH TRUST INDENTURE ACT.

                  (a) If any provision hereof limits, qualifies or conflicts with another provision hereof that is required to be included in this indenture by any of the provisions of the Trust Indenture Act, such required provision shall control.

                  (b) The provisions of Trust Indenture Act Sections 310 through 317 that impose duties on any Person (including the provisions automatically deemed included herein unless expressly excluded by this Indenture) are a part of and govern this Indenture, whether or not physically contained herein.

         SECTION 12.08 EFFECT OF HEADINGS AND TABLE OF CONTENTS. The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

         SECTION 12.09 SUCCESSORS AND ASSIGNS. All covenants and agreements in this Indenture and the Notes by the Issuer shall bind its successors and assigns, whether so expressed or not. All agreements of the Indenture Trustee in this Indenture shall bind its successors, co-trustees and agents.



                                       78
Indenture

         SECTION 12.10 SEPARABILITY. In case any provision in this Indenture or in the Notes shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

         SECTION 12.11 BENEFITS OF INDENTURE. The Insurer and its successors and assigns shall be a third-party beneficiary to the provisions of this Indenture, and shall be entitled to rely upon and directly to enforce such provisions of this Indenture so long as the Insurer is the Controlling Party. Nothing in this Indenture or in the Notes, express or implied, shall give to any Person, other than the parties hereto and their successors hereunder, and the Noteholders, and any other party secured hereunder, and any other Person with an ownership interest in any part of the Pledged Assets, any benefit or any legal or equitable right, remedy or claim under this Indenture. The Insurer may disclaim any of its rights and powers under this Indenture, but not its duties and obligations under the Policy, upon delivery of a written notice to the Indenture Trustee.

         SECTION 12.12 LEGAL HOLIDAYS. In any case where the date on which any payment is due shall not be a Business Day, then (notwithstanding any other provision of the Notes or this Indenture) payment need not be made on such date, but may be made on the next succeeding Business Day with the same force and effect as if made on the date on which nominally due, and no interest shall accrue for the period from and after any such nominal date.

         SECTION 12.13 GOVERNING LAW. This Indenture shall be construed in accordance with the laws of the State of New York, without regard to the conflict of laws principles thereof, (except with regard to the UCC) and the obligations, rights, and remedies of the parties under this Indenture shall be determined in accordance with such laws.

         SECTION 12.14 COUNTERPARTS. This Indenture may be executed in several counterparts, each of which shall be an original and all of which shall constitute but one and the same instrument.

         SECTION 12.15 RECORDING OF INDENTURE. If this Indenture is subject to recording in any appropriate public recording offices, such recording is to be effected by the Issuer and at its expense accompanied by an Opinion of Counsel (which may be counsel to the Indenture Trustee or any other counsel reasonably acceptable to the Indenture Trustee and the Insurer) to the effect that such recording is necessary either for the protection of the Noteholders or any other Person secured hereunder or for the enforcement of any right or remedy granted to the Indenture Trustee under this Indenture.

         SECTION 12.16 TRUST OBLIGATION. No recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer, the Owner Trustee or the Indenture Trustee on the Notes or under this Indenture or any certificate or other writing delivered in connection herewith or therewith, against (i) the Indenture Trustee or the Owner Trustee in its individual capacity, (ii) any owner of a beneficial interest in the Issuer or (iii) any partner, owner, beneficiary, agent, officer, director, employee or agent of the Indenture Trustee or the Owner Trustee in its individual capacity, any holder of a beneficial interest in the Issuer or of any successor or assign of the Indenture Trustee or the Owner Trustee in its individual capacity, except as any such Person may have expressly agreed (it being understood that the Indenture



                                       79
Indenture

Trustee and the Owner Trustee have no such obligations in their individual capacity) and except that any such partner, owner or beneficiary shall be fully liable, to the extent provided by applicable law, for any unpaid consideration for stock, unpaid capital contribution or failure to pay any installment or call owing to such entity. For all purposes of this Indenture, in the performance of any duties or obligations of the Issuer hereunder, the Owner Trustee shall be subject to, and entitled to the benefits of, the terms and provisions of Articles Six, Seven and Eight of the Trust Agreement.

         SECTION 12.17 NO PETITION. The parties hereto, by entering into this Indenture, and each Noteholder, by accepting a Note or a beneficial interest in a Note, hereby covenant and agree that they will not at any time institute against the Transferor or the Issuer, or join in any institution against the Transferor or the Issuer of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any United States Federal or state bankruptcy or similar law in connection with any obligations relating to the Notes, this Indenture or any of the other Basic Documents.

         SECTION 12.18 INSPECTION. The Issuer agrees that, on reasonable prior notice, it will permit any representative of the Indenture Trustee or of the Insurer (so long as it is the Controlling Party), during the Issuer's normal business hours, to examine all the books of account, records, reports and other papers of the Issuer, to make copies and extracts therefrom, to cause such books to be audited by independent certified public accountants, and to discuss the Issuer's affairs, finances and accounts with the Issuer's officers, employees and independent certified public accountants, all at such reasonable times and as often as may be reasonably requested. The Indenture Trustee and the Insurer shall and shall cause their respective representatives to hold in confidence all such information except to the extent disclosure may be required by law (and all reasonable applications for confidential treatment are unavailing) and except to the extent that the Indenture Trustee or the Insurer may reasonably determine that such disclosure is consistent with its obligations hereunder.

         SECTION 12.19 LIMITATION OF LIABILITY OF OWNER TRUSTEE. Notwithstanding anything contained herein to the contrary, this instrument has been countersigned by the Owner Trustee not in its individual capacity but solely in its capacity as Owner Trustee of the Issuer and in no event shall the Owner Trustee in its individual capacity or any beneficial owner of the Issuer have any liability for the representations, warranties, covenants, agreements or other obligations of the Issuer hereunder, as to all of which recourse shall be had solely to the assets of the Issuer. For all purposes of this Indenture, in the performance of any duties or obligations of the Issuer hereunder, the Owner Trustee shall be subject to, and entitled to the benefits of, the terms and provisions of Articles VIII, XIII and XV of the Trust Agreement.

         SECTION 12.20 CERTAIN MATTERS REGARDING THE INSURER. So long as the Insurer is the Controlling Party, the Insurer shall have the right to exercise all rights (other than to receive payments), including voting rights, which the Noteholders or Certificateholders are entitled to exercise pursuant to this Indenture, without any consent of such Noteholders or Certificateholders; provided, however, that without the consent of each Noteholder and Certificateholder affected thereby, the Insurer shall not exercise such rights to amend this Indenture in any manner that would (i) reduce the amount of, or delay the timing of, collections of payments on the Receivables or distributions which are required to be made on any Note or



                                       80
Indenture

Certificate, (ii) adversely affect in any material respect the interests of the Holders of any Notes or Certificates, or (iii) alter the rights of any such Holder to consent to such amendment.

         SECTION 12.21 NO LEGAL TITLE IN HOLDERS. No Holder of a Note shall have legal title to any part of the Trust Property. No transfer, by operation of law or otherwise, of any Note or other right, title and interest of any Holder of a
Note in and to the Trust Property or hereunder shall operate to terminate this Indenture or the trusts hereunder or entitle any successor or transferee of such Holder to an accounting or to the transfer to it of legal title to any part of the Trust Property.

         SECTION 12.22 EFFECT OF TERMINATION DATE. Notwithstanding anything to the contrary set forth herein, all references to any right of the Insurer to direct, appoint, consent to, accept, approve of, take or omit to take any action under this Indenture or any other Basic Document shall be inapplicable at all times after the Termination Date or Insurer Default, and (i) if such reference provides for another party or parties to take or omit to take such action following an Insurer Default, such party or parties shall also be entitled to take or omit to take such action following the Termination Date or Insurer Default and (ii) if such reference does not provide for another party or parties to take or omit to take such action following an Insurer Default, then the Indenture Trustee acting at the direction of the Majority Noteholders shall have the right to take or omit to take any such action following the Termination Date or Insurer Default. In addition, any other provision of this Indenture or any other Basic Document which is operative based in whole or in part on whether an Insurer Default has or has not occurred shall, at all times on or after the Termination Date or Insurer Default, be deemed to refer to whether or not the Termination Date has occurred.

         SECTION 12.23 SARBANES-OXLEY CERTIFICATIONS. The certifications required by the Sarbanes-Oxley Act of 2002 and the rules of the Securities and Exchange Commission promulgated thereunder to be included in filings with respect to the Issuer pursuant to the Securities Exchange Act of 1934, as amended, shall be made by BVAC, so long as BVAC is the Servicer; if BVAC is no longer the Servicer, such certifications shall be made by the Transferor. If BVAC is no longer the Servicer, the successor Servicer shall provide to the Transferor all information as the Transferor may reasonably request in order to fulfill its obligations to make such certifications. In addition, the Indenture Trustee shall provide to BVAC or the Transferor (whichever of the two is then required to make such certifications) with a certification signed by a Responsible Officer stating that such Responsible Officer is not actually aware (without any independent duty of inquiry or investigation) of any matters which would cause the certification to be made by BVAC or the Transferor, as the case may be, to be incorrect.

      [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK; SIGNATURE PAGES FOLLOW]




                                       81
Indenture

         IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed and delivered as of the day and year first above written.


                                    BAY VIEW 2003-LJ-1 OWNER TRUST



                                    By: Wilmington Trust Company
                                        not in its individual capacity but
                                        solely on behalf of the Issuer as Owner
                                        Trustee under the Trust Agreement


                                    By:
                                       -----------------------------------------
                                    Name:
                                         ---------------------------------------
                                    Title:
                                          --------------------------------------


                                    DEUTSCHE BANK TRUST COMPANY AMERICAS not in its individual capacity but solely as Indenture Trustee


                                    By:
                                       -----------------------------------------
                                    Name:
                                         ---------------------------------------
                                    Title:
                                          --------------------------------------


Indenture

                                   SCHEDULE A

                          FORM OF DEPOSITORY AGREEMENT





Indenture

                                                                     EXHIBIT A-1

                            [FORM OF CLASS A-l NOTE]


PRINCIPAL IN RESPECT OF THIS CLASS A-l NOTE IS DISTRIBUTABLE AS SET FORTH HEREIN. ACCORDINGLY, THE UNPAID PRINCIPAL AMOUNT OF THE FRACTIONAL INTEREST EVIDENCED HEREBY AT ANY TIME MAY BE LESS THAN THE ORIGINAL PRINCIPAL AMOUNT SET FORTH HEREIN.

         Unless this Note is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the issuer or its agent for registration of transfer, exchange or payment, and any Note issued is registered in the name of Cede & Co. or in such other name as requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner thereof, Cede & Co., has an interest herein.

PRINCIPAL IN RESPECT OF THIS NOTE IS PAYABLE AS SET FORTH HEREIN.

                         BAY VIEW 2003-LJ-1 OWNER TRUST

                  % CLASS A-l AUTOMOBILE RECEIVABLE BACKED NOTE

                  Evidencing the indebtedness of the Bay View 2003-LJ-1 Owner Trust, a Delaware statutory trust, secured by the Pledged Assets, as defined below, including a pool of simple and precomputed interest installment loan and security agreements and installment sales contracts secured by new and used automobiles, light-duty trucks, sport utility vehicles and vans.

                  (This Note does not represent an interest in Bay View Transaction Corporation nor an interest in or obligation of any of its affiliates. Neither this Note nor the underlying Receivables, as defined below, are insured or guaranteed by any government agency).

NUMBER                                                               $__________
                                                                CUSIP __________

         Bay View 2003-LJ-1 Owner Trust, a Delaware statutory trust, for value received, hereby promises to pay to the order of [__________] ("the Noteholder") or its registered assigns, the principal sum of [____________________ dollars ($__________)], which amount shall be payable in the amounts and at the times set forth in the Indenture dated as of August 1, 2003 (the "Indenture"; such term to include any amendment, restatement, supplement or other modification thereof or thereto); provided, however, that the entire unpaid amount of this Note shall be due and payable on or before [__________]. However, principal with respect to the Notes may be paid earlier or later under certain limited circumstances under the Indenture. The Issuer will pay


Indenture
interest on this Note at the Class A-1 Interest Rate. Such interest shall be payable in the manner and at the times set forth in the Indenture. To the extent not otherwise defined herein, the capitalized terms used herein have the meanings assigned to them in the Indenture. This Note is issued under and is subject to the terms, provisions, and conditions of the Indenture, to which the holder of this Note by virtue of the acceptance hereof assents and by which such holder is bound.

         This Note is secured by the Pledged Assets. The Pledged Assets consist of (i) the Receivables listed on Schedule A to the Trust Agreement, (ii) the security interests in the Financed Vehicles or in any other property granted by Obligors pursuant to the Receivables, (iii) any proceeds from claims and other amounts relating to Insurance Policies and other items financed under the Receivables or otherwise covering an Obligor or a Financed Vehicle, (iv) any Liquidation Proceeds, (v) all property (including the right to receive future Liquidation Proceeds) that secures a Receivable and that has been or may be acquired pursuant to the liquidation of the Receivable, (vi) the interest of the Issuer in any proceeds from recourse to Dealers relating to the Receivables,
(vii) all documents contained in the Receivable Files relating to the Receivables, (viii) all monies paid on the Receivables, and all monies due thereon after the Cut-off Date, (ix) the rights of the Transferor pursuant to the Purchase Agreement and the Trust Agreement and the rights of the Issuer pursuant to the Trust Agreement, including, without limitation, a direct right to cause BVAC to purchase Receivables from the Transferor upon the occurrence of a breach of any of the representations and warranties contained in Section 3.02(b) of the Purchase Agreement or the failure of BVAC to timely comply with its obligations pursuant to Section 5.06 of the Purchase Agreement and (x) all proceeds (including, without limitation, "proceeds" as defined in the UCC of the jurisdiction the law of which governs the perfection of the interest in such Receivables and such other property so transferred) of any of the foregoing. Pledged Assets shall also include (a) any and all other right, title and interest, including any beneficial interest the Issuer may have in the Collection Account, the Payahead Account, the Reserve Account and the Lock-Box Account (to the extent such amounts and property in the Lock-Box Account relate to the Receivables), (b) the funds deposited in and financial assets credited to and from time to time on deposit in such accounts (to the extent such amounts and property in the Lock-Box account relate to the Receivables), and all Eligible Investments and other securities, instruments and other investments purchased from such funds.

         Under the Indenture, the Issuer will pay, on the twenty-fifth calendar day of each month, or if such day is not a Business Day, on the first Business Day thereafter (the "Payment Date"), commencing September 25, 2003, to the person in whose name this Note is registered on the Record Date, the portion of Monthly Interest and Monthly Principal to which the Noteholder is entitled pursuant to the Indenture.

         Payments on this Note will be made by the Indenture Trustee by wire transfer through the facilities of the Depository Trust Company if this note is held by Cede & Co. and otherwise by check mailed to the Person entitled thereto without the presentation or surrender of this Note or the making of any notation hereon. Except as otherwise provided in the Indenture and notwithstanding the above, the final payment on this Note will be made only upon presentation and surrender of this Note at the office or agency maintained for that purpose by the Indenture Trustee.


Indenture

         Unless the certificate of authentication hereon shall have been executed by a Responsible Officer of the Indenture Trustee, by manual or facsimile signature, this Note shall not entitle the holder hereof to any benefit under the Indenture or be valid for any purpose.

         This Note constitutes an obligation of the Issuer. The Note does not represent an interest in the Issuer nor an interest in or obligation of any affiliate of the Issuer, including Bay View Transaction Corporation or Bay View Acceptance Corporation. The Note is limited in right of payment to certain collections and recoveries respecting the Receivables, all as more specifically set forth in the Indenture. In addition to the Class A-1 Notes, the Issuer has also issued Class A-2 Notes, Class A-3 Notes, Class A-4 Notes and Class I Notes. The Indenture provides for certain amounts to be deposited into the Spread Account. In the event amounts available for withdrawal from the Spread Account are insufficient to make payments relating to this Note and the other notes issued by the Issuer, the Indenture Trustee will draw on the Policy to pay such deficiency to the extent provided therein. In furtherance of and in limitation of the foregoing, the Noteholder, by its acceptance of this Note, specifically acknowledges that it has no right to or interest in any monies at any time held pursuant to the Spread Account Agreement prior to the release of such monies pursuant to the Spread Account Agreement, such monies being held in trust for the benefit of the Secured Parties (as defined therein).

         The Indenture permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the rights of the Noteholder under the Indenture at any time by the Issuer and the Indenture Trustee with the consent of the Insurer and the Noteholder. Any such consent by the holder of this Note shall be conclusive and binding on the Noteholder.

         This Note is transferable solely in accordance with Section 2.04 of the Indenture.

         The obligations and responsibilities to the Noteholder created by the Indenture shall terminate upon the payment to Noteholder of all amounts required to be paid to it pursuant to the Indenture. The Servicer may at its option cause the Indenture Trustee to sell the Pledged Assets at a price not to be less than the price specified in the Indenture, and such sale of the Receivables and other property may effect early retirement of the Note.

         Although this Note summarizes certain provisions of the Indenture, this Note does not purport to summarize the Indenture and reference is made to the Indenture for information with respect to the interests, rights, benefits, obligations, proceeds and duties evidenced hereby and the rights, duties and obligations of the Indenture Trustee. In the event of any inconsistency or conflict between the terms of this Note and the terms of the Indenture, the terms of the Indenture shall control.

         Unless the certificate of authentication hereon has been executed by the Indenture Trustee whose name appears below by manual signature, this Note shall not be entitled to any benefit under the Indenture referred to on the reverse hereof, or be valid or obligatory for any purpose.

         IN WITNESS WHEREOF, the Issuer has caused this Note to be duly executed.

Dated:
      ---------------


Indenture

                                    BAY VIEW 2003-LJ-1 OWNER TRUST
                                    By Wilmington Trust Company, not in its individual capacity but solely as Owner Trustee

                                    By:
                                       -----------------------------------------
                                    Name:
                                         ---------------------------------------
                                    Title:
                                          --------------------------------------



Indenture

                          CERTIFICATE OF AUTHENTICATION


         This is the Note referred to in the within-mentioned Indenture.

    Deutsche Bank Trust Company Americas, solely in its capacity as Indenture

                                    Trustee,


                                    By:
                                       -----------------------------------------
                                    Name:
                                         ---------------------------------------
                                    Title:
                                          --------------------------------------


Dated:          , 2003
       ---------



Indenture

                                   ASSIGNMENT


Social Security or taxpayer I.D. or other identifying number of assignee:
_______________

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto:



(name and address of assignee)

the within Note and all rights thereunder, and hereby irrevocably constitutes and appoints, ____________________ attorney, to transfer said Note on the books kept for registration thereof, with full power of substitution in the premises.

Dated: ____________________


                                 Signature Guaranteed: _________________________

                                        *


         * NOTICE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note in every particular, without alteration, enlargement or any change whatever. Such signature must be guaranteed by an "eligible guarantor institution" meeting the requirements of the Note Registrar, which requirements include membership or participation in STAMP or such other "signature guarantee program" as may be determined by the Note Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.




Indenture

                                                                     EXHIBIT A-2

                            [FORM OF CLASS A-2 NOTE]


PRINCIPAL IN RESPECT OF THIS CLASS A-2 NOTE IS DISTRIBUTABLE AS SET FORTH HEREIN. ACCORDINGLY, THE UNPAID PRINCIPAL AMOUNT OF THE FRACTIONAL INTEREST EVIDENCED HEREBY AT ANY TIME MAY BE LESS THAN THE ORIGINAL PRINCIPAL AMOUNT SET FORTH HEREIN.

Unless this Note is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the issuer or its agent for registration of transfer, exchange or payment, and any Note issued is registered in the name of Cede & Co. or in such other name as requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner thereof, Cede & Co., has an interest herein.

PRINCIPAL IN RESPECT OF THIS NOTE IS PAYABLE AS SET FORTH HEREIN.

                         BAY VIEW 2003-LJ-1 OWNER TRUST

                  % CLASS A-2 AUTOMOBILE RECEIVABLE BACKED NOTE


                  Evidencing the indebtedness of the Bay View 2003-LJ-1 Owner Trust, a Delaware statutory trust, secured by the Pledged Assets, as defined below, including a pool of simple and precomputed interest installment loan and security agreements and installment sales contracts secured by new and used automobiles, light-duty trucks, sport utility vehicles and vans.

                  (This Note does not represent an interest in Bay View Transaction Corporation nor an interest in or obligation of any of its affiliates. Neither this Note nor the underlying Receivables, as defined below, are insured or guaranteed by any government agency).

NUMBER                                                               $__________
                                                                CUSIP __________

         Bay View 2003-LJ-1 Owner Trust, a Delaware statutory trust, for value received, hereby promises to pay to the order of [__________] ("the Noteholder") or its registered assigns, the principal sum of ____________________ dollars ($__________), which amount shall be payable in the amounts and at the times set forth in the Indenture dated as of August 1, 2003 (the "Indenture"; such term to include any amendment, restatement, supplement or other modification thereof or thereto); provided, however, that the entire unpaid amount of this Note shall be due and payable on or before ____________________. However, principal with respect to the Notes may be paid earlier or later under certain limited circumstances under the Indenture. The Issuer


Indenture
will pay interest on this Note at the Class A-2 Interest Rate. Such interest shall be payable in the manner and at the times set forth in the Indenture. To the extent not otherwise defined herein, the capitalized terms used herein have the meanings assigned to them in the Indenture. This Note is issued under and is subject to the terms, provisions, and conditions of the Indenture, to which the holder of this Note by virtue of the acceptance hereof assents and by which such holder is bound.

         This Note is secured by the Pledged Assets. The Pledged Assets consist of (i) the Receivables listed on Schedule A to the Trust Agreement, (ii) the security interests in the Financed Vehicles or in any other property granted by Obligors pursuant to the Receivables, (iii) any proceeds from claims and other amounts relating to Insurance Policies and other items financed under the Receivables or otherwise covering an Obligor or a Financed Vehicle, (iv) any Liquidation Proceeds, (v) all property (including the right to receive future Liquidation Proceeds) that secures a Receivable and that has been or may be acquired pursuant to the liquidation of the Receivable, (vi) the interest of the Issuer in any proceeds from recourse to Dealers relating to the Receivables,
(vii) all documents contained in the Receivable Files relating to the Receivables, (viii) all monies paid on the Receivables, and all monies due thereon after the Cut-off Date, (ix) the rights of the Transferor pursuant to the Purchase Agreement and the Trust Agreement and the rights of the Issuer pursuant to the Trust Agreement, including, without limitation, a direct right to cause BVAC to purchase Receivables from the Transferor upon the occurrence of a breach of any of the representations and warranties contained in Section 3.02(b) of the Purchase Agreement or the failure of BVAC to timely comply with its obligations pursuant to Section 5.06 of the Purchase Agreement and (x) all proceeds (including, without limitation, "proceeds" as defined in the UCC of the jurisdiction the law of which governs the perfection of the interest in such Receivables and such other property so transferred) of any of the foregoing. Pledged Assets shall also include (a) any and all other right, title and interest, including any beneficial interest the Issuer may have in the Collection Account, the Payahead Account, the Reserve Account and the Lock-Box Account (to the extent such amounts and property in the Lock-Box Account relate to the Receivables), (b) the funds deposited in and financial assets credited to and from time to time on deposit in such accounts (to the extent such amounts and property in the Lock-Box account relate to the Receivables), and all Eligible Investments and other securities, instruments and other investments purchased from such funds.

         Under the Indenture, the Issuer will pay, on the twenty-fifth calendar day of each month, or if such day is not a Business Day, on the first Business Day thereafter (the "Payment Date"), commencing September 25, 2003, to the person in whose name this Note is registered on the Record Date, the portion of Monthly Interest and Monthly Principal to which the Noteholder is entitled pursuant to the Indenture.

         Payments on this Note will be made by the Indenture Trustee by wire transfer through the facilities of the Depository Trust Company if this note is held by Cede & Co. and otherwise by check mailed to the Person entitled thereto without the presentation or surrender of this Note or the making of any notation hereon. Except as otherwise provided in the Indenture and notwithstanding the above, the final payment on this Note will be made only upon presentation and surrender of this Note at the office or agency maintained for that purpose by the Indenture Trustee.


Indenture

         Unless the certificate of authentication hereon shall have been executed by a Responsible Officer of the Indenture Trustee, by manual or facsimile signature, this Note shall not entitle the holder hereof to any benefit under the Indenture or be valid for any purpose.

         This Note constitutes an obligation of the Issuer. The Note does not represent an interest in the Issuer nor an interest in or obligation of any affiliate of the Issuer, including Bay View Transaction Corporation or Bay View Acceptance Corporation. The Note is limited in right of payment to certain collections and recoveries respecting the Receivables, all as more specifically set forth in the Indenture. In addition to the Class A-2 Notes, the Issuer has also issued Class A-1 Notes, Class A-3 Notes, Class A-4 Notes and Class I Notes. The Indenture provides for certain amounts to be deposited into the Spread Account. In the event amounts available for withdrawal from the Spread Account are insufficient to make payments relating to this Note and the other notes issued by the Issuer, the Indenture Trustee will draw on the Policy to pay such deficiency to the extent provided therein. In furtherance of and in limitation of the foregoing, the Noteholder, by its acceptance of this Note, specifically acknowledges that it has no right to or interest in any monies at any time held pursuant to the Spread Account Agreement prior to the release of such monies pursuant to the Spread Account Agreement, such monies being held in trust for the benefit of the Secured Parties (as defined therein).

         The Indenture permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the rights of the Noteholder under the Indenture at any time by the Issuer and the Indenture Trustee with the consent of the Insurer and the Noteholder. Any such consent by the holder of this Note shall be conclusive and binding on the Noteholder.

         This Note is transferable solely in accordance with Section 2.04 of the Indenture.

         The obligations and responsibilities to the Noteholder created by the Indenture shall terminate upon the payment to Noteholder of all amounts required to be paid to it pursuant to the Indenture. The Servicer may at its option cause the Indenture Trustee to sell the Pledged Assets at a price not to be less than the price specified in the Indenture, and such sale of the Receivables and other property may effect early retirement of the Note.

         Although this Note summarizes certain provisions of the Indenture, this Note does not purport to summarize the Indenture and reference is made to the Indenture for information with respect to the interests, rights, benefits, obligations, proceeds and duties evidenced hereby and the rights, duties and obligations of the Indenture Trustee. In the event of any inconsistency or conflict between the terms of this Note and the terms of the Indenture, the terms of the Indenture shall control.

         Unless the certificate of authentication hereon has been executed by the Indenture Trustee whose name appears below by manual signature, this Note shall not be entitled to any benefit under the Indenture referred to on the reverse hereof, or be valid or obligatory for any purpose.

         IN WITNESS WHEREOF, the Issuer has caused this Note to be duly executed.

Dated:_______________



Indenture

                                    BAY VIEW 2003-LJ-1 OWNER TRUST
                                    By Wilmington Trust Company, not in its individual capacity but solely as Owner Trustee

                                    By:
                                       -----------------------------------------
                                    Name:
                                         ---------------------------------------
                                    Title:
                                          --------------------------------------




Indenture

                          CERTIFICATE OF AUTHENTICATION


         This is the Note referred to in the within-mentioned Indenture.

    Deutsche Bank Trust Company Americas, solely in its capacity as Indenture

                                    Trustee,


                                    By:
                                       -----------------------------------------
                                    Name:
                                         ---------------------------------------
                                    Title:
                                          --------------------------------------


Dated:
       ---------------------



Indenture

                                   ASSIGNMENT


Social Security or taxpayer I.D. or other identifying number of assignee:
_______________

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto:



(name and address of assignee)



the within Note and all rights thereunder, and hereby irrevocably constitutes and appoints, ____________________ attorney, to transfer said Note on the books kept for registration thereof, with full power of substitution in the premises.

Dated: ____________________


                                     Signature Guaranteed:______________________

                                        *


         * NOTICE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note in every particular, without alteration, enlargement or any change whatever. Such signature must be guaranteed by an "eligible guarantor institution" meeting the requirements of the Note Registrar, which requirements include membership or participation in STAMP or such other "signature guarantee program" as may be determined by the Note Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.




Indenture

                                                                     EXHIBIT A-3

                            [FORM OF CLASS A-3 NOTE]


PRINCIPAL IN RESPECT OF THIS CLASS A-3 NOTE IS DISTRIBUTABLE AS SET FORTH HEREIN. ACCORDINGLY, THE UNPAID PRINCIPAL AMOUNT OF THE FRACTIONAL INTEREST EVIDENCED HEREBY AT ANY TIME MAY BE LESS THAN THE ORIGINAL PRINCIPAL AMOUNT SET FORTH HEREIN.

Unless this Note is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the issuer or its agent for registration of transfer, exchange or payment, and any Note issued is registered in the name of Cede & Co. or in such other name as requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner thereof, Cede & Co., has an interest herein.

PRINCIPAL IN RESPECT OF THIS NOTE IS PAYABLE AS SET FORTH HEREIN.

                         BAY VIEW 2003-LJ-1 OWNER TRUST

                  % CLASS A-3 AUTOMOBILE RECEIVABLE BACKED NOTE


                  Evidencing the indebtedness of the Bay View 2003-LJ-1 Owner Trust, a Delaware statutory trust, secured by the Pledged Assets, as defined below, including a pool of simple and precomputed interest installment loan and security agreements and installment sales contracts secured by new and used automobiles, light-duty trucks, sport utility vehicles and vans.

                  (This Note does not represent an interest in Bay View Transaction Corporation nor an interest in or obligation of any of its affiliates. Neither this Note nor the underlying Receivables, as defined below, are insured or guaranteed by any government agency).

NUMBER                                                               $__________
                                                                CUSIP __________

         Bay View 2003 LJ-1 Owner Trust, a Delaware statutory trust, for value received, hereby promises to pay to the order of [__________] ("the Noteholder") or its registered assigns, the principal sum of [____________________ dollars ($__________)], which amount shall be payable in the amounts and at the times set forth in the Indenture dated as of August 1, 2003 (the "Indenture"; such term to include any amendment, restatement, supplement or other modification thereof or thereto); provided, however, that the entire unpaid amount of this Note shall be due and payable on or before [____________________]. However, principal with respect to the Notes may be paid earlier or later under certain limited circumstances under the Indenture. The


Indenture

Issuer will pay interest on this Note at the Class A-3 Interest Rate. Such interest shall be payable in the manner and at the times set forth in the Indenture. To the extent not otherwise defined herein, the capitalized terms used herein have the meanings assigned to them in the Indenture. This Note is issued under and is subject to the terms, provisions, and conditions of the Indenture, to which the holder of this Note by virtue of the acceptance hereof assents and by which such holder is bound.

         This Note is secured by the Pledged Assets. The Pledged Assets consist of (i) the Receivables listed on Schedule A to the Trust Agreement, (ii) the security interests in the Financed Vehicles or in any other property granted by Obligors pursuant to the Receivables, (iii) any proceeds from claims and other amounts relating to Insurance Policies and other items financed under the Receivables or otherwise covering an Obligor or a Financed Vehicle, (iv) any Liquidation Proceeds, (v) all property (including the right to receive future Liquidation Proceeds) that secures a Receivable and that has been or may be acquired pursuant to the liquidation of the Receivable, (vi) the interest of the Issuer in any proceeds from recourse to Dealers relating to the Receivables,
(vii) all documents contained in the Receivable Files relating to the Receivables, (viii) all monies paid on the Receivables, and all monies due thereon after the Cut-off Date, (ix) the rights of the Transferor pursuant to the Purchase Agreement and the Trust Agreement and the rights of the Issuer pursuant to the Trust Agreement, including, without limitation, a direct right to cause BVAC to purchase Receivables from the Transferor upon the occurrence of a breach of any of the representations and warranties contained in Section 3.02(b) of the Purchase Agreement or the failure of BVAC to timely comply with its obligations pursuant to Section 5.06 of the Purchase Agreement and (x) all proceeds (including, without limitation, "proceeds" as defined in the UCC of the jurisdiction the law of which governs the perfection of the interest in such Receivables and such other property so transferred) of any of the foregoing. Pledged Assets shall also include (a) any and all other right, title and interest, including any beneficial interest the Issuer may have in the Collection Account, the Payahead Account, the Reserve Account and the Lock-Box Account (to the extent such amounts and property in the Lock-Box Account relate to the Receivables), (b) the funds deposited in and financial assets credited to and from time to time on deposit in such accounts (to the extent such amounts and property in the Lock-Box account relate to the Receivables), and all Eligible Investments and other securities, instruments and other investments purchased from such funds.

         Under the Indenture, the Issuer will pay, on the twenty-fifty calendar day of each month, or if such day is not a Business Day, on the first Business Day thereafter (the "Payment Date"), commencing September 25, 2003, to the person in whose name this Note is registered on the Record Date, the portion of Monthly Interest and Monthly Principal to which the Noteholder is entitled pursuant to the Indenture.

         Payments on this Note will be made by the Indenture Trustee by wire transfer through the facilities of the Depository Trust Company if this note is held by Cede & Co. and otherwise by check mailed to the Person entitled thereto without the presentation or surrender of this Note or the making of any notation hereon. Except as otherwise provided in the Indenture and notwithstanding the above, the final payment on this Note will be made only upon presentation and surrender of this Note at the office or agency maintained for that purpose by the Indenture Trustee.


Indenture

         Unless the certificate of authentication hereon shall have been executed by a Responsible Officer of the Indenture Trustee, by manual or facsimile signature, this Note shall not entitle the holder hereof to any benefit under the Indenture or be valid for any purpose.

         This Note constitutes an obligation of the Issuer. The Note does not represent an interest in the Issuer nor an interest in or obligation of any affiliate of the Issuer, including Bay View Transaction Corporation or Bay View Acceptance Corporation. The Note is limited in right of payment to certain collections and recoveries respecting the Receivables, all as more specifically set forth in the Indenture. In addition to the Class A-3 Notes, the Issuer has also issued Class A-1 Notes, Class A-2 Notes, Class A-4 Notes and Class I Notes. The Indenture provides for certain amounts to be deposited into the Spread Account. In the event amounts available for withdrawal from the Spread Account are insufficient to make payments relating to this Note and the other notes issued by the Issuer, the Indenture Trustee will draw on the Policy to pay such deficiency to the extent provided therein. In furtherance of and in limitation of the foregoing, the Noteholder, by its acceptance of this Note, specifically acknowledges that it has no right to or interest in any monies at any time held pursuant to the Spread Account Agreement prior to the release of such monies pursuant to the Spread Account Agreement, such monies being held in trust for the benefit of the Secured Parties (as defined therein).

         The Indenture permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the rights of the Noteholder under the Indenture at any time by the Issuer and the Indenture Trustee with the consent of the Insurer and the Noteholder. Any such consent by the holder of this Note shall be conclusive and binding on the Noteholder.

         This Note is transferable solely in accordance with Section 2.04 of the Indenture.

         The obligations and responsibilities to the Noteholder created by the Indenture shall terminate upon the payment to Noteholder of all amounts required to be paid to it pursuant to the Indenture. The Servicer may at its option cause the Indenture Trustee to sell the Pledged Assets at a price not to be less than the price specified in the Indenture, and such sale of the Receivables and other property may effect early retirement of the Note.

         Although this Note summarizes certain provisions of the Indenture, this Note does not purport to summarize the Indenture and reference is made to the Indenture for information with respect to the interests, rights, benefits, obligations, proceeds and duties evidenced hereby and the rights, duties and obligations of the Indenture Trustee. In the event of any inconsistency or conflict between the terms of this Note and the terms of the Indenture, the terms of the Indenture shall control.

         Unless the certificate of authentication hereon has been executed by the Indenture Trustee whose name appears below by manual signature, this Note shall not be entitled to any benefit under the Indenture referred to on the reverse hereof, or be valid or obligatory for any purpose.

         IN WITNESS WHEREOF, the Issuer has caused this Note to be duly executed.

Dated:
      -----------------



Indenture

                                    BAY VIEW 2003-LJ-1 OWNER TRUST
                                    By Wilmington Trust Company, not in its
                                    individual capacity but solely as Owner
                                    Trustee


                                    By:
                                       -----------------------------------------
                                    Name:
                                         ---------------------------------------
                                    Title:
                                          --------------------------------------



Indenture

                          CERTIFICATE OF AUTHENTICATION


         This is the Note referred to in the within-mentioned Indenture.

    Deutsche Bank Trust Company Americas, solely in its capacity as Indenture

                                    Trustee,


                                    By:
                                       -----------------------------------------
                                    Name:
                                         ---------------------------------------
                                    Title:
                                          --------------------------------------


Dated:
       --------------------



Indenture

                                   ASSIGNMENT


Social Security or taxpayer I.D. or other identifying number of assignee:
_______________

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto:





(name and address of assignee)



the within Note and all rights thereunder, and hereby irrevocably constitutes and appoints, ____________________ attorney, to transfer said Note on the books kept for registration thereof, with full power of substitution in the premises.

Dated: ____________________


                              Signature Guaranteed: ____________________________

                                        *


         * NOTICE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note in every particular, without alteration, enlargement or any change whatever. Such signature must be guaranteed by an "eligible guarantor institution" meeting the requirements of the Note Registrar, which requirements include membership or participation in STAMP or such other "signature guarantee program" as may be determined by the Note Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.




Indenture

                                                                     EXHIBIT A-4

                            [FORM OF CLASS A-4 NOTE]


PRINCIPAL IN RESPECT OF THIS CLASS A-4 NOTE IS DISTRIBUTABLE AS SET FORTH HEREIN. ACCORDINGLY, THE UNPAID PRINCIPAL AMOUNT OF THE FRACTIONAL INTEREST EVIDENCED HEREBY AT ANY TIME MAY BE LESS THAN THE ORIGINAL PRINCIPAL AMOUNT SET FORTH HEREIN.

Unless this Note is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the issuer or its agent for registration of transfer, exchange or payment, and any Note issued is registered in the name of Cede & Co. or in such other name as requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner thereof, Cede & Co., has an interest herein.

PRINCIPAL IN RESPECT OF THIS NOTE IS PAYABLE AS SET FORTH HEREIN.

                         BAY VIEW 2003-LJ-1 OWNER TRUST

                  % CLASS A-4 AUTOMOBILE RECEIVABLE BACKED NOTE


                  Evidencing the indebtedness of the Bay View 2003-LJ-1 Owner Trust, a Delaware statutory trust, secured by the Pledged Assets, as defined below, including a pool of simple and precomputed interest installment loan and security agreements and installment sales contracts secured by new and used automobiles, light-duty trucks, sport utility vehicles and vans.

                  (This Note does not represent an interest in Bay View Transaction Corporation nor an interest in or obligation of any of its affiliates. Neither this Note nor the underlying Receivables, as defined below, are insured or guaranteed by any government agency).

NUMBER                                                               $__________
                                                                CUSIP __________

         Bay View 2003-LJ-1 Owner Trust, a Delaware statutory trust, for value received, hereby promises to pay to the order of [__________] ("the Noteholder") or its registered assigns, the principal sum of [____________________] dollars ($__________), which amount shall be payable in the amounts and at the times set forth in the Indenture dated as of August 1, 2003 (the "Indenture"; such term to include any amendment, restatement, supplement or other modification thereof or thereto); provided, however, that the entire unpaid amount of this Note shall be due and payable on or before [____________________]. However, principal with respect to the Notes may be paid earlier or later under certain limited circumstances under the Indenture. The


Indenture

Issuer will pay interest on this Note at the Class A-4 Interest Rate. Such interest shall be payable in the manner and at the times set forth in the Indenture. To the extent not otherwise defined herein, the capitalized terms used herein have the meanings assigned to them in the Indenture. This Note is issued under and is subject to the terms, provisions, and conditions of the Indenture, to which the holder of this Note by virtue of the acceptance hereof assents and by which such holder is bound.

         This Note is secured by the Pledged Assets. The Pledged Assets consist of (i) the Receivables listed on Schedule A to the Trust Agreement, (ii) the security interests in the Financed Vehicles or in any other property granted by Obligors pursuant to the Receivables, (iii) any proceeds from claims and other amounts relating to Insurance Policies and other items financed under the Receivables or otherwise covering an Obligor or a Financed Vehicle, (iv) any Liquidation Proceeds, (v) all property (including the right to receive future Liquidation Proceeds) that secures a Receivable and that has been or may be acquired pursuant to the liquidation of the Receivable, (vi) the interest of the Issuer in any proceeds from recourse to Dealers relating to the Receivables,
(vii) all documents contained in the Receivable Files relating to the Receivables, (viii) all monies paid on the Receivables, and all monies due thereon after the Cut-off Date, (ix) the rights of the Transferor pursuant to the Purchase Agreement and the Trust Agreement and the rights of the Issuer pursuant to the Trust Agreement, including, without limitation, a direct right to cause BVAC to purchase Receivables from the Transferor upon the occurrence of a breach of any of the representations and warranties contained in Section 3.02(b) of the Purchase Agreement or the failure of BVAC to timely comply with its obligations pursuant to Section 5.06 of the Purchase Agreement and (x) all proceeds (including, without limitation, "proceeds" as defined in the UCC of the jurisdiction the law of which governs the perfection of the interest in such Receivables and such other property so transferred) of any of the foregoing. Pledged Assets shall also include (a) any and all other right, title and interest, including any beneficial interest the Issuer may have in the Collection Account, the Payahead Account, the Reserve Account and the Lock-Box Account (to the extent such amounts and property in the Lock-Box Account relate to the Receivables), (b) the funds deposited in and financial assets credited to and from time to time on deposit in such accounts (to the extent such amounts and property in the Lock-Box account relate to the Receivables), and all Eligible Investments and other securities, instruments and other investments purchased from such funds.

         Under the Indenture, the Issuer will pay, on the twenty-fifth calendar day of each month, or if such day is not a Business Day, on the first Business Day thereafter (the "Payment Date"), commencing September 25, 2003, to the person in whose name this Note is registered on the Record Date, the portion of Monthly Interest and Monthly Principal to which the Noteholder is entitled pursuant to the Indenture.

         Payments on this Note will be made by the Indenture Trustee by wire transfer through the facilities of the Depository Trust Company if this note is held by Cede & Co. and otherwise by check mailed to the Person entitled thereto without the presentation or surrender of this Note or the making of any notation hereon. Except as otherwise provided in the Indenture and notwithstanding the above, the final payment on this Note will be made only upon presentation and surrender of this Note at the office or agency maintained for that purpose by the Indenture Trustee.


Indenture

         Unless the certificate of authentication hereon shall have been executed by a Responsible Officer of the Indenture Trustee, by manual or facsimile signature, this Note shall not entitle the holder hereof to any benefit under the Indenture or be valid for any purpose.

         This Note constitutes an obligation of the Issuer. The Note does not represent an interest in the Issuer nor an interest in or obligation of any affiliate of the Issuer, including Bay View Transaction Corporation or Bay View Acceptance Corporation. The Note is limited in right of payment to certain collections and recoveries respecting the Receivables, all as more specifically set forth in the Indenture. In addition to the Class A-4 Notes, the Issuer has also issued Class A-1 Notes, Class A-2 Notes, Class A-3 Notes and Class I Notes. The Indenture provides for certain amounts to be deposited into the Spread Account. In the event amounts available for withdrawal from the Spread Account are insufficient to make payments relating to this Note and the other notes issued by the Issuer, the Indenture Trustee will draw on the Policy to pay such deficiency to the extent provided therein. In furtherance of and in limitation of the foregoing, the Noteholder, by its acceptance of this Note, specifically acknowledges that it has no right to or interest in any monies at any time held pursuant to the Spread Account Agreement prior to the release of such monies pursuant to the Spread Account Agreement, such monies being held in trust for the benefit of the Secured Parties (as defined therein).

         The Indenture permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the rights of the Noteholder under the Indenture at any time by the Issuer and the Indenture Trustee with the consent of the Insurer and the Noteholder. Any such consent by the holder of this Note shall be conclusive and binding on the Noteholder.

         This Note is transferable solely in accordance with Section 2.04 of the Indenture.

         The obligations and responsibilities to the Noteholder created by the Indenture shall terminate upon the payment to Noteholder of all amounts required to be paid to it pursuant to the Indenture. The Servicer may at its option cause the Indenture Trustee to sell the Pledged Assets at a price not to be less than the price specified in the Indenture, and such sale of the Receivables and other property may effect early retirement of the Note.

         Although this Note summarizes certain provisions of the Indenture, this Note does not purport to summarize the Indenture and reference is made to the Indenture for information with respect to the interests, rights, benefits, obligations, proceeds and duties evidenced hereby and the rights, duties and obligations of the Indenture Trustee. In the event of any inconsistency or conflict between the terms of this Note and the terms of the Indenture, the terms of the Indenture shall control.

         Unless the certificate of authentication hereon has been executed by the Indenture Trustee whose name appears below by manual signature, this Note shall not be entitled to any benefit under the Indenture referred to on the reverse hereof, or be valid or obligatory for any purpose.

         IN WITNESS WHEREOF, the Issuer has caused this Note to be duly executed.

Dated:
      ---------------


Indenture

                                    BAY VIEW 2003-LJ-1 OWNER TRUST
                                    By Wilmington Trust Company, not in its individual capacity but solely as Owner Trustee

                                    By:
                                       -----------------------------------------
                                    Name:
                                         ---------------------------------------
                                    Title:
                                          --------------------------------------



Indenture

                          CERTIFICATE OF AUTHENTICATION


         This is the Note referred to in the within-mentioned Indenture.

    Deutsche Bank Trust Company Americas, solely in its capacity as Indenture

                                    Trustee,


                                    By:
                                       -----------------------------------------
                                    Name:
                                         ---------------------------------------
                                    Title:
                                          --------------------------------------


Dated:         , 2003
       --------




Indenture

                                   ASSIGNMENT


Social Security or taxpayer I.D. or other identifying number of assignee:
_______________

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto:



(name and address of assignee)



the within Note and all rights thereunder, and hereby irrevocably constitutes and appoints, ____________________ attorney, to transfer said Note on the books kept for registration thereof, with full power of substitution in the premises.

Dated: ____________________


                                  Signature Guaranteed: ________________________

                                        *


         * NOTICE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note in every particular, without alteration, enlargement or any change whatever. Such signature must be guaranteed by an "eligible guarantor institution" meeting the requirements of the Note Registrar, which requirements include membership or participation in STAMP or such other "signature guarantee program" as may be determined by the Note Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.



Indenture

                                                                     EXHIBIT A-5
                             [FORM OF CLASS I NOTE]


THIS NOTE DOES NOT ENTITLE THE HOLDER TO RECEIVE ANY PRINCIPAL BUT ONLY INTEREST ON THE NOTIONAL PRINCIPAL AMOUNT PAYABLE MONTHLY AS SET FORTH HEREIN. ACCORDINGLY, THE NOTIONAL PRINCIPAL AMOUNT EVIDENCED HEREBY AT ANY TIME MAY BE LESS THAN THE INITIAL NOTIONAL PRINCIPAL AMOUNT SET FORTH BELOW.

Unless this Note is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the issuer or its agent for registration of transfer, exchange or payment, and any Note issued is registered in the name of Cede & Co. or in such other name as requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner thereof, Cede & Co., has an interest herein.

                         BAY VIEW 2003-LJ-1 OWNER TRUST

                   % CLASS I AUTOMOBILE RECEIVABLE BACKED NOTE


                  Evidencing the indebtedness of the Bay View 2003-LJ-1 Owner Trust, a Delaware statutory trust, secured by the Pledged Assets, as defined below, including a pool of simple and precomputed interest installment loan and security agreements and installment sales contracts secured by new and used automobiles, light-duty trucks, sport utility vehicles and vans.

                  (This Note does not represent an interest in Bay View Transaction Corporation nor an interest in or obligation of any of its affiliates. Neither this Note nor the underlying Receivables, as defined below, are insured or guaranteed by any government agency).

NUMBER                                                               $__________
                                                                CUSIP __________

         Bay View 2003-LJ-1 Owner Trust, a Delaware statutory trust, for value received, hereby promises to pay to the order of [__________] ("the Noteholder") or its registered assigns, the initial Notional principal amount of [____________________ dollars ($__________)], which amount shall be payable in the amounts and at the times set forth in the Indenture dated as of August 1, 2003 (the "Indenture"; such term to include any amendment, restatement, supplement or other modification thereof or thereto); provided, however, that the entire unpaid Notional principal amount of this Note shall be due and payable on or before [____________________]. However, notional principal with respect to the Notes may be paid earlier or later under certain limited circumstances under the Indenture. The Issuer will pay interest on this Note at the Class I Interest Rate. Such interest shall be payable in the manner and at the times set forth in


Indenture
the Indenture. To the extent not otherwise defined herein, the capitalized terms used herein have the meanings assigned to them in the Indenture. This Note is issued under and is subject to the terms, provisions, and conditions of the Indenture, to which the holder of this Note by virtue of the acceptance hereof assents and by which such holder is bound.

         This Note is secured by the Pledged Assets. The Pledged Assets consist of (i) the Receivables listed on Schedule A to the Trust Agreement, (ii) the security interests in the Financed Vehicles or in any other property granted by Obligors pursuant to the Receivables, (iii) any proceeds from claims and other amounts relating to Insurance Policies and other items financed under the Receivables or otherwise covering an Obligor or a Financed Vehicle, (iv) any Liquidation Proceeds, (v) all property (including the right to receive future Liquidation Proceeds) that secures a Receivable and that has been or may be acquired pursuant to the liquidation of the Receivable, (vi) the interest of the Issuer in any proceeds from recourse to Dealers relating to the Receivables,
(vii) all documents contained in the Receivable Files relating to the Receivables, (viii) all monies paid on the Receivables, and all monies due thereon after the Cut-off Date, (ix) the rights of the Transferor pursuant to the Purchase Agreement and the Trust Agreement and the rights of the Issuer pursuant to the Trust Agreement, including, without limitation, a direct right to cause BVAC to purchase Receivables from the Transferor upon the occurrence of a breach of any of the representations and warranties contained in Section 3.02(b) of the Purchase Agreement or the failure of BVAC to timely comply with its obligations pursuant to Section 5.06 of the Purchase Agreement and (x) all proceeds (including, without limitation, "proceeds" as defined in the UCC of the jurisdiction the law of which governs the perfection of the interest in such Receivables and such other property so transferred) of any of the foregoing. Pledged Assets shall also include (a) any and all other right, title and interest, including any beneficial interest the Issuer may have in the Collection Account, the Payahead Account, the Reserve Account and the Lock-Box Account (to the extent such amounts and property in the Lock-Box Account relate to the Receivables), (b) the funds deposited in and financial assets credited to and from time to time on deposit in such accounts (to the extent such amounts and property in the Lock-Box account relate to the Receivables), and all Eligible Investments and other securities, instruments and other investments purchased from such funds.

         Under the Indenture, the Issuer will pay, on the twenty-fifth calendar day of each month, or if such day is not a Business Day, on the first Business Day thereafter (the "Payment Date"), commencing September 25, 2003, to the person in whose name this Note is registered on the Record Date, the portion of Monthly Interest to which the Noteholder is entitled pursuant to the Indenture.

         Payments on this Note will be made by the Indenture Trustee by wire transfer through the facilities of the Depository Trust Company if this note is held by Cede & Co. and otherwise by check mailed to the Person entitled thereto without the presentation or surrender of this Note or the making of any notation hereon. Except as otherwise provided in the Indenture and notwithstanding the above, the final payment on this Note will be made only upon presentation and surrender of this Note at the office or agency maintained for that purpose by the Indenture Trustee.


Indenture

         Unless the certificate of authentication hereon shall have been executed by a Responsible Officer of the Indenture Trustee, by manual or facsimile signature, this Note shall not entitle the holder hereof to any benefit under the Indenture or be valid for any purpose.

         This Note constitutes an obligation of the Issuer. The Note does not represent an interest in the Issuer nor an interest in or obligation of any affiliate of the Issuer, including Bay View Transaction Corporation or Bay View Acceptance Corporation. The Note is limited in right of payment to certain collections and recoveries respecting the Receivables, all as more specifically set forth in the Indenture. In addition to the Class I Notes, the Issuer has also issued Class A-1 Notes, Class A-2 Notes, Class A-3 Notes and Class A-4 Notes. The Indenture provides for certain amounts to be deposited into the Spread Account. In the event amounts available for withdrawal from the Spread Account are insufficient to make payments relating to this Note and the other notes issued by the Issuer, the Indenture Trustee will draw on the Policy to pay such deficiency to the extent provided therein. In furtherance of and in limitation of the foregoing, the Noteholder, by its acceptance of this Note, specifically acknowledges that it has no right to or interest in any monies at any time held pursuant to the Spread Account Agreement prior to the release of such monies pursuant to the Spread Account Agreement, such monies being held in trust for the benefit of the Secured Parties (as defined therein).

         The Indenture permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the rights of the Noteholder under the Indenture at any time by the Issuer and the Indenture Trustee with the consent of the Insurer and the Noteholder. Any such consent by the holder of this Note shall be conclusive and binding on the Noteholder.

         This Note is transferable solely in accordance with Section 2.04 of the Indenture.

         The obligations and responsibilities to the Noteholder created by the Indenture shall terminate upon the payment to Noteholder of all amounts required to be paid to it pursuant to the Indenture. The Servicer may at its option cause the Indenture Trustee to sell the Pledged Assets at a price not to be less than the price specified in the Indenture, and such sale of the Receivables and other property may effect early retirement of the Note.

         Although this Note summarizes certain provisions of the Indenture, this Note does not purport to summarize the Indenture and reference is made to the Indenture for information with respect to the interests, rights, benefits, obligations, proceeds and duties evidenced hereby and the rights, duties and obligations of the Indenture Trustee. In the event of any inconsistency or conflict between the terms of this Note and the terms of the Indenture, the terms of the Indenture shall control.

         Unless the certificate of authentication hereon has been executed by the Indenture Trustee whose name appears below by manual signature, this Note shall not be entitled to any benefit under the Indenture referred to on the reverse hereof, or be valid or obligatory for any purpose.

         IN WITNESS WHEREOF, the Issuer has caused this Note to be duly executed.

Dated:         , 2003
       --------



Indenture

                                    BAY VIEW 2003-LJ-1 OWNER TRUST
                                    By Wilmington Trust Company, not in its
                                    individual capacity but solely as Owner
                                    Trustee

                                    By:
                                       -----------------------------------------
                                    Name:
                                         ---------------------------------------
                                    Title:
                                          --------------------------------------



Indenture

                          CERTIFICATE OF AUTHENTICATION


         This is the Note referred to in the within-mentioned Indenture.

    Deutsche Bank Trust Company Americas, solely in its capacity as Indenture

                                    Trustee,


                                    By:
                                       -----------------------------------------
                                    Name:
                                         ---------------------------------------
                                    Title:
                                          --------------------------------------


Dated:         , 2003
       --------


Indenture

                                   ASSIGNMENT


Social Security or taxpayer I.D. or other identifying number of assignee:
_______________

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto:



(name and address of assignee)



the within Note and all rights thereunder, and hereby irrevocably constitutes and appoints, ____________________ attorney, to transfer said Note on the books kept for registration thereof, with full power of substitution in the premises.

Dated: ____________________


                                                     Signature Guaranteed:

                                                       *


         * NOTICE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note in every particular, without alteration, enlargement or any change whatever. Such signature must be guaranteed by an "eligible guarantor institution" meeting the requirements of the Note Registrar, which requirements include membership or participation in STAMP or such other "signature guarantee program" as may be determined by the Note Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.



Indenture